As filed with the Securities and Exchange Commission on April 28, 2015
Registration No. 333- 199047 /811-4420

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____ [ ]
Post-Effective Amendment No._ 1 ___ [ X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 1 4 5 [X]

WRL SERIES LIFE ACCOUNT
(Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
(Depositor)
(Former Depositor, Western Reserve Life Assurance Co. of Ohio)
570 Carillon Parkway
St. Petersburg, FL 33716
(Address of Depositor’s Principal Executive Offices)
Depositor's Telephone Number:
(727) 299-1800
____________________________

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Transamerica Premier Life Insurance Company
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing pursuant to paragraph (b)
_X_ on May 1, 2015 , pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
_ On ___ (Date) ______, pursuant to paragraph (a) (1)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Information Required in a Prospectus

P R O S P E C T U S
May 1, 201 5

TRANSAMERICA ® FREEDOM ELITE BUILDER    II

issued through

WRL Series Life Account

by

Transamerica Premier Life
Insurance Company
 (Formerly

Western Reserve Life Assurance Co. of Ohio )

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www. premier.transamerica .com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the Transamerica ® Freedom Elite Builder II, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds– Service Class 2 (“Fidelity VIP Funds”), the ProFunds, the Access One Trust (“Access Trust”), the AllianceBernstein   Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy.  Note: If your Policy was applied for before September 22, 2008 and issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy’s cash value to the fixed account.

The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolios available Under Your Policy

Transamerica Series Trust*			Transamerica Series Trust*		ProFunds
➢	Transamerica Aegon Active Asset Allocation – Conservative VP	➢	Transamerica Multi-Managed Balanced VP	➢	ProFund VP NASDAQ-100
➢	Transamerica Aegon Active Asset Allocation – Moderate Growth VP	➢	Transamerica PIMCO Tactical – Balanced VP	➢	ProFund VP Oil & Gas
➢	Transamerica Aegon Active Asset Allocation – Moderate VP	➢	Transamerica PIMCO Tactical – Conservative VP	➢	ProFund VP Pharmaceuticals
➢	Transamerica Aegon High Yield Bond VP	➢	Transamerica PIMCO Tactical – Growth VP	➢	ProFund VP Precious Metals
➢	Transamerica Aegon Money Market VP	➢	Transamerica PIMCO Total Return VP	➢	ProFund VP Short Emerging Markets
➢	Transamerica Aegon U.S. Government Securities VP	➢	Transamerica Systematic Small/Mid Cap Value VP	➢	ProFund VP Short International
➢	Transamerica AB Dynamic Allocation VP	➢	Transamerica T. Rowe Price Small Cap VP	➢	ProFund VP Short NASDAQ-100
➢	Transamerica Asset Allocation – Conservative VP	➢	Transamerica torray Concentrated Growth VP	➢	ProFund VP Short Small-Cap
➢	Transamerica Asset Allocation – Growth VP	➢	Transamerica Vanguard ETF Portfolio-Balanced VP	➢	ProFund VP Small-Cap
➢	Transamerica Asset Allocation – Moderate Growth VP	➢	Transamerica Vanguard ETF Portfolio-Growth VP	➢	ProFund VP Small-Cap Value
➢	Transamerica Asset Allocation – Moderate VP	➢	Transamerica WMC US Growth VP	➢	ProFund VP Telecommunications
➢	Transamerica Barrow Hanley Dividend Focused VP		ProFunds	➢	ProFund VP UltraNASDAQ - 100
➢	Transamerica BlackRock Global Allocation VP	➢	ProFund VP Asia 30	➢	ProFund VP UltraSmall-Cap
➢	Transamerica BlackRock Tactical Allocation VP	➢	ProFund VP Basic Materials	➢	ProFund VP U.S. Government Plus
➢	Transamerica Clarion Global Real Estate Securities VP	➢	ProFund VP Bull	➢	ProFund VP Utilities
➢	Transamerica International Moderate Growth VP	➢	ProFund VP Consumer Services		Access Trust
➢	Transamerica JPMorgan Core Bond VP	➢	ProFund VP Emerging Markets	➢	Access VP High Yield Fund
➢	Transamerica JPMorgan Enhanced Index VP	➢	ProFund VP Europe 30		Fidelity Funds
➢	Transamerica JPMorgan Tactical Allocation VP	➢	ProFund VP Falling U.S. Dollar	➢	Fidelity Index 500 Portfolio
➢	Transamerica Janus Balanced VP	➢	ProFund VP Financials		AllianceBernstein Variable Products Series Fund, Inc.
➢	Transamerica Jennison Growth VP	➢	ProFund VP International	➢	A B Balanced Wealth Strategy Portfolio
➢	Transamerica MFS International Equity VP	➢	ProFund VP Japan		Franklin Templeton Variable Products Trust
➢	Transamerica Morgan Stanley Capital Growth VP	➢	ProFund VP Mid-Cap	➢	Franklin Founding Funds Allocation VIP Fund
➢	Transamerica Morgan Stanley Mid-Cap Growth VP	➢	ProFund VP Money Market
*Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Table of Contents – Transamerica ® Freedom Elite Builder II

Policy Benefits/Risks Summary     Transamerica ® Freedom Elite Builder II

This summary describes the Policy’s important benefits and risks. The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy In General

•
The Transamerica ® Freedom Elite Builder II is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider the Policy in conjunction with other insurance that you own.

•	We offer three (3) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

•	Band 1: $50,000 - $249,999

•	Band 2: $250,000 - $499,999

•	Band 3: $500,000 and above

•	Certain Policy charges are based on the band of coverage. Generally, the higher the band the lower the charges.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

•	You will have a free look period once we deliver your Policy. Please see the section of this prospectus entitled “Canceling a Policy” for a description of the free look period.

•
You  may apply for an increase in the specified amount at any time before the insured’s 86th  birthday, and you may decrease the specified amount after your Policy has been in force for three years, but you may not increase and decrease the specified amount in the same Policy year.  If approved, the change will take effect on the next Policy Monthiversary.  Changes are not allowed after the insured reaches age 95.  The amount of your decrease may be limited.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an  interest rate declared in advance for a specified period (at least 2% annual interest), or in any of the subaccounts of the WRL Series Life Account (the “Separate Account”) which are described in this prospectus.  The fixed account is not available to you if your Policy was applied for before September 22, 2008 and was issued before January 1, 2009 in the State of New Jersey.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals). Investment returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as certain requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount including any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 10 Policy years and for 10 years from the date of any increase in the specified amount of life insurance coverage that you select.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option.

•	Increase or decrease the amount of life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy.

•	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable law and in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase.  The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options.

• Under Option A, the death benefit is the greatest of:
>	The specified amount; or
>	The minimum death benefit under the Guideline Premium Test or Cash Value Accumulation Test, whichever has been selected; or
>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

• Under Option B, the death benefit is the greatest of:
>	The specified amount plus the Policy's cash value on the date of the insured's death; or
>	The minimum death benefit under the Guideline Premium Test or Cash Value Accumulation Test, whichever you have selected; or
>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

• Under Option C, the death benefit is the greatest of:
>	The amount payable under Option A; or
>	The specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:

•	Cash Value Accumulation Test –generally does not limit the amount of premiums you can pay on your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit.  Note: You may not change tests.

Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled “Death Benefit.”  You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the sum of the value of your investments in the subaccounts plus the value of the fixed account (including the loan reserve account), on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made. Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy’s net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first Policy year, you can take out a loan from the Policy using your Policy’s net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section in this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Note: If your Policy was applied for before September 22, 2008, and issued in the State of New Jersey before January 1, 2009, then you may not direct or transfer any premiums or cash value to the fixed account.

Tax Information

 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs.  A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy. See the section of this prospectus entitled “Fee Tables” and your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

The general account assets of Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) (“ TPLIC ”; “ Transamerica Premier ”; the “Company”) are used to support the payment of the death benefit under the Policies.  To the extent that Transamerica Premier is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of   Transamerica Premier ’s general creditors. Transamerica Premier ’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Premium Payments

If you choose the Guideline Premium Test, the federal tax laws limit the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section in this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount.

•	Reduce the death benefit proceeds paid to your beneficiary.

•	Make your Policy more susceptible to lapsing.

•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders
If you surrender your Policy during the first 10 Policy years (or during the 10 year period following an increase in specified amount) you will pay a surrender charge. The surrender charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding Policy indebtedness.  If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the fund prospectuses for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your Policy. Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on or after September 22, 2008, regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”).  Section B includes the fee tables for Policies that were applied for before September 22, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied for On or After September 22, 2008

(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account. This page describes the Premium Expense Charges and the Cash Withdrawal Charge for all policies except those issued to residents of Puerto Rico. Please see the next page for the fees and expenses that are applicable for Policies issued to residents of Puerto Rico.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	As a percentage of premium payment	As a percentage of premium payment
		For All Except Policies Issued to Residents of Puerto Rico:	For All Except Policies Issued to Residents of Puerto Rico
		First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999.	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999.
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999.	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999.
		Never a charge on Policy with a specified amount of $500,000 or more.	Never a charge on Policy with a specified amount of $500,000 or more.
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

_________________________________________________________

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

For Policies issued to residents of Puerto Rico: This table describes the Premium Expense Charges and Cash Withdrawal Charges that are applicable to your Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Premium Expense Charge	Upon payment of each premium	As a percentage of premium payment	As a percentage of premium payment

For  Policies Issued to Residents of Puerto
Rico Only:
First 10 Policy years:
12% of premiums paid on
Policy with a specified
amount up to $249,999;
9.0% on Policy with a
specified amount from
$250,000 - $499,999; and
6.0% with a specified
amount of $500,000 or
more.

For Policies Issued to Residents of
Puerto Rico Only:
First 10 Policy years:
10% of premiums paid
on Policy with a
specified amount up to
$249,999; 7.0% on
Policy with a specified
amount from $250,000
- $499,999; and 4.0%
with a specified amount
of $500,000 or more.

		Policy year 11+: 8.5% with a specified amount up to $499,999; and 6.0% with a specified amount of $500,000 or more.	Policy year 11+: 6.5% with a specified amount up to $499,999; and 4.0% with a specified amount of $500,000 or more.
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Surrender Charge3
Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge4		$ 57.00 per $1,000 of specified amount during the first Policy year	$ 57.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$ 11.58 per $1,000 of specified amount during the first Policy year	$ 11.58 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 30, in the preferred-elite non-tobacco use class		$ 16.95 per $1,000 of specified amount during the first Policy year	$ 16.95 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider7 (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 111	$10.00 per month during the first Policy year, and $12.00 thereafter through attained age 110; $0 starting with attained age 111	$10.00 per month through attained age 110; $0 starting with attained age 111

_______________________________

3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase. (Note: Only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. Please see the example in the “Surrender Charge” section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.

4 This maximum surrender charge is based on an insured with the following characteristics: female, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.

7 We do not assess an administration charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or the 2.75% interest rate charged on Policy loans, whichever is greater. For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 111

Maximum Charge10		$ 49.94 per $1,000 of net amount at risk per month11	$ 47.44 per $1,000 of net amount at risk per month11

Minimum Charge12		$ 0.02 per $1,000 of net amount at risk per month11	$ 0.01 per $1,000 of net amount at risk per month11

Initial Charge for a male insured, issue age 30, in the preferred elite non-tobacco use class, Band 2		$ 0.09 per $1,000 of net amount at risk per month11	$ 0.07 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on a number of factors, including, but not limited to: the insured’s issue age, gender and underwriting class, and the Policy’s specified amount, policy duration, and the amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, issue age 35,standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 76th Policy year. This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

12 This minimum charge is based on an insured with the following characteristics: female, issue age 5, juvenile class, with an initial specified amount of $500,000 or higher (Band 3) and in the 1st Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge13	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge14		$0.16 per $1,000 of specified amount per month	$0.16 per $1,000 of specified amount per month
Minimum Charge15		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 30		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested
Annual rate of 0.75% for Policy years 1-10; 0.60% for Policy years 11-15; 0.30% for Policy years 16-20; and 0.00% for Policy years 21+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread16	On Policy anniversary or earlier, as applicable17	1.0% (effective annual rate)	0.75% (effective annual rate)

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 10 years from the Policy date based on the issue age of the insured. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.
14 This maximum charge is based on an insured with the following characteristics: issue age 85. This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: issue age 5. This minimum charge may also apply to insureds with other characteristics.

16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan but only if there is a gain on the Policy. Beginning at attained age 111 all loans, new and existing, will be considered preferred loans. We will apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount, including accrued loan interest.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges:18
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge19		$ 0.18 per $1,000 of rider face amount per month	$ 0.18 per $1,000 of rider face amount per month
Minimum Charge20		$ 0.10 per $1,000 of rider face amount per month	$ 0.10 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30		$ 0.10 per $1,000 of rider face amount per month	$ 0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider21	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge22		$ 0.39 per $1,000 of base Policy net amount at risk per month11	$ 0.39 per $1,000 of base Policy net amount at risk per month11
Minimum Charge23		$ 0.03 per $1,000 of base Policy net amount at risk per month11	$ 0.03 per $1,000 of base Policy net amount at risk per month11
Initial charge for a male insured, issue age 30		$ 0.04 per $1,000 of base Policy net amount at risk per month11	$ 0.04 per $1,000 of base Policy net amount at risk per month11

_____________________________________________
18 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to: each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

21 Disability Waiver of Monthly Deductions charges are based on the  insured’s issue age and gender, and the net amount at risk. The charges shown are for Base Policy only (i.e., without riders and other benefits). The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider24	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge25		$ 1.61 per $10 of monthly rider benefit	$ 1.61 per $10 of monthly rider benefit
Minimum Charge26		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a male insured, issue age 30		$0.38 per $10 of monthly rider benefit	$ 0.38 per $10 of monthly rider benefit
Children’s Insurance Rider27	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 100
Maximum Charge29		$30.40 per $1,000 of rider face amount per month	$30.40 per $1,000 of rider face amount per month
Minimum Charge30		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 35, in the preferred elite non- tobacco use class		$0.08 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

24 The charge for this rider is a level rate based on the primary insured’s issue age, gender and the amount of monthly income benefit that would be paid in the event of a total disability as defined in the rider.
25 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, issue age 15.. This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges are based on some combination of the insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 25, standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, issue age 5, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100
Maximum Charge29		$30.40 per $1,000 of rider face amount per month	$30.40 per $1,000 of rider face amount per month
Minimum Charge31		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the preferred elite non- tobacco use class		$0.09 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium32	After rider generates annual increases to Policy specified amount	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge

31 This minimum charge is based on an insured with the following characteristics: female, issue age 10, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
32 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, the insured’s  issue age at time of increase, and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the insured’s issue age and the duration of the Policy at the time of the increase.

SECTION B

Fee Tables for Policies Applied for Before September 22, 2008 and issued

Before January 1, 2009

(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Surrender Charge3
Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge4		$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 30, in the preferred-elite non-tobacco use class		$17.06 per $1,000 of specified amount during the first Policy year	$17.06 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider7 (an Accelerated Death Benefit)	When rider is exercised	Discount Factor	Discount Factor
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100	$8.00 per month during the first Policy year; $12.00 per month thereafter through attained age 99; $0 starting with attained age 100	$8.00 per month for policy years 1-10, $4.00 per month for policy year 11 through attained age 99; $0 starting with attained age 100
_________________________

3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase.  (Note: only the increase in specified amount is subject to the additional 10 year surrender charge period.)  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be typical of the charges you will pay. Please see the example in the “Surrender Charge” section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for  income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater.  For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefits (Riders)” section of this prospectus.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Charge	Current Charge1
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$42.42 per $1,000 of net amount at risk per month11
Minimum Charge12		$0.06 per $1,000 of net amount at risk per month11	$0.02 per $1,000 of net amount at risk per month11
Initial Charge for a male insured, issue age 30, in the preferred elite non-tobacco use class, Band 2		$0.12 per $1,000 of net amount at risk per month11	$0.08 per $1,000 of net amount at risk per month11

8 Cost of insurance charges are based on a number of factors, including, but not limited to: the insured’s issue age, gender and underwriting class, and the Policy’s specified amount, policy duration,  and the amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, issue age 35,standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: female, issue age 10,juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge13	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge14		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Minimum Charge15		$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month
Initial Charge for an insured, issue age 30		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested
Annual rate of 0.75% for Policy years 1-10; 0.60% for Policy years 11-15; 0.30% for Policy years 16-20; and 0.00% for Policy years 21+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread16	On Policy anniversary or earlier, as applicable17	1.0% (effective annual rate)	0.75% (effective annual rate)

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 10 years from the Policy date based on the insured’s issue age. We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that are based on the insured’s attained age on the date of the increase.
14 This maximum charge is based on an insured with the following characteristics: issue age 85. This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: issue age 5.This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan but only if there is a gain on the Policy.  Beginning at attained age 100, all loans, new and existing, will be considered preferred loans. We will apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount (including accrued loan interest). The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges:18
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge19		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge20		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider21	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge22		$0.39 per $1,000 of base Policy net amount at risk per month11	$0.39 per $1,000 of base Policy net amount at risk per month11
Minimum Charge23		$0.03 per $1,000 of base Policy net amount at risk per month11	$0.03 per $1,000 of base Policy net amount at risk per month11
Initial charge for a male insured, issue age 30		$0.04 per $1,000 of base Policy net amount at risk per month11	$0.04 per $1,000 of base Policy net amount at risk per month11

18 Optional Rider cost of insurance charges are based on a number of factors, including but not limited to:  each insured’s issue age, gender and underwriting class, and the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age and gender, and the net amount at risk. The charges shown are for Base Policy only (i.e., without riders and other benefits). The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy. You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider24	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge25		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge26		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a male insured, issue age 30		$0.38 per $10 of monthly rider benefit	$0.38 per $10 of monthly rider benefit
Children’s Insurance Rider27	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 100
Maximum Charge29		$83.33 per $1,000 of rider face amount per month	$60.53 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month30	$0.02 per $1,000 of rider face amount per month31
Initial charge for a female insured, issue age 35, in the preferred elite non-tobacco use class		$0.13 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

_______________________________

24 The charge for this rider is a level rate based on the primary insured’s issue age, gender and the amount of monthly income benefit that would be paid in the event of total disability as defined in the rider.
25 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, issue age 15. This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges are based on some combination of the insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 25, standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, issue age 10, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, issue age 27, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100
Maximum Charge29		$83.33 per $1,000 of rider face amount per month	$42.42 per $1,000 of rider face amount per month
Minimum Charge32		$0.06 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a male insured, issue age 30, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium33	After rider generates annual increases to Policy specified amount	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge	See listings in tables above for: Cost of Insurance Monthly Per Unit Charge Surrender Charge

32 This minimum charge is based on an insured with the following characteristics: female, issue age 10, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
33 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, the insured’s issue age at time of increase, and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the issue age of the insured and the duration of the Policy at the time of the increase.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 4 . Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	1.73%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.35%	1.71%

1 The portfolio expenses used to prepare this table were provided to Transamerica Premier by the funds. The expenses shown are those incurred for the year ended December 31, 201 4 . Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Premier took into account the information received from those funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Founding Funds Allocation VIP Fund for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for  14 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 6 .

Transamerica Premier , the Separate Account, the Fixed Account and the Portfolios

Transamerica Premier

Transamerica Premier Life Insurance Company , located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.   NOTE: On October 1, 2014, Western Reserve Life Assurance Co. of Ohio merged with Transamerica Premier Life Insurance Company (effective July 31, 2014, Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company).

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Premier from its general account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.   See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance (TPLIC’s) and Ohio (Western Reserve’s) - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address - Transamerica Premier Life Insurance Company , 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499 - or by calling us at (800) 851-9777, or by visiting our website www. premier.transamerica.com . .  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Premier 's ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com) Standard & Poor's Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account

    WRL Series Life Account was a separate account of Western Reserve, established under Ohio law. Effective on October 1, 2014, WRL Series Life Account was re-domesticated under the laws of the State of Iowa and reestablished under TPLIC.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

●	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
●	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
●	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
●	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
●	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
●	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
●	Manage the separate account at the direction of a committee.
●	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
●	Change the investment objective of a subaccount.
●
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

●	Fund additional classes of variable life insurance policies through the separate account.
●	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica Premier ’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Premier has sole discretion over the investment of the fixed account’s assets. Transamerica Premier bears the full investment risk for all amounts contributed to the fixed account.  Please see the section above entitled “Risks of Managing General Account Assets.”   Transamerica Premier guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights.) We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deductions charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

New Jersey: The fixed account is not available to you if your Policy was applied for in the State of New Jersey before September 22, 2008 and issued before January 1, 2009. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is available to you only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.  Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds.  (See the chart below listing portfolios available under the Policy.)  As a result, you will pay fees and expenses at both portfolio levels.  This will reduce your investment return.  These arrangements are referred to as fund of funds or master-feeder funds.  Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio’s optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an “*” preceding the name of the portfolio in the first column of the chart below.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  (See chart below listing portfolios available under the Policy.)  The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.  You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

The ProFunds and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds or Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.premier.transamerica.com . You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
* Transamerica Aegon Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
* Transamerica Aegon Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
* Transamerica Aegon Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Aegon High Yield Bond VP2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks a high level of current income by investing in high - yield debt securities.
Transamerica Aegon Money Market VP3	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica Aegon U.S. Government Securities VP	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica A B Dynamic Allocation VP 4	Transamerica Asset Management, Inc. AllianceBernstein, L . P .	Seeks capital appreciation and current income.
* Transamerica Asset Allocation – Conservative VP 5	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
* Transamerica Asset Allocation – Growth VP 5	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks long-term capital appreciation.
* Transamerica Asset Allocation – Moderate Growth VP 5	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.

1 This portfolio invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
3There can be no assurance that the Transamerica Aegon Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Aegon Money Market VP subaccount may become extremely low and possibly negative.
4 Formerly, Transamerica AllianceBernstein Dynamic Allocation VP.
5 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
* Transamerica Asset Allocation – Moderate VP 5	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation .
Transamerica BlackRock Global Allocation VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return. Total investment return is the combination of capital appreciation and investment income.
* Transamerica BlackRock Tactical Allocation VP 6	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
* Transamerica International Moderate Growth VP 5	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
5 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds. Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
6 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
* Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
* Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
* Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica Systematic Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Torray Concentrated Growth VP	Transamerica Asset Management, Inc. Torray LLC	Seeks to achieve long-term growth of capital.
* Transamerica Vanguard ETF Portfolio-Balanced VP 1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to balance capital appreciation and income.
* Transamerica Vanguard ETF Portfolio-Growth VP 1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica WMC US Growth VP 7	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Fidelity Funds
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
AllianceBernstein variable products series fund, inc.:
A B Balanced Wealth Strategy Portfolio 8	AllianceBernstein L.P.	Seeks to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Founding Funds Allocation VIP Fund 9	See Footnote 10	Seeks capital appreciation with a secondary goal of income.
1 This portfolio invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 Formerly, Transamerica WMC Diversified Growth VP.
8 Formerly, AllianceBernstein Balanced Wealth Strategy Portfolio,
9 This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
10 Franklin Templeton Services, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS:
ProFund VP Asia 30 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.
ProFund VP Bull 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.
ProFund VP Consumer Services 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®.
ProFund VP Emerging Markets 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the BNY Mellon Emerging Markets 50 ADR ® Index.
ProFund VP Europe 30 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX) ® . The fund does not normally provide investment returns that match the inverse of the Index.

ProFund VP Financials 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.
ProFund VP International 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MCSI EAFE futures contracts traded in the United States.

11 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Japan 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the
Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

ProFund VP Mid-Cap 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index®.
ProFund VP Money Market 11, 12	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 ® Index.
ProFund VP Oil & Gas 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas SM Index.
ProFund VP Pharmaceuticals 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals SM Index.
ProFund VP Precious Metals 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals SM Index.
ProFund VP Short Emerging Markets 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   BNY Mellon Emerging Markets 50 ADR ® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

11 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
12 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short International 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Short NASDAQ-100 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   NASDAQ-100 ® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Short Small-Cap 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 ® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Small-Cap 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 ® Index.
ProFund VP Small-Cap Value 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600 ® Value Index.
ProFund VP Telecommunications 11	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications SM Index.
ProFund VP UltraNASDAQ-100 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to two times (2x the daily performance of the NASDAQ-100 ® Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

11 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP UltraSmall-Ca p 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to tw o times (2 x ) the daily performance of the Russell 2000 ® Index. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP U.S. Government Plus 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ProFund VP Utilities 11	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Utilities SM Index.  The fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

ACCESS TRUST:
Access VP High Yield Fund 11, 13	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
11 The ProFunds VP and Access Trust portfolios permit frequent transfers, which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  Please see the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.
13 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. (“TAM”), located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237 , serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust’s Board of Trustees. TAM is directly owned by Transamerica Premier (77%) and AUSA Holding Company (23%).  For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds’ Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser and provides management services to all of the ProFunds and the Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or Access Trust’s Boards. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the respective ProFunds and/or Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the AllianceBernstein Variable Products Series Fund, Inc. and manages the A B Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Founding Funds Allocation VIP Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the Franklin Founding Funds Allocation VIP Fund and provides certain administrative services and facilities for the adviser, and oversees rebalancing of the portfolio’s assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Premier .   Transamerica Premier may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue s We Receive.”)  We review the portfolios periodically and may remove a portfolio or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios including each fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	●	The death benefit, cash and loan benefits.
	●	Investment options, including premium allocations.
	●	Administration of elective options.
	●	The distribution of reports to owners.

Costs and expenses we incur:	●	Costs associated with processing and underwriting applications.
	●	Expenses of issuing and administering the Policy (including any Policy riders).
	●	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	●	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	●	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	●	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	●
For All Except Policies Issued to Residents of Puerto Rico (for Policies applied for on or after September 22, 2008)
 6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (Band 1), and 2.5% of premiums thereafter.

	●	3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (Band 2), and 2.5% of premiums thereafter.
	●	There is no premium expense charge for Policies with a specified amount of $500,000 or higher (Band 3), except for residents of Puerto Rico.

●
For Policies Issued to Residents of Puerto Rico (for Policies applied for on or after September 22, 2008)
 Currently, 10% during the first ten Policy years on Policies with a specified amount of less than $250,000 (Band 1) and 6.5% thereafter; we guarantee this charge will never exceed 12.0% during the first ten Policy years and 8.5% thereafter,

●
Currently, 7.0% with a specified amount in force from $250,000 to $499,999 (Band 2) for the first 10 Policy years, and 6.5% thereafter. We guarantee this charge will not exceed 9.0% during the first ten Policy years and 8.5% thereafter.

	●	For residents of Puerto Rico with a specified amount of $500,000 or higher (Band 3), currently, 4.0%. We guarantee this charge will not exceed 6%.

NOTE: Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal (if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.

Monthly Deductions

If your Policy was applied for on or after September 22, 2008, we take monthly deductions from the cash value on the Policy date and on each Monthiversary before the insured’s attained age 111. For Policies applied for before September 22, 2008 and issued before January 1, 2009, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to attained age 100. Monthly deductions will be taken on a pro-rata basis from each subaccount unless you elect self-directed monthly deductions. You may elect self-directed monthly deductions by sending us a request in a form satisfactory to us. If self-directed monthly deductions are elected, the portion of each monthly deduction taken from each subaccount will equal the monthly deduction multiplied by the selected percentage for that subaccount. If any of the selected subaccounts would be reduced to zero by the current monthly deduction, the monthly deductions will be taken on a pro-rata basis from each subaccount according to the portion of the cash value in each.  The change to or from self-directed monthly deductions will be effective on the date we record the change.

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	●	The monthly Policy charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
	●	The monthly cost of insurance charge for the Policy; plus
	●	The monthly per unit charge for the Policy; plus
	●	The portion of the monthly deductions for any benefits provided by riders attached to the Policy.

Monthly Policy Charge (for Policies applied for on or after September 22, 2008):

	●	This charge currently equals $10 each Policy month through attained age 110. Starting at attained age 111, this charge equals $0 each Policy month.
	●	We guarantee this charge will never be more than $10 per month during the first Policy year not more than $12 per month through attained age 110 and will be $0 starting at attained age 111.

Monthly Policy Charge (for Policies applied for before September 22, 2008 and issued before January 1, 2009):

	●	This charge currently equals $8.00 each Policy month for Policy years 1-10 and $4.00 each Policy month for Policy years 11 through attained age 99.
	●	We guarantee this charge will never be more than $8.00 per month during the first Policy year and thereafter $12.00 per month through attained age 99 and will be $0 starting at attained age 100.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:
1. 2.
Reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount).
Multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

	●	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
➢ Band 1: $50,000 - $249,999
➢ Band 2: $250,000 - $499,999
➢ Band 3: $500,000 or more
	●	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
	●	Cost of insurance rates are generally lower for each higher band of specified amount.
●
We determine your specified amount band each Monthiversary by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:
This charge equals:
●	The monthly per unit charge for the specified amount on the Policy date; plus
●	The monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
●	The monthly per unit charge for any specified amount that has been decreased.
●	We guarantee the duration of this charge to be no more than 10 years following the Policy date and following the date of any increase in specified amount.
●
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured. A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured’s issue age at the time of any increase in specified amount. The rate of the monthly per unit charge applied under your Policy depends on whether the Policy was applied for on or after September 22, 2008.

Optional Insurance Riders:

●
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.  Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to:  the insured’s issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount. Cost of insurance rates generally will increase each year with the age of the insured.  Cost of insurance rates are generally lower for each higher band of specified amount.  The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after September 22, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured’s attained age, gender, and underwriting class. For Policies applied for before September 22, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Mortality Tables and the insured’s attained age, gender, and underwriting class.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on factors such as the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge for as long as the Policy remains in the higher specified band and possibly a decrease in the premium expense charges because premium expense charges are based on the specified amount in force on the Base Policy at the time the premium is received.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance and premium expense charges.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will cause the rider to terminate and annual scheduled specified amount increases to stop.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes. We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any policies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates on the Base Policy, except that current rates are not guaranteed for any amount of time under the riders.

Mortality and Expense Risk Charges

We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is equal to:

●	The value of each subaccount; multiplied by
●	The daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We may reduce this charge to 0.60% for Policy years 11 – 15; 0.30% for Policy years 16 – 20; and 0.00% for Policy years 21+, but we do not guarantee that we will do so. We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount including accrued loan interest) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The initial specified amount has a 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and underwriting class at the time of the increase.

A surrender charge is not assessed when a specified amount decrease occurs but the full surrender charge remains in effect until surrender of the Policy.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 10th Policy year to surrender your Policy and you have not selected the Inflation Fighter Rider Level Premium, and you have not increased your specified amount within the past 10 Policy years.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances, the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years.  This will depend on a number of factors, but is more likely if:

●	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
●	Investment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	1.	The surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	2.	The number of thousands of specified amount in the layer; multiplied by
	3.	The surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after September 22, 2008) or Appendix A-2 (for Policies applied for before September 22, 2008 and issued before January 1, 2009).

The surrender charge factor is also determined separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown in Appendixes A-1(A) and A-2(A). We generally determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.  Please see “Surrender Charge Factors” in Appendixes A-1-a and A-2-a.

Transfer Charge

We currently allow you to make 12 transfers each Policy year free of charge. Except as listed below, the charge is $25 for each additional transfer. We deduct the transfer charge from the amount being transferred. We will not increase this charge.

●	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
●
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date currently are not treated as transfers for the purpose of assessing this charge.

●	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
●	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
●	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing this charge.

Loan Interest Rate Charge

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After the insured’s attained age 111 (if your Policy was applied for on or after September 22, 2008) or attained age 100 (if your Policy was applied for before September 22, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

After the first Policy year, you may take one cash withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes
We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the riders available under your Policy as noted below (see “Supplemental Benefits (Riders)”):

•
Living Benefit Rider. We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater.  For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•
Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender and underwriting class, and Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender and underwriting class, and Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

•
Accidental Death Benefit Rider. We assess a cost of insurance charge based on the primary insured’s attained age and rider specified amount. Charges generally will increase each year with the age of the insured.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•
Inflation Fighter Rider Level Premium. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of the increase, the insured’s issue age at the time of increase and Policy duration from the date of increase. Each new layer of cost of insurance is based on, among other factors, the  insured’s issue age, and the duration of the Policy at the time of the increase.

Portfolio Expenses

The value of each subaccount will reflect the fees and expenses paid by the corresponding portfolio – including, but not limited to – operating expenses and any 12b-1 fees.  Please see the fund prospectuses for more detailed information about the portfolios.

Revenues We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates  in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

Rule 12b-1 Fees. We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees (“Support Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Premier and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0. 39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

*Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We, and/or TCI, may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 201 4 we received $ 12,664,073.57 in benefits from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Premier and its affiliates.

Other payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”) also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $100,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers, (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives, (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts, and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2014, TCI and its affiliates received revenue sharing payments that totaled approximately $750,000. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Alliance Bernstein Investments; American Funds; Barrow, Hanley, Mewhinney & Strauss; BlackRock Investment Management, LLC; Fidelity Investments; CBRE Clarion Real Estate Securities; Kayne Anderson Capital; Janus Capital; Jennison Associates; JP Morgan Asset Management; Legg Mason Capital Management; Logan Circle Investment Partners; Morningstar Advisers; Natixis Global Asset Management; Pacific Investment Management Company; PineBridge Investments;  Ranger Investments; Systematic Financial Management; Thompson, Siegel & Walmsley, LLC; Vanguard; and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

 Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing   the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate.

The principal rights an owner may exercise are:

●	To designate or change beneficiaries before the death of the insured.
●	To receive amounts payable before the death of the insured.
●	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.).
●	To change the owner of the Policy.
●	To change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, this tax test cannot be changed.

 No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. Note:   No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

●	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
●	To assure qualification of the Policy as a life insurance policy under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
●	To reflect a change in the operation of the separate account; or
●	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us. We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:

●	Band 1: $50,000 - $249,999
●	Band 2: $250,000 - $499,999
●	Band 3: $500,000 and over

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

●	The date of your application; or
●	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free Section 1035 Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (“Conditional Receipt”), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	●	The amounts applied for under all Conditional Receipts issued by us; or
	●	$500,000 of life insurance.

Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	●	The date of application; or
●
The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	●	60 days from the date the application was signed;
	●	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	●	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	●	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	●	The Conditional Receipt is not valid unless:
		1.	All blanks in the Conditional Receipt are completed; and
		2.	The receipt is signed by an authorized Company representative.

Other limitations:	●	There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	●	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
●
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica Premier ’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges.   Coverage may begin earlier in Section 1035 exchange situations as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

The Policy has been approved for issue – even if approved other than as applied for - and accepted in writing by the proposed owner and either:

1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or

2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium.  Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date if the Policy is backdated). Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free look right.  While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate until the reallocation date when they will be allocated to the subaccounts and/or fixed account as you specified in your application.  Please Note: If a Policy is backdated, your premiums are credited on the record date and not the backdated Policy date.

 On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request.  We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless a different address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date. Please Note: State specific rules may apply to a request to backdate a policy.  Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes

After Attained Age 111 (For Policies Applied for On Or After September 22, 2008) Or After Attained Age 100 (For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th or 100th birthday, as applicable, the Policy will continue, with the following changes, unless state law otherwise requires:

●      We will not accept any further premium payments.
●      We will no longer deduct the monthly deductions.
●      We will continue to deduct the mortality and expense risk charge, if any.
●	Interest will continue to accrue on any Policy loans, as before, but all loans, new and existing, will be considered preferred loans.
●      We will continue to accept Policy loan repayments and loan interest payments.
●      We will continue to permit Policy loans and withdrawals to be made.

Please Note: Continuing a Policy beyond the insured’s 99th birthday may have tax consequences. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 99th birthday. Please see the “Federal Income Tax Considerations” section of this prospectus.

PREMIUMS

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

●      Allocation percentages must be in whole numbers.
●
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly.

●	If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.
●
Unless otherwise required by state law, we may restrict allocations and transfers to the fixed account if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change your allocations through our web site at www. premier.transamerica .com.

Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or our administrative office. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account  as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. In those states that require us to return all premiums paid for the Policy in the event you exercise your free look right, we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery.  Please contact your registered representative for details concerning the free look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, we will reallocate the cash balance on the reallocation date to either the fixed account, the Transamerica Aegon Money Market VP subaccount or the Transamerica JPMorgan Core Bond VP subaccount (depending on which subaccounts you selected on your application).

Please Note: For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the issue age, gender, rate class of the insured, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, if any riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount including any accrued loan interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month.  (Your initial minimum monthly guarantee premium is shown on your Policy schedule page. You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount, or if you add, increase, or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect.  Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured with an issue age of 0-60, the no lapse date is the 20th Policy anniversary or the insured ’s attained age 65, whichever is earlier. For a Policy issued to an insured with an issue age of 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations & Payments

 We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the Guideline Premium Test.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment within 60 days after the end of the Policy year. If you choose the Guideline Premium Test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. (Please see the section of this prospectus entitled “Federal Income Tax Considerations” for more information concerning your Policy or consult a qualified tax advisor.)

We may require premium payments to be at least $50.  (1,000 by wire).  If the payment is made by monthly direct deposit, we may require minimum payments of $75.  We may return premiums less than the minimum.

    Wire Transfers. We will accept premium payments by wire transfer.  If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges (“1035 Exchanges”). We will accept a part or all of your initial premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Transfers

General

You or your authorized registered representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

●
Your Policy may be limited to a cumulative transfer from the fixed account each Policy year of the greater of 25% of the amount in the fixed account, or the amount transferred out of the fixed account the previous Policy year.  However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

● Currently we do not, but reserve the right to, limit the amount of and the number of transfers out of the fixed account to one per Policy year. If we modify or stop our current practices, we will notify you at the time of your transfer.

●
Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve account, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

●
You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www. premier.transamerica .com). Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

●	There is no minimum amount that must be transferred.
●	There is no minimum amount that must remain in a subaccount after a transfer.
●	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year:
1.  We consider all transfers made in any one day to be a single transfer.

2.  Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value    immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

3.  Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
4. Transfers among the ProFunds or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
5. Transfers under asset rebalancing and dollar cost averaging currently are not treated as transfers for purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to accommodate market timing or facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

1.
D ilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

2.
A n adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

3.	I ncreased brokerage and administrative expenses.

These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

    We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions.  In the absence of any such restrictions ( e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before it is detected and we take steps to deter it.

    Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests   from policyowners or persons acting on behalf of policyowners for compliance with, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies   and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges will allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number – 1-727-299-1648 (for all other fax requests, please use 1- 727-299-1620). You also may request transfers electronically through our website, www. premier.transamerica .com. Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

●	We will employ reasonable procedures to confirm that instructions are genuine.
●	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
●	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
●
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

●	We may also require that you send us the telephone, Internet or fax transfer order in writing.
●	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
●	We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
●
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s or Transamerica Premier ’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number (“PIN”) and your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person using your PIN on the automated phone line or providing instructions online is you or one authorized by you.

Note:   Your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you at the time of your transfer.

We also reserve the right to limit the maximum amount you may transfer from the fixed account each Policy year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website.  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.  Unless otherwise required by state law, we may restrict transfers to the fixed account, if, following the transfer, the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: The fixed account is not available to you if your Policy was applied for before September 22, 2008 and was issued before January 1, 2009 in the State of New Jersey.  You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium to the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica Aegon Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	●	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office) a completed form signed by the owner requesting dollar cost averaging.
	●	You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	●	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	●	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	●	We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office) a request to discontinue participation from you or your authorized representative.
	●	The value in the accounts from which we make the transfers is depleted.
	●	You elect to participate in the asset rebalancing program.
	●	You elect to participate in any asset allocation services provided by a third party.
If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program.  We make no guarantee that participating in this program will result in a profit or protect you against loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocations to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, then we will use the date that we receive your request form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	●	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form signed by the owner.
	●	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program.  (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	●	You elect to participate in the dollar cost averaging program.
	●	We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office), a request to discontinue participation from you or your authorized representative.
	●	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	●	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs, or any allocation models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Premier as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the registered representative/ agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica Premier .

Note:

•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by owners on their own behalf, except as otherwise described in this prospectus.  Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instructions to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values

 Cash Value

Your cash value:
●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.  You may also fax your requests to 1-727-299-1620.

Net surrender value on any valuation date equals:	●	The cash value as of such date; minus
	●	Any surrender charge as of such date; minus
	●	Any outstanding Policy loan amount including any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. (Note:  Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	●	The initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	●	Units purchased with additional net premium(s); plus
	●	Units purchased due to a loan repayment; plus
	●	Units purchased through transfers from another subaccount or the fixed account; minus
	●	Units redeemed to pay for monthly deductions; minus
	●	Units redeemed to pay for cash withdrawals; minus
	●	Units redeemed as part of a transfer to another subaccount, or the fixed account (including the loan reserve account); minus
	●	Units redeemed to pay cash withdrawal and transfer charges; minus
	●	Units redeemed due to any refund of premiums allocated to that subaccount.
Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request, or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	●
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

	●	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	●	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	●	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:	●	The sum of net premiums allocated to the fixed account; plus
	●	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	●	Total interest credited to the fixed account; minus
	●	Amounts charged to pay for monthly deductions; minus
	●	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges, or any other fees and charges; minus
	●	Amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus
	●	Any refund of premiums allocated to the fixed account.

Death Benefit

Death Benefit Proceeds

We will determine the amount the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need.  We will pay interest on the Death Benefit from the date of death to the date of payment. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	●	The amount determined based on the death benefit option that you select (described below); minus
	●	Any monthly deductions due during the grace period (if applicable); minus
	●	Any outstanding loan amount including any accrued loan interest; plus
	●	Any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

The Policy offers three death benefit options – Option A, Option B and Option C. The amount of the death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer. This is an important decision. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively) to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test ("GPT") or a Cash Value Accumulation Test (“CVAT”).  You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by attained age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the attained age, gender and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Option A

Under the Guideline Premium Test

The death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the GPT for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Example 1.   Option A Guideline Premium Test Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000 = 2.5 times the cash value.)  Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy.

Under the Cash Value Accumulation Test

The death benefit equals the greatest of:	1.	The specified amount; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page (Note: Qualified A dditional B enefits are specific benefits defined in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the CVAT are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, specified amount band, and attained age at the beginning of each Policy year, and will differ depending on whether your Policy was issued under the 2001 or 1980 C.S.O. Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Example 2.   Option A Cash Value Accumulation Test Example. Assume that a Policy has no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 2.97, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the Other Insured Rider, must be equal to or be greater than 2.97 times the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Base Policy will exceed the $100,000 specified amount. The figure of $48,520 is derived by solving for cash value in the calculation $100,000 = 2.97 multiplied by (cash value minus $14,850): 2.97 multiplied by ($48,520 – $14,850) = $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the Other Insured Rider, by $2.97. If at any time the difference between the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the Other Insured Rider, will equal the specified amount of the Policy.

Option B

Under the Guideline Premium Test

The death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the insured’s date of death; or
	2.	The limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Example 3.   Option B Guideline Premium Test Example. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation 2.5 multiplied by cash value = $100,000 plus cash value: 2.5 multiplied by $66,667 = $100,000 plus $66,667.  Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $66,667, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

The death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the primary insured’s date of death; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are Q ualified A dditional B enefits as shown on your Policy’s schedule page; or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Example 4. Option B Cash Value Accumulation Test Example. Assume that the insured’s attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 2.97, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Base Policy, however, must be at least 2.97 times the difference between the cash value and the net single premium for riders. As a result, if the cash value exceeds $73,149, then the death benefit for the Base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived by solving for cash value in the calculation 2.97 multiplied by (cash value minus the net single premium for the rider) = specified amount plus cash value: 2.97 multiplied by ($73,149 - $14,850) = $100,000 plus $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Base Policy by $2.97.

Similarly, any time the cash value exceeds $73,149, each dollar taken out of the cash value will reduce the death benefit of the Base Policy by $2.97. If at any time, the difference between the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Base Policy will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	1.	The death benefit under Option A; or
	2.	The specified amount multiplied by an age-based “factor” equal to the lesser of:
● 1.0; or
● 0.04 multiplied by (95 minus insured’s attained age at death)
(the “factor” will never be less than zero);
plus the cash value on the date of the insured’s death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C–Three Examples.

1.
Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a   specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 {$100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000}.

2.
Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of {1.0 and (0.04 x (95-75))} plus $9,000 is less than the specified amount.

3.
  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of {1.0 and (0.04 x (95-age))} is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Death Benefit After Attained Age 111 (For Policies Applied for On or After September 22, 2008) or After Attained Age 100 (For Policies Applied for Before September 22, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th birthday or 100th birthday, as applicable, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect. Please Note: Continuing a Policy beyond the insured’s attained age 99 may have tax consequences.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 99.  Please see the “Federal Income Tax Considerations” section of this prospectus.

Effect of Cash Withdrawals on the Death Benefit

If Option A is in effect, or if Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A, then you may add the Inflation Fighter Rider Level Premium. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C, future scheduled increases in specified amount will automatically cease because the Inflation Fighter Rider Level Premium will terminate.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.  If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year and before the insured’s attained age 95, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

●
You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax, and Online Privileges.”)

●	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

●	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

●	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may apply to increase the specified amount at any time or decrease it  at any time after the third Policy year. No more than one change in the specified amount can occur each Policy year. If approved, the increase or decrease will take effect on the next Policy Monthiversary.  An increase or decrease in the specified amount may affect your cost of insurance charge, monthly per unit charge, your GPT premium limitation, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee. A change in specified amount may affect the Policy’s qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702a and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider Level Premium.

Any decrease will reduce your specified amount in the additional layer of coverage created:
(a)	first, by the most recent increase;

(b)	followed by the next most recent increases successively; and

(c)	followed by the amount specified in the original application.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	●	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	●	Decreases are only allowed after the third Policy year.
	●	You may not increase and decrease your specified amount in the same Policy year.
	●	You may not decrease your specified amount lower than the minimum specified amount under Band 1 shown on your Policy schedule page.
	●	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
●
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then specified amount.

	●	A decrease in specified amount will take effect on the first Monthiversary on or next following the day we receive your written request, in good order, at our mailing address.
●
If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount.

●
A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease if the Policy is still within the no lapse period.

Conditions for and impact of increasing the specified amount:	●	We will accept requests for increases in specified amount at any time before the insured’s 86th birthday.
	●	Your request, in good order, must be applied for through a supplemental application and include evidence of insurability satisfactory to us.
	●	A requested increase in specified amount requires our approval and will take effect on the Policy Monthiversary on or after the day we approve your request.
	●	We may require your requested increase in specified amount to be at least $10,000.
	●	You may not decrease and increase your specified amount in the same Policy year.
●
If an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount.

●
An increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase if the Policy is still in the no lapse period.

●
Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase. This charge may significantly reduce your net surrender value.

	●	Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will trigger a new contestability and a new suicide period.
	●	Requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature in your written request.  Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive the written request at our mailing address or a fax request at our administrative office after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period following an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option . A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled “Federal Income Tax Considerations” in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	●
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	●	We may limit the number of withdrawals to one cash withdrawal per Policy year.
●
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to a minimum of $500 and may not exceed the net surrender value, less $500.

	●	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
●
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	●	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
	●	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	●	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	●	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you take a cash withdrawal.
	●	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel the Policy for a refund during the free look period by returning it, with a written request to cancel the Policy, to our mailing address.  You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.)  The free look period generally expires 10 days after you receive the Policy, but in some states you may have more than 10 days.  If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request and returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office).

If your state requires us to allocate premium according to a policyowner’ s instructions during the free look period, then the amount of the refund will be:

•
Your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our mailing address (or a fax request and page 3 of the Policy are received at our administrative office); plus

•	Any charges and taxes we deduct from your premiums; plus
•	Any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”)

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older, as of the Policy effective date, the Policy’s free look period is 30 days from the date of delivery. During the 30-day free look period, we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions.  On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected.  This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can specifically direct the allocation of your net premiums to the subaccounts during the 30-day free look period:

•	On your application
•	In writing any time before the end of the 30-day free look period

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

●	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.

●	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.

●
Any disbursement request when Transamerica Premier has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks
•	Savings banks and savings and loan associations
•	Securities brokers and dealers
•	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	●	We may require you to borrow at least $500.
	●	The maximum amount you may borrow is 90% of the net surrender value, minus loan interest that will accrue before the next Policy anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account. The loan reserve account is part of the fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax at our administrative office.  We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)  If the loan request exceeds $500,000 or if the address of record has been changed in the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed).  We may apply different loan interest rates to different portions of the outstanding loan amount.  After the 10th Policy year, we will charge preferred loan interest rate on a portion of the outstanding loan amount, but only if there is a gain on the Policy. Beginning at the insured’s attained age 100, we will apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount, including accrued loan interest. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

Loan Reserve Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the interest and/or the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once your no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. L apse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

As noted above, the Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect. If the no lapse guarantee is not in effect and the Policy is still in force, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date:	●	For issue ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
	●	For issue ages 61-85, the no lapse date is the 5th Policy anniversary.
●
The no lapse date is specified in your Policy. Note: For all Policies with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010, or 2011, that were applied for before September 22, 2008 and issued before January 1, 2009 and were in force on May 1, 2009, that date was automatically extended to the Policy Anniversary in 2012.

Keeping the no lapse guarantee in effect:	●	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	●	You must pay total premiums (minus cash withdrawals and any outstanding loan amount including accrued loan interest) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.
Effect of changes on minimum monthly guarantee premium:	●
We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased.

•
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force and/or to keep the no lapse guarantee in effect. We normally will not extend the length of the no lapse guarantee.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy, we will require all of the following:

●
Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

● Submit the insured’s written consent to reinstate.
●	Submit evidence of insurability that is satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
●
If the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges that would apply at the time of reinstatement.

●
If the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans and accrued loan interest.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge (that we would assess if you were to surrender the Policy). The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loans plus any accrued loan interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

 In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

 In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age attained 99. Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after attained age 99 uncertain. Also, any increase in cash value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

●
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

●
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

●
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

●
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distributions from the Policy that are tax-free .

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Attained Age 99. The tax consequences of continuing the Policy beyond the insured’s attained age 99 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 99.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.  Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:

•
Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.    The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified  under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on:

●	The amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death.
●	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%).
●	The mortality tables we use.
●	The specific payment option(s) you choose.

Option 1–Equal Monthly Installments for a Fixed Period	●	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	●	We will stop making payments once we have made all the payments for the period selected.

Option 2–Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:
	●	Only for the life of the payee, at the end of which payments will end; or
	●	For the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	●	For the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3–Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	●	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	●	Payments to the co-payee, if living, upon the payee’s death will equal either:
> The full amount paid to the payee before the payee’s death; or
> Two-thirds of the amount paid to the payee before the payee’s death.
	●	All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in good order) at our administrative office. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
•	When mandated under applicable law.

In addition, pursuant to SEC rules, if the Transamerica Aegon Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica Aegon Money Market subaccount or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’ s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us in good order at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following:

●	The date the Policy lapses;
●	The date we receive (in good order) your written request to surrender or terminate; or
●	The date of the insured’s death.

Assignment of the Policy

 You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment form is received in good order by the Company and accepted in our administrative office, unless the Policy states otherwise. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. These riders may not be available in all states; certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a single-sum benefit equal to:

●	The death benefit on the date we pay the single-sum benefit; multiplied by
●	The percentage of the death benefit you elect to receive (“election percentage”); divided by
●	1 + i (“i” equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
●	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

●	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
●	The benefit available under any PIR Plus in force.

A single-sum benefit may not exceed $500,000.

You elect the election percentage. It may not be greater than 100%.

The rider terminates at the earliest of:

●	The date the Policy terminates.
●	The date a settlement option takes effect.
●	The date we pay a single-sum benefit.
●	The date you terminate the rider.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for expected income lost due to the early payment of the death benefit. The terms of the rider vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is ($400,000 x 0.50/ 1.06) - ($10,000 x 0.50). After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

NOTE: Before adding this rider to a Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

Primary Insured Rider Plus (“PIR Plus”)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	●	The rider increases the Policy’s death benefit by the rider’s face amount.
	●	The rider may be purchased for issue ages 0-85.
	●	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	●	We do not assess any additional surrender charge for the rider.
●
Generally the rider coverage costs less than the insurance under the Policy, but it has no cash value and terminates at attained age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed.

	●	You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount.
	●	You may generally decrease your Policy’s specified amount without reducing your rider coverage.

Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	●	Your request must be in writing and sent to our mailing address, in good order.
	●	The primary insured has not reached his/her 86th birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversions.
	●	We may allow an increase to the Policy’s specified amount if the Base Policy and all of the riders in force allow such an increase.
●
The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	●	We will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	●	The Policy anniversary on or following the primary insured’s 100th birthday; or
	●	The date the Policy terminates; or
	●	The date you fully convert this rider; or
	●	The Monthiversary when the rider terminates upon the owner’s written request.

It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the charges for this rider. You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of this rider for new policies.

Other Insured Rider

This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse is the Other Insured there may be adverse tax consequences. Subject to the terms of the rider, we will pay the specified amount of the rider to the owner of the primary insured under, or the beneficiary(ies) of, the Base Policy, as named in the application or in a subsequent written notice acceptable to us when we receive (in good order at our mailing address) proof that the Other Insured’s death occurred while this rider was in force. For issue ages 0-85, our minimum specified amount for this rider is $10,000. The maximum specified amount is the lesser of $1,000,000 or the total amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured’s life (without evidence of insurability).

Conditions to convert the rider:	●	Your request must be in writing, in good order, and sent to our mailing address.
	●	The Other Insured has not reached his/her 86th birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversion.
●
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	●	We will base the premium for the new policy on the Other Insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	●	The Policy anniversary on or following the Other Insured’s 100th birthday; or
	●	The date the Policy terminates for any reason except for the death of the primary insured; or
	●	31 days after the death of the primary insured; or
	●	The date of conversion of this rider; or
	●	The Monthiversary when the rider terminates upon the owner’s written request.

Children’s Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption.  The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $5,000 and the maximum face amount is $20,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At each insured child’s age 25, this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available to primary insureds issue ages 15-59, the minimum specified amount for this rider is $10,000.  The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

●	The death is caused by external, violent, and accidental means.
●	The death occurs within 90 days of the accident.
●	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

●	The Policy anniversary on or following the primary insured’s 70th birthday; or
●	The date the Policy terminates; or
●	The Monthiversary when the rider terminates upon the owner’s written request.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy’s monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15 and 55 at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider.

Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:

●	The primary insured is totally disabled;
●	The primary insured’s total disability began before the Policy anniversary on or following the primary insured’s 60th birthday; and
●	The primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	●	The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
●
The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	●	The date the Policy terminates; or
	●	The Monthiversary when this rider is terminated upon the owner’s written request.

If we are paying benefits under the rider on the Policy anniversary after the insured’s 60th birthday, then the rider will not terminate and benefits will continue until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy, while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the Guideline Premium Test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55. This rider is not available in combination with the Disability Waiver of Monthly Deductions Rider.

Before paying a benefit, we must receive proof, in good order at our mailing address that:

●	The primary insured is totally disabled.
●	The primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday.
●	The primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	●	The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
●
The later of the date of recovery from the disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	●	The date the Policy terminates; or
	●	The Monthiversary when this rider terminates upon the owner’s written request.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy’s specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy’s 20th anniversary, without an additional application or evidence of insurability. The rider is available only at issue of the Policy for issue ages 0-65, and only if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider. You must elect this rider on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	●	The Policy’s initial specified amount must be less than $1,000,000.
	●	Any change to the Policy’s death benefit option will cause the rider to terminate and annual specified amount increases to stop.
	●	Any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.
	●	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop.
●
Future scheduled percentage increases under the rider apply only to the Policy’s specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Increases under the rider do not apply to increases in specified amount requested by you after the Policy date.

●
The Policy’s surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider.

●	The no lapse period for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider.
●
Each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated.

●
 Scheduled annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, the insured’s issue age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the insured’s issue age and the duration of the Policy at the time of the increase.

●
Banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding the Policy’s specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates and the monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy’s specified amount and to each of the specified amount increases generated by the rider.

●
Any requested decreases in specified amount are applied on a “last-in-first-out” basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of the following:

	●	The processing date of a requested decrease in the specified amount of the Policy.
	●	The date an automatic increase, under the terms of the rider, is declined by the owner.
	●	The day following the 20th anniversary of the Policy.
	●	A cash withdrawal from the Policy.
	●	Any change in death benefit option.
	●	The date the insured dies.
	●	The date the Policy terminates for any reason other than the death of the insured.
	●	The date we receive your written request at our mailing address to terminate the Policy or the rider.

Under the rider, the Policy’s specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each Policy anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”) for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisors, Inc. (“TFA”), may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 201 4 was, on average 7 1 % of all premiums paid during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Transamerica Premier , TFA, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as “revenue sharing,” are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to his or her selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Premier ’s main distribution channel is TFA, an affiliate, which sells Transamerica Premier products.    Transamerica Premier covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Transamerica Premier is compensated by TFA for these expenses based on TFA’s usage. In addition, Transamerica Premier and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their supervisors at certain affiliated firms may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s  conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing, and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies. For example, certain sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. ( Transamerica Premier ’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by the representatives may be matched by the firm. Certain sales representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.

Special compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms.  Overrides were offered for certain products as incentives to our affiliate s, TFA and Life Investors Financial Group, in 201 4 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. There can be no assurance that we, the portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Premier, Western Reserve Life Assurance Co. of Ohio (through 12-31-2013), and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary
accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all website (www. premier.transamerica .com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The Transamerica ® Freedom Elite Builder II variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value
At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you if your Policy was applied for before September 22, 2008 and was issued before January 1, 2009 in the State of New Jersey.

free look period
The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

indebtedness	Outstanding loan payments plus accrued interest at the time your Policy lapsed.

insured	The person whose life is insured by the Policy

issue age
The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough net surrender value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights).

minimum monthly guarantee premium
The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date
For a Policy with issue ages 0-60, the no lapse date is the 20th Policy anniversary or the insured’s attained age 65, whichever is earlier. For a Policy with issue ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
 The date we reallocate all cash value held in the reallocation account to the fixed account and /or subaccounts you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free look right. In those states we set the reallocation date to coincide with the free look period that is applicable to your Policy plus a margin of five days for Policy delivery. In all other states, the reallocation date is the later of the Policy date or the record date.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)
The initial specified amount of life insurance that you have selected is shown on the Base Policy’s schedule pages that you receive when the Policy is issued. The in force specified amount is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading. Transamerica Premier is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Premier is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our , the Company ( Transamerica Premier )	Transamerica Premier Life Insurance Company .

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDIXES A-1, A-1( A ), B-1 & C-1

For Policies Applied For On or After September 22, 2008

(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Appendix A-1: Surrender Charge Per Thousand of Specified Amount Layer
(Based on the gender and rate class of the insured)

	Male	Male	Male	Female	Female	Female
Issue Age	Juvenile	Tobacco	Non- Tobacco	Juvenile	Tobacco	Non-Tobacco

0	12.08			11.58
1	12.17			11.66
2	12.28			11.77
3	12.41			11.88
4	12.56			11.99
5	12.72			12.11
6	12.88			12.24
7	13.05			12.39
8	13.23			12.52
9	13.42			12.68
10	13.62			12.84
11	13.84			13.01
12	14.05			13.19
13	14.29			13.37
14	14.53			13.57
15	14.77			13.78
16	15.03			13.98
17	15.29			14.21
18		15.56	13.98		14.44	13.12
19		15.82	14.16		14.69	13.30
20		16.10	14.37		14.94	13.47
21		16.39	14.57		15.20	13.67
22		16.70	14.79		15.49	13.87
23		17.01	15.03		15.78	14.08
24		17.34	15.27		16.09	14.31
25		17.69	15.54		16.42	14.54
26		18.05	15.82		16.76	14.78
27		18.38	16.05		17.06	14.99
28		18.78	16.35		17.43	15.25
29		19.21	16.68		17.83	15.55
30		19.59	16.95		18.19	15.79
31		20.08	17.32		18.64	16.11
32		20.60	17.71		19.11	16.45
33		21.15	18.13		19.61	16.80
34		21.67	18.52		20.06	17.11
35		22.29	18.99		20.60	17.51
36		22.89	19.42		21.12	17.86
37		23.58	19.93		21.72	18.30
38		24.27	20.44		22.29	18.70
39		25.05	21.03		22.98	19.19
40		26.12	21.79		23.88	19.80
41		27.02	22.47		24.66	20.35
42		27.90	23.12		25.43	20.88
43		28.90	23.87		26.30	21.51
44		29.88	24.61		27.17	22.11
45		30.98	25.46		28.16	22.81
46		32.14	26.35		29.19	23.55
47		33.36	27.30		30.30	24.33
48		34.65	28.29		31.46	25.15
49		36.04	29.38		32.68	26.03

	Male	Male	Male	Female	Female	Female
Issue Age	Juvenile	Tobacco	Non- Tobacco	Juvenile	Tobacco	Non-Tobacco

50		37.53	30.52		33.95	26.95
51		39.12	31.75		35.29	27.91
52		40.81	33.06		36.69	28.93
53		42.58	34.45		38.17	30.02
54		44.46	35.93		39.72	31.15
55		46.45	37.49		41.34	32.35
57		50.71	40.92		44.82	34.94
58		53.02	42.80		46.69	36.35
59		55.51	44.82		48.68	37.84
60		57.00	46.98		50.77	39.42
61		57.00	49.28		52.98	41.09
62		57.00	51.73		55.32	42.88
63		57.00	54.34		57.00	44.77
64		57.00	57.00		57.00	46.80
65		57.00	57.00		57.00	48.97
66		57.00	57.00		57.00	51.29
67		57.00	57.00		57.00	53.76
68		57.00	57.00		57.00	56.42
69 and over		57.00	57.00		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Appendix A-1(a): Surrender Charge Factors

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0 - 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 85

At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.99
1	1.00	0.98	0.97	0.96	0.94	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0

* The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

Surrender Charge Examples For Policies Applied For On or After September 22, 2008: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $16.95. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	the surrender charge per $1,000 ($16.95)
	x	the number of thousands of initial specified amount (100)
	x	the surrender charge factor (0.68)
	=	$1,152.60.

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Appendix B-1: Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium. These are based on a male, issue age 30, preferred elite rate class with an initial specified amount of $250,000.

The chart below shows the Base Policy surrender charge and the surrender charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled annual increases have a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	30	250,000	4,238
2	31	258,825	4,178
3	32	267,962	4,036
4	33	277,421	3,807
5	34	287,214	3,489
6	35	297,352	3,078
7	36	307,849	2,571
8	37	318,716	2,049
9	38	329,967	1,512
10	39	341,614	1,170
11	40	353,673	1,240
12	41	366,158	1,305
13	42	379,084	1,388
14	43	392,465	1,478
15	44	406,319	1,575
16	45	420,663	1,678
17	46	435,512	1,794
18	47	450,886	1,916
19	48	466,802	2,048
20	49	483,280	2,188
21	50	500,340	2,342
22	51	500,340	1,973
23	52	500,340	1,626
24	53	500,340	1,265
25	54	500,340	924
26	55	500,340	635
27	56	500,340	374
28	57	500,340	179
29	58	500,340	52
30	59	500,340	0

The chart below shows the current Base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase. The Base Policy and each of the scheduled increases have a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase. The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11 then increases until the end of year 21. After year 21 the monthly per unit charges decrease each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	30	250,000	300
2	31	258,825	311
3	32	267,962	322
4	33	277,421	333
5	34	287,214	346
6	35	297,352	359
7	36	307,849	374
8	37	318,716	390
9	38	329,967	408
10	39	341,614	426
11	40	353,673	146
12	41	366,158	156
13	42	379,084	169
14	43	392,465	181
15	44	406,319	195
16	45	420,663	209
17	46	435,512	223
18	47	450,886	236
19	48	466,802	249
20	49	483,280	263
21	50	500,340	275
22	51	500,340	254
23	52	500,340	231
24	53	500,340	207
25	54	500,340	181
26	55	500,340	153
27	56	500,340	124
28	57	500,340	95
29	58	500,340	64
30	59	500,340	33
31	60	500,340	0

FOR POLICIES APPLIED FOR ON OR AFTER SEPTEMBER 22, 2008

Appendix C-1: Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of the illustrations that follows is based on a Policy for an insured who is a 30 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,565, a $250,000 initial specified amount and death benefit Option A and using the Guideline Premium Life Insurance Compliance Test.  That illustration also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years. We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+ but we do not guarantee that we will do so. We guarantee that this charge will be no more than 0.90% annually for all Policy years;

(2) estimated daily expenses equivalent to an effective arithmetic average annual expense level of   1. 17 % of the portfolios’ gross average daily net assets. The 1. 17 % gross average portfolio expense level assumes an equal allocation of amounts among the 66 subaccounts available to new investors. We used annualized actual audited expenses incurred during 201 4 for the portfolios to calculate the gross average annual expense level;

(3) the premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and monthly deductions using the current monthly Policy charge; and

(4) the surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently assessing such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – “Inquiries.”)

TRANSAMERICA ® FREEDOM ELITE BUILDER II
TRANSAMERICA PREMIER LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 30

Specified Amount $250,000	Preferred Elite Class
Annual Premium $1,565	Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	250,000	250,000	250,000	862	932	980
2	250,000	250,000	250,000	1,710	1,906	2,042
3	250,000	250,000	250,000	2,540	2,918	3,188
4	250,000	250,000	250,000	3,349	3,965	4,422
5	250,000	250,000	250,000	4,139	5,053	5,752
6	250,000	250,000	250,000	4,905	6,175	7,181
7	250,000	250,000	250,000	5,656	7,344	8,726
8	250,000	250,000	250,000	6,404	8,572	10,409
9	250,000	250,000	250,000	7,150	9,863	12,240
10	250,000	250,000	250,000	7,891	11,218	14,231
15	250,000	250,000	250,000	13,023	20,816	29,080
20	250,000	250,000	250,000	17,466	32,559	51,336
25	250,000	250,000	250,000	21,025	47,015	85,299
30 (Age 60)	250,000	250,000	250,000	23,031	64,139	136,588
35 (Age 65)	250,000	250,000	262,487	22,631	84,103	215,153
40 (Age 70)	250,000	250,000	388,660	18,499	107,157	335,051
45 (Age 75)	250,000	250,000	553,050	8,359	133,793	516,870
50 (Age 80)	*	250,000	833,590	*	165,254	793,896
55 (Age 85)	*	250,000	1,271,350	*	204,940	1,210,809
60 (Age 90)	*	274,132	1,925,380	*	261,079	1,833,696
65 (Age 95)	*	338,400	2,806,198	*	335,050	2,778,414
70 (Age 100)	*	432,298	4,250,856	*	432,298	4,250,856
	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1. 17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	-	-	-
2	-	-	-
3	-	-	-
4	2	618	1,074
5	1,258	2,171	2,871
6	2,574	3,844	4,850
7	3,961	5,649	7,031
8	5,345	7,513	9,349
9	6,726	9,439	11,816
10	7,891	11,218	14,231
15	13,023	20,816	29,080
20	17,466	32,559	51,336
25	21,025	47,015	85,299
30 (Age 60)	23,031	64,139	136,588
35 (Age 65)	22,631	84,103	215,153
40 (Age 70)	18,499	107,157	335,051
45 (Age 75)	8,359	133,793	516,870
50 (Age 80)	*	165,254	793,896
55 (Age 85)	*	204,940	1,210,809
60 (Age 90)	*	261,079	1,833,696
65 (Age 95)	*	335,050	2,778,414
70 (Age 100)	*	432,298	4,250,856

* In the absence of an additional payment, the Policy would lapse.

TRANSAMERICA ® FREEDOM ELITE BUILDER II
TRANSAMERICA PREMIER LIFE INSURAN CE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 30

Specified Amount $250,000	Preferred Elite Class
Annual Premium $1,565	Option Type A
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% ( Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	250,000	250,000	250,000	860	931	978
2	250,000	250,000	250,000	1,681	1,876	2,011
3	250,000	250,000	250,000	2,484	2,858	3,126
4	250,000	250,000	250,000	3,225	3,831	4,280
5	250,000	250,000	250,000	3,946	4,838	5,523
6	250,000	250,000	250,000	4,641	5,874	6,853
7	250,000	250,000	250,000	5,310	6,939	8,277
8	250,000	250,000	250,000	5,949	8,030	9,798
9	250,000	250,000	250,000	6,554	9,143	11,420
10	250,000	250,000	250,000	7,128	10,281	13,153
15	250,000	250,000	250,000	10,805	17,880	25,485
20	250,000	250,000	250,000	13,019	25,921	42,391
25	250,000	250,000	250,000	13,458	34,132	65,873
30 (Age 60)	250,000	250,000	250,000	10,552	40,895	98,017
35 (Age 65)	250,000	250,000	250,000	2,188	43,886	143,021
40 (Age 70)	*	250,000	250,000	*	38,837	209,331
45 (Age 75)	*	250,000	331,842	*	17,090	310,133
50 (Age 80)	*	*	479,842	*	*	456,993
55 (Age 85)	*	*	696,331	*	*	663,173
60 (Age 90)	*	*	991,937	*	*	944,702
65 (Age 95)	*	*	1,362,250	*	*	1,348,762
70 (Age 100)	*	*	1,984,128	*	*	1,984,128

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.17% (Net)	6% (Gross) 4.83% (Net)	10% (Gross) 8.83% (Net)
1	-	-	-
2	-	-	-
3	-	-	-
4	-	483	933
5	1,064	1,957	2,641
6	2,310	3,543	4,522
7	3,615	5,244	6,582
8	4,889	6,970	8,739
9	6,130	8,719	10,996
10	7,128	10,281	13,153
15	10,805	17,880	25,485
20	13,019	25,921	42,391
25	13,458	34,132	65,873
30 (Age 60)	10,552	40,895	98,017
35 (Age 65)	2,188	43,886	143,021
40 (Age 70)	*	38,837	209,331
45 (Age 75)	*	17,090	310,133
50 (Age 80)	*	*	456,993
55 (Age 85)	*	*	663,173
60 (Age 90)	*	*	944,702
65 (Age 95)	*	*	1,348,762
70 (Age 100)	*	*	1,984,128

* In the absence of an additional payment, the Policy would lapse.

APPENDICES A-2 & A-2( A )

For Policies Applied For Before September 22, 2008 and Issued Before January 1, 2009

(Based on the 1980 C.S.O. Tables)

	FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED BEFORE JANUARY 1, 2009
	Appendix A-2: Surrender Charge Per Thousand of Specified Amount Layer
	(Based on the gender and rate class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Male/ Female Juvenile	Female Tobacco	Female Non-Tobacco

0	N/A	N/A	14.11	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21		12.88	12.21
19	13.05	12.38		13.05	12.38
20	13.22	12.54		13.22	12.54
21	13.83	12.82		13.50	12.82
22	14.06	13.05		13.72	13.05
23	14.34	13.33		14.00	13.33
24	14.56	13.55		14.56	13.55
25	15.18	13.83		14.84	13.83
26	15.71	14.70		15.37	14.37
27	16.23	15.24		15.90	14.90
28	16.70	15.70		16.70	15.37
29	17.54	16.55		17.21	16.22
30	18.04	17.06		17.71	16.73
31	18.97	17.67		18.32	17.34
32	19.51	18.54		19.19	18.22
33	20.42	19.14		19.78	18.81
34	21.27	19.67		20.63	19.35
35	21.84	20.56		21.20	20.25
36	22.45	20.90		21.83	20.59
37	23.09	21.59		22.49	20.98
38	23.86	22.11		22.69	21.52
39	24.60	22.61		23.18	21.76
40	24.60	22.61		23.18	21.76
41	25.92	23.80		24.33	22.75
42	27.76	25.39		26.18	24.33
43	29.79	26.88		27.94	25.47

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco

44	32.08	28.64	29.66	26.25
45	34.14	30.18	30.61	27.05
46	36.08	31.59	31.64	27.92
47	38.02	32.82	32.70	28.84
48	39.95	34.10	33.83	29.82
49	42.15	35.46	35.02	30.84
50	45.43	37.59	36.95	32.54
51	47.67	39.18	38.30	33.72
52	50.67	40.87	39.74	34.99
53	53.40	42.67	41.26	36.34
54	56.94	44.61	42.87	37.77
55	59.67	46.68	44.56	39.30
56	60.00	48.87	46.36	40.92
57	60.00	51.23	48.23	42.65
58	60.00	53.74	50.27	44.51
59	60.00	56.43	52.47	46.52
60	60.00	59.33	54.85	48.69
61	60.00	60.00	57.41	51.04
62	60.00	60.00	60.00	53.56
63	60.00	60.00	60.00	56.29
64	60.00	60.00	60.00	59.23
65	60.00	60.00	60.00	60.00
66 and over	60.00	60.00	60.00	60.00

FOR POLICIES APPLIED FOR BEFORE SEPTEMBER 22, 2008 AND ISSUED

BEFORE JANUARY 1, 2009

Appendix A-2 (a): Surrender Charge Factors

Surrender Charge Factors
End of Policy Year*	Factor for Issue Ages
	0 - 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 85

At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.97	0.96	0.96	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0

* The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of .68.

The surrender charge	=	The surrender charge per $1,000 ($17.06)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (.68)
	=	$1,160.08.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative or send your request to our mailing address at:

Transamerica Premier
4333 Edgewood Rd. NE
Cedar Rapids, Iowa 52499
1-800-851-9777
Facsimile: 1-727-299-1620 (1-727-299-1648 for subaccount transfers only)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)
www. premier.transamerica .com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333- 199047 /811-4420

05/201 5

PART B

Information Required in a Statement of Additional Information

May 1, 2015

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM ELITE BUILDER® II
issued through
WRL Series Life Account
by
Transamerica Premier Life Insurance Company
(Formerly, Western Reserve Life Assurance Co. of Ohio)
Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.premier.transamerica.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Freedom Elite Builder® II flexible premium variable life insurance policy offered by Transamerica Premier Life Insurance Company (“TPLIC” or “Transamerica Premier”). You may obtain a copy of the prospectus dated May 1, 201 5 by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at Transamerica Premier, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, Fidelity Variable Insurance Products  – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

AG11001- 05/2015

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us, in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary (ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date.  For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

The portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the portfolios also may be sold to separate accounts of other insurance companies (“shared funding”).  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the portfolios serve as investments might at some time be in conflict.  The Company and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the portfolios, which discuss the portfolios’ risks regarding mixed and shared funding, as applicable.

2

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit.  The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” test limits the dollar amount of payments you may make under a Policy. There are no legal limits on the amount of premium payments under the “cash value accumulation” test, although we may apply our own limits.  The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age.  Under the cash value accumulation test, the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Transamerica Premier and the Separate Account

Transamerica Premier was originally founded in 1858 in the state of Maryland as “Maryland Mutual life and Fire Insurance Company of Baltimore” and was the state’s first insurance company; it then changed its name to Monumental Life Insurance Company in 1935.  Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company on July 31, 2014.  Transamerica Premier is incorporated under Iowa law and is principally engaged in offering life insurance policies and annuity contracts.  Transamerica Premier is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Transamerica Premier submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Premier established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated  to Iowa in 2014.  We own the assets in the separate account and are obligated to pay all benefits under the Policies.  The separate account is used to support other life insurance policies of Transamerica Premier, as well as for other purposes permitted by law.  The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

3

Legal Matters

 Arthur D. Woods, Vice President and Senior Counsel of Transamerica Premier, has provided legal advice on certain matters in connection with the issuance and operation of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges, or Policy features may be unavailable, or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, TCI serves as principal underwriter for the Policies.  TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Transamerica Premier and, like Transamerica Premier, is an indirect, wholly-owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal years 201 4 , 201 3 and 201 2 , the amounts paid to TCI in connection with all Policies sold through the separate account were $ 12,269,613.55, $ 12,715,049.51, and $14,916,446, respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions. Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. (“TFA”) may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

4

    You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm s

    The statement of operations and change in net assets  of the separate account at December 31, 2013 and for the periods  December 31, 2013 and before disclosed in the financial statements, and the statutory-basis balance sheet of Transamerica Premier Life Insurance Company at December 31, 2013 and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the two years in the period ended, appearing herein, have been audited by Ernst & Young, LLP, 01 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, and the financial statements for the period ended December 31, 2014 have been audited by PricewaterhouseCoopers, 1 Wacker Drive, Chicago, IL 60606, each an independent Registered Public Accounting Firm, as set forth in each firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of each firm as an expert in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Randall C. Wright , Assistant Vice President and Actuary of Transamerica Premier, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any requested increase in specified amount, and underwriting class.  We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test.  We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

5

Transamerica Premier's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Hypothetical In Force Illustration

Appendix A contains a sample hypothetical In Force illustration that shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect the policyowners death benefit levels, cash and surrender values.

Financial Statements

Transamerica Premier’s statutory-basis financial statements and schedules, which include the Reports of Independent Registered Public Accounting Firms, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the Separate Account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Premier's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Premier's statutory-basis financial statements and schedules as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

                The separate account’s financial statements for the period ended December 31, 2014, which include the Reports of Independent Registered Public Accounting Firms, also appear on the following pages.

6

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of
WRL Series Life Account of
Transamerica Premier Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities  and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Life Account (the "Separate Account") sponsored by Transamerica Premier Life Insurance Company at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended and the financial highlights in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management.  Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 24, 2015

The Board of Directors and Contract Owners
Of Transamerica Premier Life Insurance Company
WRL Series Life Account

We have audited the accompanying statement of operations and changes in net assets of the subaccounts of Transamerica Premier Life Insurance Company WRL Series Life Account (the Separate Account), comprised of subaccounts as listed in the accompanying statement of operations and changes in net assets for the period ended December 31, 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of each of the respective subaccounts of Transamerica Premier Life Insurance Company WRL Series Life Account, for the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 28, 2014

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Balanced Wealth Strategy Class B Shares	160,403.425	$1,971,648	$1,932,861	$(2)	$1,932,859	108,996	$13.163595	$18.921269
Fidelity® VIP Contrafund® Service Class 2	629,157.667	16,874,299	23,090,086	(16)	23,090,070	1,049,813	15.607974	22.180160
Fidelity® VIP Equity-Income Service Class 2	472,998.129	10,412,697	11,271,545	-	11,271,545	573,168	15.371356	19.764787
Fidelity® VIP Growth Opportunities Service Class 2	219,350.767	4,530,759	7,282,445	5	7,282,450	493,388	14.743279	17.673808
Fidelity® VIP Index 500 Service Class 2	129,122.802	20,802,986	26,601,880	(14)	26,601,866	1,284,005	16.544899	21.892172
Franklin Founding Funds Allocation Class 4 Shares	344,488.090	2,656,274	2,597,440	2	2,597,442	133,889	13.593351	20.489129
Access VP High Yield	105,108.288	3,089,971	3,082,826	(1)	3,082,825	183,784	12.826627	17.920272
ProFund VP Asia 30	72,752.085	3,796,471	4,005,730	(1)	4,005,729	453,883	8.757552	9.893990
ProFund VP Basic Materials	57,336.733	2,964,457	3,214,297	27	3,214,324	312,424	10.046070	10.898933
ProFund VP Bull	190,385.840	7,633,908	7,847,704	(3)	7,847,701	494,107	15.105425	16.066854
ProFund VP Consumer Services	57,309.935	2,984,800	3,676,432	(1)	3,676,431	170,913	19.260097	23.180129
ProFund VP Emerging Markets	136,279.591	3,542,168	3,137,156	3	3,137,159	473,019	6.566699	8.006392
ProFund VP Europe 30	36,013.666	907,382	840,919	2	840,921	90,875	9.124331	10.948533
ProFund VP Falling U.S. Dollar	15,218.769	414,769	369,512	(1)	369,511	50,926	6.780888	8.056720
ProFund VP Financials	118,396.133	3,105,631	3,733,030	50	3,733,080	356,539	10.287687	15.229833
ProFund VP International	77,369.772	1,719,634	1,559,775	28	1,559,803	184,987	8.326993	10.462149
ProFund VP Japan	102,060.263	1,110,537	1,054,283	2	1,054,285	106,107	9.693833	14.744292
ProFund VP Mid-Cap	146,518.112	4,517,273	4,612,390	73	4,612,463	293,798	14.558741	16.718089
ProFund VP Money Market	16,150,206.520	16,150,207	16,150,207	(2)	16,150,205	1,622,711	9.105261	10.549121
ProFund VP NASDAQ-100	457,567.139	14,838,844	15,744,885	10	15,744,895	668,036	17.480463	24.277037
ProFund VP Oil & Gas	156,423.969	7,713,427	6,968,688	(2)	6,968,686	730,537	8.503773	10.223549
ProFund VP Pharmaceuticals	212,985.952	7,361,970	8,283,024	(92)	8,282,932	421,078	19.584149	20.822317
ProFund VP Precious Metals	195,006.502	4,709,988	3,496,467	(4)	3,496,463	1,054,767	3.297584	3.506467
ProFund VP Short Emerging Markets	82,565.877	1,012,844	1,039,504	7	1,039,511	208,907	4.352312	8.876883
ProFund VP Short International	42,006.596	552,733	555,327	2	555,329	116,136	4.298166	6.792406
ProFund VP Short NASDAQ-100	24,955.379	509,738	487,878	1	487,879	205,788	2.304949	4.313639
ProFund VP Short Small-Cap	42,198.400	879,054	821,603	(1)	821,602	348,509	2.220568	4.763907
ProFund VP Small-Cap	87,683.650	2,723,259	2,819,906	90	2,819,996	178,697	14.500445	16.032205
ProFund VP Small-Cap Value	36,017.622	1,486,315	1,524,266	49	1,524,315	93,224	15.547608	17.356001
ProFund VP Telecommunications	67,302.163	592,230	573,414	-	573,414	46,805	12.157900	13.436778
ProFund VP U.S. Government Plus	330,935.958	6,880,816	7,978,866	122	7,978,988	472,277	16.122758	17.928057
ProFund VP UltraNASDAQ-100	240,780.738	15,039,384	16,847,428	(1)	16,847,427	752,703	22.005092	22.713849
ProFund VP UltraSmall-Cap	358,799.547	7,407,559	7,663,958	5	7,663,963	462,449	16.368068	19.103681
ProFund VP Utilities	99,858.627	3,887,836	4,337,859	(2)	4,337,857	308,266	12.942136	16.226458
TA Aegon Active Asset Allocation - Conservative Initial Class	452,696.501	4,780,058	4,911,757	(4)	4,911,753	427,956	11.209925	12.019493
TA Aegon Active Asset Allocation - Moderate Initial Class	263,203.949	2,936,683	3,074,222	1	3,074,223	259,625	11.557226	12.072603
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	2,836,470.669	28,462,546	33,186,707	8	33,186,715	2,733,896	11.842345	13.305499
TA Aegon High Yield Bond Initial Class	1,950,342.583	16,070,035	15,700,258	7	15,700,265	768,308	12.951033	21.056408
TA Aegon Money Market Initial Class	33,526,168.800	33,526,169	33,526,169	(47)	33,526,122	1,935,426	9.179055	20.217175
TA Aegon U.S. Government Securities Initial Class	665,246.959	8,497,424	8,089,403	18	8,089,421	545,908	11.407110	15.208942
TA AllianceBernstein Dynamic Allocation Initial Class	379,869.929	3,254,348	3,623,959	(16)	3,623,943	213,851	11.074606	17.624834
TA Asset Allocation - Conservative Initial Class	3,256,264.627	33,176,427	35,981,724	(42)	35,981,682	2,056,965	11.983605	17.762239
See accompanying notes.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Statements of Assets and Liabilities
December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation - Growth Initial Class	26,112,776.418	$255,972,690	$296,118,885	$(35)	$296,118,850	15,922,532	$13.029020	$19.448217
TA Asset Allocation - Moderate Initial Class	6,791,267.644	69,840,346	82,581,815	(44)	82,581,771	4,527,820	12.447510	18.757448
TA Asset Allocation - Moderate Growth Initial Class	23,745,580.408	266,525,739	302,518,694	(73)	302,518,621	16,383,697	12.826059	19.103418
TA Barrow Hanley Dividend Focused Initial Class	3,637,771.128	55,181,605	77,266,259	1	77,266,260	2,458,343	14.423358	36.308342
TA BlackRock Global Allocation Initial Class	638,059.767	6,247,516	6,329,553	2	6,329,555	542,404	11.394222	11.895433
TA BlackRock Tactical Allocation Initial Class	2,702,801.011	29,741,948	29,541,615	(5)	29,541,610	2,381,838	12.105541	12.663873
TA Clarion Global Real Estate Securities Initial Class	3,899,479.257	45,862,760	50,927,199	-	50,927,199	1,624,291	12.477007	35.369922
TA International Moderate Growth Initial Class	1,196,935.043	10,229,908	11,634,209	2	11,634,211	1,029,236	10.810412	12.250810
TA Janus Balanced Initial Class	758,371.295	8,419,405	10,313,850	(2)	10,313,848	778,586	12.329296	13.905776
TA Jennison Growth Initial Class	2,070,515.194	20,142,180	21,823,230	-	21,823,230	1,208,243	16.549654	18.882077
TA JPMorgan Core Bond Initial Class	3,234,210.290	41,167,875	42,109,418	(62)	42,109,356	1,248,616	11.472695	45.939537
TA JPMorgan Enhanced Index Initial Class	439,499.429	7,047,306	8,139,529	9	8,139,538	377,272	16.818505	22.572627
TA JPMorgan Mid Cap Value Initial Class	377,156.266	5,437,520	8,553,904	8	8,553,912	269,018	17.740566	32.437668
TA JPMorgan Tactical Allocation Initial Class	3,861,454.261	51,852,668	54,021,745	1	54,021,746	2,083,828	10.724320	38.057657
TA MFS International Equity Initial Class	4,815,228.606	35,482,928	39,436,722	(58)	39,436,664	2,468,627	11.192887	16.775219
TA Morgan Stanley Capital Growth Initial Class	2,774,173.096	34,083,379	43,499,034	(5)	43,499,029	1,615,749	16.203369	27.751364
TA Morgan Stanley Mid-Cap Growth Initial Class	10,373,634.029	282,927,442	368,160,272	(103)	368,160,169	7,353,327	13.534433	72.739735
TA Multi-Managed Balanced Initial Class	9,079,695.859	106,740,794	126,843,351	1	126,843,352	5,490,844	14.495939	23.310280
TA PIMCO Tactical - Balanced Initial Class	597,900.077	6,573,338	7,174,801	-	7,174,801	574,965	11.559822	13.101502
TA PIMCO Tactical - Conservative Initial Class	901,843.832	9,800,724	10,416,296	(13)	10,416,283	874,836	10.796062	12.513590
TA PIMCO Tactical - Growth Initial Class	1,198,381.773	13,106,214	13,961,148	80	13,961,228	1,147,051	10.757609	12.810351
TA PIMCO Total Return Initial Class	2,226,882.393	26,202,563	25,987,718	2	25,987,720	1,565,996	11.467895	17.018607
TA Systematic Small/Mid Cap Value Initial Class	5,757,507.516	116,416,567	130,580,270	32	130,580,302	4,290,229	15.134430	31.913283
TA T. Rowe Price Small Cap Initial Class	2,969,126.324	34,859,906	43,586,774	(1)	43,586,773	1,644,786	16.730511	28.303219
TA Torray Concentrated Growth Initial Class	343,957.617	7,157,793	7,377,891	(7)	7,377,884	298,884	15.785605	26.505364
TA Vanguard ETF - Balanced Initial Class	117,158.114	1,370,121	1,396,525	(1)	1,396,524	106,808	12.534902	13.867054
TA Vanguard ETF - Growth Initial Class	525,436.226	5,719,087	5,695,729	3	5,695,732	428,382	13.201263	14.064798
TA WMC US Growth Initial Class	26,580,873.366	669,985,875	898,965,137	(80)	898,965,057	40,287,656	14.445759	22.598750
See accompanying notes.

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	AllianceBernstein Balanced Wealth Strategy Class B Shares	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 924,351	$ 16,648,396	$ 8,562,126	$ 4,818,399	$ 12,543,718
Investment Income:
Reinvested Dividends	30,499	159,832	244,659	2,655	298,163
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,841	168,866	90,627	49,686	135,654
Net Investment Income (Loss)	19,658	(9,034)	154,032	(47,031)	162,509
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	5,597	717,634	3,087	151,119
Realized Gain (Loss) on Investments	46,747	(25,222)	(146,380)	517,796	917,402
Net Realized Capital Gains (Losses) on Investments	46,747	(19,625)	571,254	520,883	1,068,521
Net Change in Unrealized Appreciation (Depreciation)	116,427	4,965,574	1,604,255	1,241,379	3,048,361
Net Gain (Loss) on Investment	163,174	4,945,949	2,175,509	1,762,262	4,116,882
Net Increase (Decrease) in Net Assets Resulting from Operations	182,832	4,936,915	2,329,541	1,715,231	4,279,391
Increase (Decrease) in Net Assets from Contract Transactions	529,917	(385,921)	594,254	54,117	2,905,539
Total Increase (Decrease) in Net Assets	712,749	4,550,994	2,923,795	1,769,348	7,184,930
Net Assets as of December 31, 2013:	$ 1,637,100	$ 21,199,390	$ 11,485,921	$ 6,587,747	$ 19,728,648
Investment Income:
Reinvested Dividends	43,767	164,693	296,042	445	370,491
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,126	192,143	100,144	59,763	188,224
Net Investment Income (Loss)	28,641	(27,450)	195,898	(59,318)	182,267
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	279,896	458,568	160,231	5,089	23,329
Realized Gain (Loss) on Investments	18,932	796,470	259,576	515,758	1,233,113
Net Realized Capital Gains (Losses) on Investments	298,828	1,255,038	419,807	520,847	1,256,442
Net Change in Unrealized Appreciation (Depreciation)	(216,055)	980,107	231,325	248,284	1,261,231
Net Gain (Loss) on Investment	82,773	2,235,145	651,132	769,131	2,517,673
Net Increase (Decrease) in Net Assets Resulting from Operations	111,414	2,207,695	847,030	709,813	2,699,940
Increase (Decrease) in Net Assets from Contract Transactions	184,345	(317,015)	(1,061,406)	(15,110)	4,173,278
Total Increase (Decrease) in Net Assets	295,759	1,890,680	(214,376)	694,703	6,873,218
Net Assets as of December 31, 2014:	$ 1,932,859	$ 23,090,070	$ 11,271,545	$ 7,282,450	$ 26,601,866
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                             Statement of operations and Change in Net Assets
                            Years Ended December 31, 2013 and 2014

	Franklin Founding Funds Allocation Class 4 Shares	Access VP High Yield	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 1,050,329	$ 3,628,088	$ 4,292,528	$ 4,299,388	$ 2,527,591
Investment Income:
Reinvested Dividends	180,757	110,197	2,488	36,218	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,026	36,617	38,564	33,121	39,705
Net Investment Income (Loss)	165,731	73,580	(36,076)	3,097	(39,705)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	299,325	104,662	-	-	62,717
Realized Gain (Loss) on Investments	(6,669)	231,279	(203,334)	(176,258)	457,065
Net Realized Capital Gains (Losses) on Investments	292,656	335,941	(203,334)	(176,258)	519,782
Net Change in Unrealized Appreciation (Depreciation)	(130,476)	(15,946)	778,182	730,330	512,332
Net Gain (Loss) on Investment	162,180	319,995	574,848	554,072	1,032,114
Net Increase (Decrease) in Net Assets Resulting from Operations	327,911	393,575	538,772	557,169	992,409
Increase (Decrease) in Net Assets from Contract Transactions	815,772	1,886,657	386,306	(963,227)	1,936,864
Total Increase (Decrease) in Net Assets	1,143,683	2,280,232	925,078	(406,058)	2,929,273
Net Assets as of December 31, 2013:	$ 2,194,012	$ 5,908,320	$ 5,217,606	$ 3,893,330	$ 5,456,864
Investment Income:
Reinvested Dividends	68,518	198,900	3,165	21,193	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,579	47,695	39,484	31,511	45,041
Net Investment Income (Loss)	46,939	151,205	(36,319)	(10,318)	(45,041)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,129	66,191	-	-	127,231
Realized Gain (Loss) on Investments	(3,355)	41,116	195,921	309,771	580,025
Net Realized Capital Gains (Losses) on Investments	(1,226)	107,307	195,921	309,771	707,256
Net Change in Unrealized Appreciation (Depreciation)	(10,370)	(174,413)	(353,398)	(280,709)	(330,954)
Net Gain (Loss) on Investment	(11,596)	(67,106)	(157,477)	29,062	376,302
Net Increase (Decrease) in Net Assets Resulting from Operations	35,343	84,099	(193,796)	18,744	331,261
Increase (Decrease) in Net Assets from Contract Transactions	368,087	(2,909,594)	(1,018,081)	(697,750)	2,059,576
Total Increase (Decrease) in Net Assets	403,430	(2,825,495)	(1,211,877)	(679,006)	2,390,837
Net Assets as of December 31, 2014:	$ 2,597,442	$ 3,082,825	$ 4,005,729	$ 3,214,324	$ 7,847,701
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	ProFund VP Consumer Services	ProFund VP Emerging Markets	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 1,646,930	$ 9,160,476	$ 1,908,666	$ 581,557	$ 2,057,578
Investment Income:
Reinvested Dividends	5,881	47,497	6,637	-	9,963
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,936	66,451	15,763	4,463	26,009
Net Investment Income (Loss)	(16,055)	(18,954)	(9,126)	(4,463)	(16,046)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,665	-	-	-	-
Realized Gain (Loss) on Investments	221,442	(549,094)	(4,539)	(30,386)	401,106
Net Realized Capital Gains (Losses) on Investments	228,107	(549,094)	(4,539)	(30,386)	401,106
Net Change in Unrealized Appreciation (Depreciation)	593,987	(568,676)	4,228	24,129	367,699
Net Gain (Loss) on Investment	822,094	(1,117,770)	(311)	(6,257)	768,805
Net Increase (Decrease) in Net Assets Resulting from Operations	806,039	(1,136,724)	(9,437)	(10,720)	752,759
Increase (Decrease) in Net Assets from Contract Transactions	941,240	(2,772,707)	(1,189,178)	186,756	748,976
Total Increase (Decrease) in Net Assets	1,747,279	(3,909,431)	(1,198,615)	176,036	1,501,735
Net Assets as of December 31, 2013:	$ 3,394,209	$ 5,251,045	$ 710,051	$ 757,593	$ 3,559,313
Investment Income:
Reinvested Dividends	-	8,320	10,992	-	7,267
Investment Expense:
Mortality and Expense Risk and Administrative Charges	27,441	39,235	10,039	3,431	29,962
Net Investment Income (Loss)	(27,441)	(30,915)	953	(3,431)	(22,695)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,193	-	-	-	-
Realized Gain (Loss) on Investments	341,472	(302,437)	61,751	(3,824)	303,527
Net Realized Capital Gains (Losses) on Investments	344,665	(302,437)	61,751	(3,824)	303,527
Net Change in Unrealized Appreciation (Depreciation)	20,574	(22,944)	(160,414)	(52,025)	88,348
Net Gain (Loss) on Investment	365,239	(325,381)	(98,663)	(55,849)	391,875
Net Increase (Decrease) in Net Assets Resulting from Operations	337,798	(356,296)	(97,710)	(59,280)	369,180
Increase (Decrease) in Net Assets from Contract Transactions	(55,576)	(1,757,590)	228,580	(328,802)	(195,413)
Total Increase (Decrease) in Net Assets	282,222	(2,113,886)	130,870	(388,082)	173,767
Net Assets as of December 31, 2014:	$ 3,676,431	$ 3,137,159	$ 840,921	$ 369,511	$ 3,733,080
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	ProFund VP International	ProFund VP Japan	ProFund VP Mid-Cap	ProFund VP Money Market	ProFund VP NASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 2,114,787	$ 231,290	$ 4,734,725	$ 16,875,141	$ 6,111,813
Investment Income:
Reinvested Dividends	-	-	-	3,350	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	20,982	10,679	63,590	141,473	59,167
Net Investment Income (Loss)	(20,982)	(10,679)	(63,590)	(138,123)	(59,167)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	178,255	-	456,491	-	-
Realized Gain (Loss) on Investments	69,781	160,664	1,031,542	-	856,241
Net Realized Capital Gains (Losses) on Investments	248,036	160,664	1,488,033	-	856,241
Net Change in Unrealized Appreciation (Depreciation)	7,223	254,853	318,073	-	1,296,775
Net Gain (Loss) on Investment	255,259	415,517	1,806,106	-	2,153,016
Net Increase (Decrease) in Net Assets Resulting from Operations	234,277	404,838	1,742,516	(138,123)	2,093,849
Increase (Decrease) in Net Assets from Contract Transactions	384,115	1,884,011	(1,237,418)	(785,703)	(554,840)
Total Increase (Decrease) in Net Assets	618,392	2,288,849	505,098	(923,826)	1,539,009
Net Assets as of December 31, 2013:	$ 2,733,179	$ 2,520,139	$ 5,239,823	$ 15,951,315	$ 7,650,822
Investment Income:
Reinvested Dividends	-	-	-	3,168	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,842	9,592	58,316	131,598	90,004
Net Investment Income (Loss)	(18,842)	(9,592)	(58,316)	(128,430)	(90,004)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	255,893	438,474	1,494,623	-	282,143
Realized Gain (Loss) on Investments	(51,330)	(141,313)	(889,097)	-	2,204,497
Net Realized Capital Gains (Losses) on Investments	204,563	297,161	605,526	-	2,486,640
Net Change in Unrealized Appreciation (Depreciation)	(340,096)	(334,609)	(381,372)	-	(237,677)
Net Gain (Loss) on Investment	(135,533)	(37,448)	224,154	-	2,248,963
Net Increase (Decrease) in Net Assets Resulting from Operations	(154,375)	(47,040)	165,838	(128,430)	2,158,959
Increase (Decrease) in Net Assets from Contract Transactions	(1,019,001)	(1,418,814)	(793,198)	327,320	5,935,114
Total Increase (Decrease) in Net Assets	(1,173,376)	(1,465,854)	(627,360)	198,890	8,094,073
Net Assets as of December 31, 2014:	$ 1,559,803	$ 1,054,285	$ 4,612,463	$ 16,150,205	$ 15,744,895
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 6,935,800	$ 2,587,654	$ 7,452,780	$ 419,101	$ 543,662
Investment Income:
Reinvested Dividends	30,673	55,745	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	63,568	30,752	42,153	4,037	4,384
Net Investment Income (Loss)	(32,895)	24,993	(42,153)	(4,037)	(4,384)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	272,133	151,238	-	-	-
Realized Gain (Loss) on Investments	(89,559)	235,990	(2,893,758)	(61,354)	(110,708)
Net Realized Capital Gains (Losses) on Investments	182,574	387,228	(2,893,758)	(61,354)	(110,708)
Net Change in Unrealized Appreciation (Depreciation)	1,357,598	456,071	198,582	52,413	(6,017)
Net Gain (Loss) on Investment	1,540,172	843,299	(2,695,176)	(8,941)	(116,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,507,277	868,292	(2,737,329)	(12,978)	(121,109)
Increase (Decrease) in Net Assets from Contract Transactions	(716,577)	1,070,667	(819,040)	15,592	3,259
Total Increase (Decrease) in Net Assets	790,700	1,938,959	(3,556,369)	2,614	(117,850)
Net Assets as of December 31, 2013:	$ 7,726,500	$ 4,526,613	$ 3,896,411	$ 421,715	$ 425,812
Investment Income:
Reinvested Dividends	31,422	40,778	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	68,367	49,571	37,253	4,831	4,483
Net Investment Income (Loss)	(36,945)	(8,793)	(37,253)	(4,831)	(4,483)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	508,279	203,586	-	-	-
Realized Gain (Loss) on Investments	205,364	345,763	(1,361,276)	(63,297)	(101,972)
Net Realized Capital Gains (Losses) on Investments	713,643	549,349	(1,361,276)	(63,297)	(101,972)
Net Change in Unrealized Appreciation (Depreciation)	(1,610,829)	342,279	276,044	17,456	96,759
Net Gain (Loss) on Investment	(897,186)	891,628	(1,085,232)	(45,841)	(5,213)
Net Increase (Decrease) in Net Assets Resulting from Operations	(934,131)	882,835	(1,122,485)	(50,672)	(9,696)
Increase (Decrease) in Net Assets from Contract Transactions	176,317	2,873,484	722,537	668,468	139,213
Total Increase (Decrease) in Net Assets	(757,814)	3,756,319	(399,948)	617,796	129,517
Net Assets as of December 31, 2014:	$ 6,968,686	$ 8,282,932	$ 3,496,463	$ 1,039,511	$ 555,329
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 918,403	$ 742,671	$ 5,953,688	$ 4,597,660	$ 1,043,007
Investment Income:
Reinvested Dividends	-	-	-	12,963	27,332
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,304	10,723	49,293	31,197	7,982
Net Investment Income (Loss)	(7,304)	(10,723)	(49,293)	(18,234)	19,350
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	119,306	-	41,378
Realized Gain (Loss) on Investments	(180,959)	(280,558)	964,036	868,698	20,403
Net Realized Capital Gains (Losses) on Investments	(180,959)	(280,558)	1,083,342	868,698	61,781
Net Change in Unrealized Appreciation (Depreciation)	(96,473)	(167,608)	596,909	352,581	(1,728)
Net Gain (Loss) on Investment	(277,432)	(448,166)	1,680,251	1,221,279	60,053
Net Increase (Decrease) in Net Assets Resulting from Operations	(284,736)	(458,889)	1,630,958	1,203,045	79,403
Increase (Decrease) in Net Assets from Contract Transactions	(55,024)	811,744	1,412,535	(665,517)	(450,268)
Total Increase (Decrease) in Net Assets	(339,760)	352,855	3,043,493	537,528	(370,865)
Net Assets as of December 31, 2013:	$ 578,643	$ 1,095,526	$ 8,997,181	$ 5,135,188	$ 672,142
Investment Income:
Reinvested Dividends	-	-	-	-	21,782
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,324	9,226	35,896	15,128	5,442
Net Investment Income (Loss)	(5,324)	(9,226)	(35,896)	(15,128)	16,340
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,020,732	112,123	-
Realized Gain (Loss) on Investments	(218,587)	(225,192)	(506,748)	378,371	(4,208)
Net Realized Capital Gains (Losses) on Investments	(218,587)	(225,192)	513,984	490,494	(4,208)
Net Change in Unrealized Appreciation (Depreciation)	82,255	147,573	(717,029)	(416,474)	(12,955)
Net Gain (Loss) on Investment	(136,332)	(77,619)	(203,045)	74,020	(17,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	(141,656)	(86,845)	(238,941)	58,892	(823)
Increase (Decrease) in Net Assets from Contract Transactions	50,892	(187,079)	(5,938,244)	(3,669,765)	(97,905)
Total Increase (Decrease) in Net Assets	(90,764)	(273,924)	(6,177,185)	(3,610,873)	(98,728)
Net Assets as of December 31, 2014:	$ 487,879	$ 821,602	$ 2,819,996	$ 1,524,315	$ 573,414
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                            Statement of operations and Change in Net Assets
                            Years Ended December 31, 2013 and 2014

	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA Aegon Active Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 8,023,704	$ 2,306,031	$ 4,189,182	$ 2,246,366	$ 7,790,128
Investment Income:
Reinvested Dividends	7,105	-	-	63,787	131,131
Investment Expense:
Mortality and Expense Risk and Administrative Charges	30,590	47,303	58,402	21,225	90,892
Net Investment Income (Loss)	(23,485)	(47,303)	(58,402)	42,562	40,239
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	197,838	-	-	-	131,587
Realized Gain (Loss) on Investments	(684,449)	626,444	1,788,178	119,785	185,731
Net Realized Capital Gains (Losses) on Investments	(486,611)	626,444	1,788,178	119,785	317,318
Net Change in Unrealized Appreciation (Depreciation)	(406,400)	2,330,327	2,310,720	40,608	261,693
Net Gain (Loss) on Investment	(893,011)	2,956,771	4,098,898	160,393	579,011
Net Increase (Decrease) in Net Assets Resulting from Operations	(916,496)	2,909,468	4,040,496	202,955	619,250
Increase (Decrease) in Net Assets from Contract Transactions	(4,791,011)	3,496,761	2,600,990	(354,549)	2,150,448
Total Increase (Decrease) in Net Assets	(5,707,507)	6,406,229	6,641,486	(151,594)	2,769,698
Net Assets as of December 31, 2013:	$ 2,316,197	$ 8,712,260	$ 10,830,668	$ 2,094,772	$ 10,559,826
Investment Income:
Reinvested Dividends	8,758	-	-	43,421	66,364
Investment Expense:
Mortality and Expense Risk and Administrative Charges	46,810	94,839	79,455	27,127	47,904
Net Investment Income (Loss)	(38,052)	(94,839)	(79,455)	16,294	18,460
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,747,956	-	221,133
Realized Gain (Loss) on Investments	4,923	2,531,383	1,170,219	199,723	433,789
Net Realized Capital Gains (Losses) on Investments	4,923	2,531,383	2,918,175	199,723	654,922
Net Change in Unrealized Appreciation (Depreciation)	1,712,875	(414,571)	(2,590,877)	460,177	(505,344)
Net Gain (Loss) on Investment	1,717,798	2,116,812	327,298	659,900	149,578
Net Increase (Decrease) in Net Assets Resulting from Operations	1,679,746	2,021,973	247,843	676,194	168,038
Increase (Decrease) in Net Assets from Contract Transactions	3,983,045	6,113,194	(3,414,548)	1,566,891	(5,816,111)
Total Increase (Decrease) in Net Assets	5,662,791	8,135,167	(3,166,705)	2,243,085	(5,648,073)
Net Assets as of December 31, 2014:	$ 7,978,988	$ 16,847,427	$ 7,663,963	$ 4,337,857	$ 4,911,753
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                           Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	TA Aegon Active Asset Allocation - Moderate Initial Class	TA Aegon Active Asset Allocation - Moderate Growth Initial Class	TA Aegon High Yield Bond Initial Class	TA Aegon Money Market Initial Class	TA Aegon U.S. Government Securities Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 1,722,700	$ 29,341,425	$ 23,598,480	$ 41,402,846	$ 11,800,019
Investment Income:
Reinvested Dividends	13,290	296,072	1,158,162	2,020	197,926
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,364	265,066	183,565	345,856	78,367
Net Investment Income (Loss)	(5,074)	31,006	974,597	(343,836)	119,559
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,608	-	-	-	185,209
Realized Gain (Loss) on Investments	79,309	613,646	1,532,398	-	(40,271)
Net Realized Capital Gains (Losses) on Investments	91,917	613,646	1,532,398	-	144,938
Net Change in Unrealized Appreciation (Depreciation)	120,186	4,034,530	(1,475,867)	-	(539,655)
Net Gain (Loss) on Investment	212,103	4,648,176	56,531	-	(394,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	207,029	4,679,182	1,031,128	(343,836)	(275,158)
Increase (Decrease) in Net Assets from Contract Transactions	1,009,620	(252,053)	(5,314,018)	(3,530,546)	(3,573,213)
Total Increase (Decrease) in Net Assets	1,216,649	4,427,129	(4,282,890)	(3,874,382)	(3,848,371)
Net Assets as of December 31, 2013:	$ 2,939,349	$ 33,768,554	$ 19,315,590	$ 37,528,464	$ 7,951,648
Investment Income:
Reinvested Dividends	21,178	286,211	941,382	1,841	342,917
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25,297	279,045	164,890	312,987	66,131
Net Investment Income (Loss)	(4,119)	7,166	776,492	(311,146)	276,786
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	67,137	1,388,602	-	-	143,992
Realized Gain (Loss) on Investments	90,030	1,127,255	96,606	-	(207,801)
Net Realized Capital Gains (Losses) on Investments	157,167	2,515,857	96,606	-	(63,809)
Net Change in Unrealized Appreciation (Depreciation)	(57,540)	(1,662,950)	(342,587)	-	76,996
Net Gain (Loss) on Investment	99,627	852,907	(245,981)	-	13,187
Net Increase (Decrease) in Net Assets Resulting from Operations	95,508	860,073	530,511	(311,146)	289,973
Increase (Decrease) in Net Assets from Contract Transactions	39,366	(1,441,912)	(4,145,836)	(3,691,196)	(152,200)
Total Increase (Decrease) in Net Assets	134,874	(581,839)	(3,615,325)	(4,002,342)	137,773
Net Assets as of December 31, 2014:	$ 3,074,223	$ 33,186,715	$ 15,700,265	$ 33,526,122	$ 8,089,421
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	TA AllianceBernstein Dynamic Allocation Initial Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 3,397,039	$ 42,471,943	$ 255,994,070	$ 81,048,545	$ 280,495,309
Investment Income:
Reinvested Dividends	39,899	1,183,426	3,427,804	2,040,997	6,748,863
Investment Expense:
Mortality and Expense Risk and Administrative Charges	29,992	337,016	2,394,684	722,481	2,513,630
Net Investment Income (Loss)	9,907	846,410	1,033,120	1,318,516	4,235,233
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	58,378	-	-	-
Realized Gain (Loss) on Investments	153,145	2,760,001	(4,255,599)	(581,555)	(38,417)
Net Realized Capital Gains (Losses) on Investments	153,145	2,818,379	(4,255,599)	(581,555)	(38,417)
Net Change in Unrealized Appreciation (Depreciation)	48,069	(603,717)	67,755,941	9,168,344	45,687,018
Net Gain (Loss) on Investment	201,214	2,214,662	63,500,342	8,586,789	45,648,601
Net Increase (Decrease) in Net Assets Resulting from Operations	211,121	3,061,072	64,533,462	9,905,305	49,883,834
Increase (Decrease) in Net Assets from Contract Transactions	(134,467)	(8,573,006)	(12,071,029)	(4,777,151)	(17,885,325)
Total Increase (Decrease) in Net Assets	76,654	(5,511,934)	52,462,433	5,128,154	31,998,509
Net Assets as of December 31, 2013:	$ 3,473,693	$ 36,960,009	$ 308,456,503	$ 86,176,699	$ 312,493,818
Investment Income:
Reinvested Dividends	35,970	988,344	7,053,442	1,888,158	8,267,930
Investment Expense:
Mortality and Expense Risk and Administrative Charges	30,115	320,329	2,533,111	723,353	2,592,457
Net Investment Income (Loss)	5,855	668,015	4,520,331	1,164,805	5,675,473
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	604,524	-	-	-
Realized Gain (Loss) on Investments	100,763	682,007	6,864,704	2,427,643	6,176,665
Net Realized Capital Gains (Losses) on Investments	100,763	1,286,531	6,864,704	2,427,643	6,176,665
Net Change in Unrealized Appreciation (Depreciation)	53,391	(1,478,597)	(5,889,324)	(2,053,242)	(6,687,577)
Net Gain (Loss) on Investment	154,154	(192,066)	975,380	374,401	(510,912)
Net Increase (Decrease) in Net Assets Resulting from Operations	160,009	475,949	5,495,711	1,539,206	5,164,561
Increase (Decrease) in Net Assets from Contract Transactions	(9,759)	(1,454,276)	(17,833,364)	(5,134,134)	(15,139,758)
Total Increase (Decrease) in Net Assets	150,250	(978,327)	(12,337,653)	(3,594,928)	(9,975,197)
Net Assets as of December 31, 2014:	$ 3,623,943	$ 35,981,682	$ 296,118,850	$ 82,581,771	$ 302,518,621
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class	TA BlackRock Tactical Allocation Initial Class	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 60,489,028	$ 3,710,765	$ 3,331,943	$ 48,402,540	$ 10,833,421
Investment Income:
Reinvested Dividends	1,513,223	89,851	95,354	2,720,130	231,249
Investment Expense:
Mortality and Expense Risk and Administrative Charges	566,665	37,264	36,173	438,213	96,242
Net Investment Income (Loss)	946,558	52,587	59,181	2,281,917	135,007
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	54,790	100,479	-	-
Realized Gain (Loss) on Investments	(520,060)	51,763	82,709	(3,123,847)	84,950
Net Realized Capital Gains (Losses) on Investments	(520,060)	106,553	183,188	(3,123,847)	84,950
Net Change in Unrealized Appreciation (Depreciation)	15,872,206	421,467	235,313	2,228,021	1,042,200
Net Gain (Loss) on Investment	15,352,146	528,020	418,501	(895,826)	1,127,150
Net Increase (Decrease) in Net Assets Resulting from Operations	16,298,704	580,607	477,682	1,386,091	1,262,157
Increase (Decrease) in Net Assets from Contract Transactions	(7,437,276)	1,194,758	1,200,384	(2,228,723)	(232,875)
Total Increase (Decrease) in Net Assets	8,861,428	1,775,365	1,678,066	(842,632)	1,029,282
Net Assets as of December 31, 2013:	$ 69,350,456	$ 5,486,130	$ 5,010,009	$ 47,559,908	$ 11,862,703
Investment Income:
Reinvested Dividends	988,626	169,396	624,555	754,244	268,591
Investment Expense:
Mortality and Expense Risk and Administrative Charges	637,547	49,588	180,840	433,192	100,906
Net Investment Income (Loss)	351,079	119,808	443,715	321,052	167,685
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	241,613	870,405	-	-
Realized Gain (Loss) on Investments	3,845,896	69,772	269,448	532,454	213,379
Net Realized Capital Gains (Losses) on Investments	3,845,896	311,385	1,139,853	532,454	213,379
Net Change in Unrealized Appreciation (Depreciation)	3,569,647	(367,478)	(470,023)	4,966,875	(539,779)
Net Gain (Loss) on Investment	7,415,543	(56,093)	669,830	5,499,329	(326,400)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,766,622	63,715	1,113,545	5,820,381	(158,715)
Increase (Decrease) in Net Assets from Contract Transactions	149,182	779,710	23,418,056	(2,453,090)	(69,777)
Total Increase (Decrease) in Net Assets	7,915,804	843,425	24,531,601	3,367,291	(228,492)
Net Assets as of December 31, 2014:	$ 77,266,260	$ 6,329,555	$ 29,541,610	$ 50,927,199	$ 11,634,211
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	TA Janus Balanced Initial Class	TA Jennison Growth Initial Class	TA JPMorgan Core Bond Initial Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 9,058,408	$ 13,204,036	$ 54,961,304	$ 4,615,177	$ 7,283,109
Investment Income:
Reinvested Dividends	76,999	34,365	1,384,040	37,849	38,197
Investment Expense:
Mortality and Expense Risk and Administrative Charges	78,983	115,310	429,513	48,982	71,260
Net Investment Income (Loss)	(1,984)	(80,945)	954,527	(11,133)	(33,063)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	991,955	-	39,389	91,544
Realized Gain (Loss) on Investments	315,031	286,269	967,664	282,257	329,860
Net Realized Capital Gains (Losses) on Investments	315,031	1,278,224	967,664	321,646	421,404
Net Change in Unrealized Appreciation (Depreciation)	1,286,911	3,036,269	(3,313,464)	1,226,685	1,725,105
Net Gain (Loss) on Investment	1,601,942	4,314,493	(2,345,800)	1,548,331	2,146,509
Net Increase (Decrease) in Net Assets Resulting from Operations	1,599,958	4,233,548	(1,391,273)	1,537,198	2,113,446
Increase (Decrease) in Net Assets from Contract Transactions	(1,037,313)	(848,708)	(10,979,848)	850,043	(987,423)
Total Increase (Decrease) in Net Assets	562,645	3,384,840	(12,371,121)	2,387,241	1,126,023
Net Assets as of December 31, 2013:	$ 9,621,053	$ 16,588,876	$ 42,590,183	$ 7,002,418	$ 8,409,132
Investment Income:
Reinvested Dividends	73,261	-	861,266	61,695	58,679
Investment Expense:
Mortality and Expense Risk and Administrative Charges	81,625	156,635	371,676	66,050	73,356
Net Investment Income (Loss)	(8,364)	(156,635)	489,590	(4,355)	(14,677)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,722,390	-	543,621	477,717
Realized Gain (Loss) on Investments	389,311	1,335,039	192,033	853,577	549,097
Net Realized Capital Gains (Losses) on Investments	389,311	3,057,429	192,033	1,397,198	1,026,814
Net Change in Unrealized Appreciation (Depreciation)	328,020	(1,468,525)	1,130,545	(472,778)	90,362
Net Gain (Loss) on Investment	717,331	1,588,904	1,322,578	924,420	1,117,176
Net Increase (Decrease) in Net Assets Resulting from Operations	708,967	1,432,269	1,812,168	920,065	1,102,499
Increase (Decrease) in Net Assets from Contract Transactions	(16,172)	3,802,085	(2,292,995)	217,055	(957,719)
Total Increase (Decrease) in Net Assets	692,795	5,234,354	(480,827)	1,137,120	144,780
Net Assets as of December 31, 2014:	$ 10,313,848	$ 21,823,230	$ 42,109,356	$ 8,139,538	$ 8,553,912
See Accompanying Notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	TA JPMorgan Tactical Allocation Initial Class	TA MFS International Equity Initial Class	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class	TA Multi-Managed Balanced Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 58,503,544	$ 40,935,229	$ 29,074,013	$ 308,998,063	$ 113,097,747
Investment Income:
Reinvested Dividends	597,856	477,227	227,815	2,868,497	1,869,038
Investment Expense:
Mortality and Expense Risk and Administrative Charges	467,565	380,345	296,485	3,107,432	1,047,337
Net Investment Income (Loss)	130,291	96,882	(68,670)	(238,935)	821,701
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	149,329	7,180,039	3,832,854
Realized Gain (Loss) on Investments	(1,452,268)	(1,799,797)	(139,008)	10,044,069	1,923,401
Net Realized Capital Gains (Losses) on Investments	(1,452,268)	(1,799,797)	10,321	17,224,108	5,756,255
Net Change in Unrealized Appreciation (Depreciation)	3,709,395	8,311,026	13,291,604	95,909,828	11,998,614
Net Gain (Loss) on Investment	2,257,127	6,511,229	13,301,925	113,133,936	17,754,869
Net Increase (Decrease) in Net Assets Resulting from Operations	2,387,418	6,608,111	13,233,255	112,895,001	18,576,570
Increase (Decrease) in Net Assets from Contract Transactions	(10,076,991)	(3,364,596)	(334,381)	(21,167,340)	(9,078,409)
Total Increase (Decrease) in Net Assets	(7,689,573)	3,243,515	12,898,874	91,727,661	9,498,161
Net Assets as of December 31, 2013:	$ 50,813,971	$ 44,178,744	$ 41,972,887	$ 400,725,724	$ 122,595,908
Investment Income:
Reinvested Dividends	608,574	406,256	-	-	1,713,924
Investment Expense:
Mortality and Expense Risk and Administrative Charges	460,619	379,104	388,310	3,308,760	1,086,563
Net Investment Income (Loss)	147,955	27,152	(388,310)	(3,308,760)	627,361
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	991,556	24,576,950	7,256,826
Realized Gain (Loss) on Investments	240,356	1,002,912	2,343,516	22,611,644	3,213,923
Net Realized Capital Gains (Losses) on Investments	240,356	1,002,912	3,335,072	47,188,594	10,470,749
Net Change in Unrealized Appreciation (Depreciation)	2,541,010	(3,588,656)	(844,873)	(47,650,729)	591,278
Net Gain (Loss) on Investment	2,781,366	(2,585,744)	2,490,199	(462,135)	11,062,027
Net Increase (Decrease) in Net Assets Resulting from Operations	2,929,321	(2,558,592)	2,101,889	(3,770,895)	11,689,388
Increase (Decrease) in Net Assets from Contract Transactions	278,454	(2,183,488)	(575,747)	(28,794,660)	(7,441,944)
Total Increase (Decrease) in Net Assets	3,207,775	(4,742,080)	1,526,142	(32,565,555)	4,247,444
Net Assets as of December 31, 2014:	$ 54,021,746	$ 39,436,664	$ 43,499,029	$ 368,160,169	$ 126,843,352

See Accompanying Notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                          Statement of operations and Change in Net Assets
                          Years Ended December 31, 2013 and 2014

	TA PIMCO Tactical - Balanced Initial Class	TA PIMCO Tactical - Conservative Initial Class	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA Systematic Small/Mid Cap Value Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 7,218,830	$ 9,814,626	$ 12,426,995	$ 37,217,010	$ 41,008,806
Investment Income:
Reinvested Dividends	45,900	67,942	110,985	643,732	501,323
Investment Expense:
Mortality and Expense Risk and Administrative Charges	60,512	81,861	108,665	279,341	867,084
Net Investment Income (Loss)	(14,612)	(13,919)	2,320	364,391	(365,761)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	365,846	241,100
Realized Gain (Loss) on Investments	40,461	(66,371)	(108,622)	54,339	2,934,422
Net Realized Capital Gains (Losses) on Investments	40,461	(66,371)	(108,622)	420,185	3,175,522
Net Change in Unrealized Appreciation (Depreciation)	748,230	801,141	2,040,067	(2,011,329)	25,403,556
Net Gain (Loss) on Investment	788,691	734,770	1,931,445	(1,591,144)	28,579,078
Net Increase (Decrease) in Net Assets Resulting from Operations	774,079	720,851	1,933,765	(1,226,753)	28,213,317
Increase (Decrease) in Net Assets from Contract Transactions	(770,566)	(673,047)	(648,286)	(8,796,508)	63,412,408
Total Increase (Decrease) in Net Assets	3,513	47,804	1,285,479	(10,023,261)	91,625,725
Net Assets as of December 31, 2013:	$ 7,222,343	$ 9,862,430	$ 13,712,474	$ 27,193,749	$ 132,634,531
Investment Income:
Reinvested Dividends	76,893	136,758	241,380	507,710	1,057,444
Investment Expense:
Mortality and Expense Risk and Administrative Charges	59,298	83,789	114,486	240,653	1,160,225
Net Investment Income (Loss)	17,595	52,969	126,894	267,057	(102,781)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	227,066	206,987	394,652	-	11,289,243
Realized Gain (Loss) on Investments	165,051	89,084	169,425	(373,345)	3,789,576
Net Realized Capital Gains (Losses) on Investments	392,117	296,071	564,077	(373,345)	15,078,819
Net Change in Unrealized Appreciation (Depreciation)	95,486	428,788	81,676	1,137,146	(9,550,969)
Net Gain (Loss) on Investment	487,603	724,859	645,753	763,801	5,527,850
Net Increase (Decrease) in Net Assets Resulting from Operations	505,198	777,828	772,647	1,030,858	5,425,069
Increase (Decrease) in Net Assets from Contract Transactions	(552,740)	(223,975)	(523,893)	(2,236,887)	(7,479,298)
Total Increase (Decrease) in Net Assets	(47,542)	553,853	248,754	(1,206,029)	(2,054,229)
Net Assets as of December 31, 2014:	$ 7,174,801	$ 10,416,283	$ 13,961,228	$ 25,987,720	$ 130,580,302
See Accompanying Notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account

                         Statement of operations and Change in Net Assets
                         Years Ended December 31, 2013 and 2014

	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class	TA Vanguard ETF - Balanced Initial Class	TA Vanguard ETF - Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 28,558,454	$ 4,052,421	$ 482,240	$ 1,405,111	$ 726,823,605
Investment Income:
Reinvested Dividends	33,712	55,759	7,731	38,203	8,339,087
Investment Expense:
Mortality and Expense Risk and Administrative Charges	363,628	47,752	5,224	21,340	7,075,995
Net Investment Income (Loss)	(329,916)	8,007	2,507	16,863	1,263,092
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,951,775	-	8,612	55,211	-
Realized Gain (Loss) on Investments	1,297,951	278,687	8,391	42,024	8,955,932
Net Realized Capital Gains (Losses) on Investments	3,249,726	278,687	17,003	97,235	8,955,932
Net Change in Unrealized Appreciation (Depreciation)	11,839,370	1,236,827	43,504	277,696	207,244,939
Net Gain (Loss) on Investment	15,089,096	1,515,514	60,507	374,931	216,200,871
Net Increase (Decrease) in Net Assets Resulting from Operations	14,759,180	1,523,521	63,014	391,794	217,463,963
Increase (Decrease) in Net Assets from Contract Transactions	11,916,908	1,383,508	325,247	1,673,828	(67,254,792)
Total Increase (Decrease) in Net Assets	26,676,088	2,907,029	388,261	2,065,622	150,209,171
Net Assets as of December 31, 2013:	$ 55,234,542	$ 6,959,450	$ 870,501	$ 3,470,733	$ 877,032,776
Investment Income:
Reinvested Dividends	-	76,041	13,453	64,904	7,714,803
Investment Expense:
Mortality and Expense Risk and Administrative Charges	398,579	69,566	10,818	44,724	7,584,775
Net Investment Income (Loss)	(398,579)	6,475	2,635	20,180	130,028
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,404,254	1,270,171	37,100	315,835	31,164,983
Realized Gain (Loss) on Investments	4,286,502	845,638	40,056	87,934	43,099,987
Net Realized Capital Gains (Losses) on Investments	5,690,756	2,115,809	77,156	403,769	74,264,970
Net Change in Unrealized Appreciation (Depreciation)	(3,320,228)	(1,422,921)	(30,799)	(287,730)	10,158,868
Net Gain (Loss) on Investment	2,370,528	692,888	46,357	116,039	84,423,838
Net Increase (Decrease) in Net Assets Resulting from Operations	1,971,949	699,363	48,992	136,219	84,553,866
Increase (Decrease) in Net Assets from Contract Transactions	(13,619,718)	(280,929)	477,031	2,088,780	(62,621,585)
Total Increase (Decrease) in Net Assets	(11,647,769)	418,434	526,023	2,224,999	21,932,281
Net Assets as of December 31, 2014:	$ 43,586,773	$ 7,377,884	$ 1,396,524	$ 5,695,732	$ 898,965,057
See Accompanying Notes.
(1)See Footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies
Organization
WRL Series Life Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC). The Separate Account was formerly a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL). Effective October 1, 2014, WRL merged into TPLIC. TPLIC is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Financial Freedom Builder, WRL Freedom Elite, WRL Freedom Equity Protector, WRL Freedom Wealth Protector, WRL Freedom Elite Builder, WRL Freedom Elite Builder II, WRL Freedom Elite Advisor, WRL Freedom Excelerator, WRL SP Plus, and WRL For Life.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund	AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Portfolio Class B Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Profunds	Profunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)
Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Profunds	Profunds
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Active Asset Allocation - Conservative Initial Class	Transamerica Aegon Active Asset Allocation - Conservative VP Initial Class
TA Aegon Active Asset Allocation - Moderate Initial Class	Transamerica Aegon Active Asset Allocation - Moderate VP Initial Class
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	Transamerica Aegon Active Asset Allocation - Moderate Growth VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Vanguard ETF - Balanced Initial Class	Transamerica Vanguard ETF - Balanced VP Initial Class
TA Vanguard ETF - Growth Initial Class	Transamerica Vanguard ETF - Growth VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)
Each period reported on reflects a full twelve month period except as follows:

Subaccount		Inception Date
	ProFund VP UltraNASDAQ-100	April 30, 2012
	TA BlackRock Global Allocation Initial Class	May 19, 2011
	TA BlackRock Tactical Allocation Initial Class	May 19, 2011
	TA Aegon Active Asset Allocation - Conservative Initial Class	April 29, 2011
	TA Aegon Active Asset Allocation - Moderate Initial Class	April 29, 2011
	TA Aegon Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011
	TA Jennison Growth Initial Class	April 29, 2010

The following subaccount name changes were made effective during the fiscal year ended December 31, 2014:
Subaccount	Formerly
Franklin Founding Funds Allocation Class 4 Shares	Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
TA Torray Concentrated Growth Initial Class	TA BNP Paribas Large Cap Growth Initial Class
TA WMC US Growth Initial Class	TA WMC Diversified Growth Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
TA BlackRock Tactical Allocation Initial Class	TA Hanlon Income Initial Class

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2014.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Balanced Wealth Strategy Class B Shares	$1,186,964	$694,081
Fidelity® VIP Contrafund® Service Class 2	2,923,888	2,809,770
Fidelity® VIP Equity-Income Service Class 2	1,835,576	2,540,855
Fidelity® VIP Growth Opportunities Service Class 2	1,184,001	1,253,343
Fidelity® VIP Index 500 Service Class 2	8,848,516	4,469,642
Franklin Founding Funds Allocation Class 4 Shares	949,044	531,890
Access VP High Yield	4,281,274	6,973,472
ProFund VP Asia 30	1,376,728	2,431,127
ProFund VP Basic Materials	1,347,308	2,055,378
ProFund VP Bull	8,864,143	6,722,378
ProFund VP Consumer Services	1,553,779	1,633,601
ProFund VP Emerging Markets	5,633,177	7,424,063
ProFund VP Europe 30	2,296,428	2,066,896
ProFund VP Falling U.S. Dollar	132,937	465,170
ProFund VP Financials	1,517,776	1,735,889
ProFund VP International	2,529,570	3,311,514
ProFund VP Japan	1,232,323	2,222,849
ProFund VP Mid-Cap	12,135,035	11,491,344
ProFund VP Money Market	41,141,595	40,938,354
ProFund VP NASDAQ-100	28,137,557	22,010,041
ProFund VP Oil & Gas	3,876,607	3,228,954
ProFund VP Pharmaceuticals	5,059,766	1,991,390
ProFund VP Precious Metals	3,627,639	2,942,358
ProFund VP Short Emerging Markets	1,988,161	1,324,525
ProFund VP Short International	1,098,917	964,187
ProFund VP Short NASDAQ-100	1,685,581	1,640,009
ProFund VP Short Small-Cap	2,734,938	2,931,244
ProFund VP Small-Cap	7,430,606	12,382,454
ProFund VP Small-Cap Value	2,601,952	6,173,138
ProFund VP Telecommunications	254,523	336,087
ProFund VP U.S. Government Plus	8,087,775	4,142,892
ProFund VP UltraNASDAQ-100	26,273,360	20,255,004
ProFund VP UltraSmall-Cap	8,527,344	10,273,394
ProFund VP Utilities	4,265,719	2,682,534
TA Aegon Active Asset Allocation - Conservative Initial Class	1,798,559	7,375,076
TA Aegon Active Asset Allocation - Moderate Initial Class	1,202,896	1,100,511

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

2. Investments (continued)
Subaccount	Purchases	Sales
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	$5,905,485	$5,951,803
TA Aegon High Yield Bond Initial Class	8,132,438	11,500,774
TA Aegon Money Market Initial Class	9,642,956	13,645,280
TA Aegon U.S. Government Securities Initial Class	3,977,070	3,709,187
TA AllianceBernstein Dynamic Allocation Initial Class	909,384	913,286
TA Asset Allocation - Conservative Initial Class	6,323,109	6,504,842
TA Asset Allocation - Growth Initial Class	31,355,857	44,665,744
TA Asset Allocation - Moderate Initial Class	10,077,166	14,046,490
TA Asset Allocation - Moderate Growth Initial Class	35,657,385	45,118,678
TA Barrow Hanley Dividend Focused Initial Class	13,676,149	13,175,746
TA BlackRock Global Allocation Initial Class	2,086,934	945,803
TA BlackRock Tactical Allocation Initial Class	29,655,560	4,923,376
TA Clarion Global Real Estate Securities Initial Class	5,826,227	7,958,368
TA International Moderate Growth Initial Class	1,479,387	1,381,939
TA Janus Balanced Initial Class	1,984,581	2,009,186
TA Jennison Growth Initial Class	13,512,654	8,143,870
TA JPMorgan Core Bond Initial Class	10,283,328	12,086,615
TA JPMorgan Enhanced Index Initial Class	4,410,373	3,654,055
TA JPMorgan Mid Cap Value Initial Class	971,026	1,465,707
TA JPMorgan Tactical Allocation Initial Class	10,734,021	10,307,679
TA MFS International Equity Initial Class	4,367,721	6,524,051
TA Morgan Stanley Capital Growth Initial Class	10,148,346	10,121,088
TA Morgan Stanley Mid-Cap Growth Initial Class	66,563,488	74,095,102
TA Multi-Managed Balanced Initial Class	18,981,314	18,539,559
TA PIMCO Tactical - Balanced Initial Class	1,510,503	1,818,583
TA PIMCO Tactical - Conservative Initial Class	1,945,446	1,909,304
TA PIMCO Tactical - Growth Initial Class	2,483,115	2,485,467
TA PIMCO Total Return Initial Class	11,963,306	13,933,137
TA Systematic Small/Mid Cap Value Initial Class	28,487,359	24,779,652
TA T. Rowe Price Small Cap Initial Class	8,544,070	21,158,636
TA Torray Concentrated Growth Initial Class	5,946,336	4,950,619
TA Vanguard ETF - Balanced Initial Class	1,021,990	505,224
TA Vanguard ETF - Growth Initial Class	4,692,491	2,267,695
TA WMC US Growth Initial Class	131,468,956	162,801,495

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units
The change in units outstanding were as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Balanced Wealth Strategy Class B Shares	51,469	(38,969)	12,500	120,348	(86,630)	33,718
Fidelity® VIP Contrafund® Service Class 2	116,552	(128,517)	(11,965)	25,867	(46,373)	(20,506)
Fidelity® VIP Equity-Income Service Class 2	74,652	(128,723)	(54,071)	21,161	13,677	34,838
Fidelity® VIP Growth Opportunities Service Class 2	85,527	(87,843)	(2,316)	183,915	(182,481)	1,434
Fidelity® VIP Index 500 Service Class 2	449,750	(225,136)	224,614	88,424	94,350	182,774
Franklin Founding Funds Allocation Class 4 Shares	45,887	(26,610)	19,277	105,506	(58,192)	47,314
Access VP High Yield	245,292	(416,245)	(170,953)	16,798	100,067	116,865
ProFund VP Asia 30	151,005	(275,131)	(124,126)	11,328	24,123	35,451
ProFund VP Basic Materials	125,401	(195,050)	(69,649)	68,709	(182,089)	(113,380)
ProFund VP Bull	572,643	(457,560)	115,083	30,364	122,845	153,209
ProFund VP Consumer Services	79,211	(83,220)	(4,009)	18,673	38,540	57,213
ProFund VP Emerging Markets	758,919	(1,049,257)	(290,338)	30,522	(503,287)	(472,765)
ProFund VP Europe 30	228,685	(207,922)	20,763	236,719	(394,305)	(157,586)
ProFund VP Falling U.S. Dollar	16,724	(57,110)	(40,386)	68,308	(45,175)	23,133
ProFund VP Financials	150,482	(178,764)	(28,282)	19,863	73,437	93,300
ProFund VP International	252,037	(365,045)	(113,008)	21,373	3,249	24,622
ProFund VP Japan	85,031	(243,154)	(158,123)	21,611	206,951	228,562
ProFund VP Mid-Cap	707,975	(768,721)	(60,746)	889,722	(950,409)	(60,687)
ProFund VP Money Market	4,118,298	(4,082,890)	35,408	129,093	(208,249)	(79,156)
ProFund VP NASDAQ-100	1,305,101	(1,007,776)	297,325	23,003	(46,504)	(23,501)
ProFund VP Oil & Gas	312,014	(298,413)	13,601	13,156	(87,176)	(74,020)
ProFund VP Pharmaceuticals	258,224	(109,681)	148,543	12,219	56,926	69,145
ProFund VP Precious Metals	881,845	(715,667)	166,178	81,176	(238,825)	(157,649)
ProFund VP Short Emerging Markets	396,319	(271,297)	125,022	2,923	(1,306)	1,617
ProFund VP Short International	231,766	(207,038)	24,728	3,560	(3,257)	303
ProFund VP Short NASDAQ-100	644,279	(636,958)	7,321	15,019	(36,958)	(21,939)
ProFund VP Short Small-Cap	1,067,283	(1,137,225)	(69,942)	20,933	203,816	224,749

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Small-Cap	415,045	(811,368)	(396,323)	11,942	45,316	57,258
ProFund VP Small-Cap Value	158,951	(394,129)	(235,178)	18,101	(91,310)	(73,209)
ProFund VP Telecommunications	18,989	(27,008)	(8,019)	681	(40,553)	(39,872)
ProFund VP U.S. Government Plus	560,802	(273,734)	287,068	1,555	(330,926)	(329,371)
ProFund VP UltraNASDAQ-100	1,407,638	(1,179,354)	228,284	35,539	242,455	277,994
ProFund VP UltraSmall-Cap	447,972	(673,342)	(225,370)	52,237	143,647	195,884
ProFund VP Utilities	331,131	(209,893)	121,238	5,256	(43,472)	(38,216)
TA Aegon Active Asset Allocation - Conservative Initial Class	134,271	(655,553)	(521,282)	5,899	198,650	204,549
TA Aegon Active Asset Allocation - Moderate Initial Class	96,798	(93,008)	3,790	12,915	77,405	90,320
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	357,982	(479,073)	(121,091)	23,800	(46,426)	(22,626)
TA Aegon High Yield Bond Initial Class	361,102	(551,699)	(190,597)	9,453	(285,937)	(276,484)
TA Aegon Money Market Initial Class	642,879	(769,424)	(126,545)	24,739	(152,009)	(127,270)
TA Aegon U.S. Government Securities Initial Class	246,779	(249,245)	(2,466)	5,966	(245,767)	(239,801)
TA AllianceBernstein Dynamic Allocation Initial Class	55,961	(53,743)	2,218	4,010	(11,114)	(7,104)
TA Asset Allocation - Conservative Initial Class	295,480	(362,238)	(66,758)	17,691	(540,948)	(523,257)
TA Asset Allocation - Growth Initial Class	1,697,966	(2,269,601)	(571,635)	57,580	(763,708)	(706,128)
TA Asset Allocation - Moderate Initial Class	549,349	(740,152)	(190,803)	23,326	(294,186)	(270,860)
TA Asset Allocation - Moderate Growth Initial Class	1,955,940	(2,290,996)	(335,056)	61,337	(1,091,223)	(1,029,886)
TA Barrow Hanley Dividend Focused Initial Class	544,593	(426,988)	117,605	39,509	(245,344)	(205,835)
TA BlackRock Global Allocation Initial Class	145,333	(78,926)	66,407	49,385	60,707	110,092
TA BlackRock Tactical Allocation Initial Class	2,353,749	(394,147)	1,959,602	12,320	96,269	108,589
TA Clarion Global Real Estate Securities Initial Class	238,909	(252,024)	(13,115)	25,418	(59,658)	(34,240)
TA International Moderate Growth Initial Class	110,572	(116,992)	(6,420)	7,879	(29,134)	(21,255)
TA Janus Balanced Initial Class	154,611	(152,844)	1,767	11,831	(100,348)	(88,517)
TA Jennison Growth Initial Class	691,999	(481,115)	210,884	48,651	(135,122)	(86,471)
TA JPMorgan Core Bond Initial Class	407,061	(347,691)	59,370	27,163	(231,101)	(203,938)
TA JPMorgan Enhanced Index Initial Class	193,355	(179,399)	13,956	8,754	39,769	48,523

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Mid Cap Value Initial Class	18,752	(47,438)	(28,686)	1,243	(39,016)	(37,773)
TA JPMorgan Tactical Allocation Initial Class	598,995	(351,508)	247,487	49,853	(248,933)	(199,080)
TA MFS International Equity Initial Class	296,732	(370,810)	(74,078)	19,911	(202,968)	(183,057)
TA Morgan Stanley Capital Growth Initial Class	392,035	(391,240)	795	41,778	(58,434)	(16,656)
TA Morgan Stanley Mid-Cap Growth Initial Class	1,763,573	(1,211,940)	551,633	145,061	478,128	623,189
TA Multi-Managed Balanced Initial Class	503,818	(801,753)	(297,935)	63,785	(517,276)	(453,491)
TA PIMCO Tactical - Balanced Initial Class	103,809	(147,874)	(44,065)	9,518	(79,003)	(69,485)
TA PIMCO Tactical - Conservative Initial Class	144,512	(162,369)	(17,857)	18,659	(81,484)	(62,825)
TA PIMCO Tactical - Growth Initial Class	164,877	(204,697)	(39,820)	9,880	(71,584)	(61,704)
TA PIMCO Total Return Initial Class	731,205	(845,519)	(114,314)	8,952	(546,143)	(537,191)
TA Systematic Small/Mid Cap Value Initial Class	644,434	(801,560)	(157,126)	37,667	2,542,653	2,580,320
TA T. Rowe Price Small Cap Initial Class	310,169	(819,120)	(508,951)	52,802	501,845	554,647
TA Torray Concentrated Growth Initial Class	207,027	(208,887)	(1,860)	12,166	57,426	69,592
TA Vanguard ETF - Balanced Initial Class	76,306	(38,535)	37,771	5,640	21,050	26,690
TA Vanguard ETF - Growth Initial Class	331,227	(172,200)	159,027	8,359	132,111	140,470
TA WMC US Growth Initial Class	4,751,098	(7,415,023)	(2,663,925)	443,599	(4,052,875)	(3,609,276)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

4.	Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

AllianceBernstein Balanced Wealth Strategy Class B Shares
12/31/2014	108,996	$18.92	to	$17.39	$ 1,932,859	2.49%	0.00%	to	1.50%	7.11%	to	5.53%
12/31/2013	96,496	17.67	to	16.48	1,637,100	2.44	0.00	to	1.50	16.27	to	14.55
12/31/2012	62,778	15.19	to	14.39	924,351	1.93	0.00	to	1.50	13.38	to	11.69
12/31/2011	49,484	13.40	to	12.88	647,958	1.93	0.00	to	1.50	(3.06)	to	(4.49)
12/31/2010	44,709	13.82	to	13.48	609,047	2.05	0.00	to	1.50	10.30	to	8.67
Fidelity® VIP Contrafund® Service Class 2
12/31/2014	1,049,813	15.61	to	22.09	23,090,070	0.76	0.30	to	0.90	11.32	to	10.66
12/31/2013	1,061,778	14.02	to	19.96	21,199,390	0.85	0.30	to	0.90	30.56	to	29.79
12/31/2012	1,082,284	10.74	to	15.38	16,648,396	1.12	0.30	to	0.90	15.79	to	15.10
12/31/2011	1,143,869	9.27	to	13.36	15,287,373	0.75	0.30	to	0.90	(3.65)	to	(3.65)
12/31/2010	1,277,562	13.87	to	13.87	17,720,846	1.02	0.90	to	0.90	15.88	to	15.88
Fidelity® VIP Equity-Income Service Class 2
12/31/2014	573,168	15.37	to	19.69	11,271,545	2.63	0.30	to	0.90	8.16	to	7.51
12/31/2013	627,239	14.21	to	18.31	11,485,921	2.43	0.30	to	0.90	27.44	to	26.69
12/31/2012	592,401	11.15	to	14.45	8,562,126	2.95	0.30	to	0.90	16.70	to	16.01
12/31/2011	625,547	9.56	to	12.46	7,793,281	2.28	0.30	to	0.90	(0.24)	to	(0.24)
12/31/2010	656,922	12.49	to	12.49	8,204,632	1.63	0.90	to	0.90	13.89	to	13.89
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2014	493,388	17.67	to	14.74	7,282,450	0.01	0.30	to	0.90	11.61	to	10.95
12/31/2013	495,704	15.84	to	13.29	6,587,747	0.05	0.30	to	0.90	37.13	to	36.31
12/31/2012	494,270	11.55	to	9.75	4,818,399	0.15	0.30	to	0.90	18.96	to	18.25
12/31/2011	476,272	9.71	to	8.24	3,926,217	-	0.30	to	0.90	1.06	to	1.06
12/31/2010	451,620	8.16	to	8.16	3,683,913	-	0.90	to	0.90	22.37	to	22.37
Fidelity® VIP Index 500 Service Class 2
12/31/2014	1,284,005	17.40	to	16.75	26,601,866	1.65	0.00	to	1.50	13.29	to	11.61
12/31/2013	1,059,391	15.36	to	15.01	19,728,648	1.84	0.00	to	1.50	31.91	to	29.96
12/31/2012	876,617	11.64	to	11.55	12,543,718	2.08	0.00	to	1.50	15.63	to	13.91
12/31/2011	746,995	10.07	to	10.14	9,370,215	1.73	0.00	to	1.50	1.78	to	0.28
12/31/2010	757,255	9.89	to	10.11	9,418,539	1.86	0.00	to	1.50	14.73	to	13.03
Franklin Founding Funds Allocation Class 4 Shares
12/31/2014	133,889	20.49	to	18.83	2,597,442	2.76	0.00	to	1.50	2.75	to	1.23
12/31/2013	114,612	19.94	to	18.60	2,194,012	10.64	0.00	to	1.50	23.68	to	21.85
12/31/2012	67,298	16.12	to	15.27	1,050,329	2.54	0.00	to	1.50	15.17	to	13.46
12/31/2011	48,942	14.00	to	13.45	669,001	0.02	0.00	to	1.50	(1.67)	to	(3.12)
12/31/2010	32,527	14.24	to	13.89	456,236	2.63	0.00	to	1.50	10.24	to	8.61
Access VP High Yield
12/31/2014	183,784	17.92	to	16.02	3,082,825	3.53	0.00	to	1.50	2.34	to	0.83
12/31/2013	354,737	17.51	to	15.89	5,908,320	2.62	0.00	to	1.50	10.02	to	8.39
12/31/2012	237,872	15.92	to	14.66	3,628,088	4.52	0.00	to	1.50	14.12	to	12.43
12/31/2011	167,471	13.95	to	13.04	2,258,889	1.07	0.00	to	1.50	2.74	to	1.23
12/31/2010	153,131	13.57	to	12.88	2,027,460	6.13	0.00	to	1.50	16.37	to	14.66
ProFund VP Asia 30
12/31/2014	453,883	9.31	to	9.89	4,005,729	0.07	0.00	to	1.50	(1.57)	to	(3.02)
12/31/2013	578,009	9.46	to	10.20	5,217,606	0.06	0.00	to	1.50	14.97	to	13.27
12/31/2012	542,558	8.23	to	9.01	4,292,528	-	0.00	to	1.50	15.48	to	13.76
12/31/2011	568,855	7.13	to	7.92	3,927,613	0.04	0.00	to	1.50	(27.00)	to	(28.07)
12/31/2010	646,594	9.76	to	11.01	6,160,651	0.07	0.00	to	1.50	13.90	to	12.22

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Basic Materials
	12/31/2014	312,424	$10.90	to	$10.05	$ 3,214,324	0.58%	0.00%	to	1.50%	1.69%	to	0.18%
	12/31/2013	382,073	10.72	to	10.03	3,893,330	0.95	0.00	to	1.50	18.43	to	16.68
	12/31/2012	495,453	9.05	to	8.59	4,299,388	0.32	0.00	to	1.50	8.49	to	6.87
	12/31/2011	556,324	8.34	to	8.04	4,487,958	0.13	0.00	to	1.50	(16.15)	to	(17.39)
	12/31/2010	842,823	9.95	to	9.73	8,181,637	0.55	0.00	to	1.50	29.69	to	27.78
ProFund VP Bull
	12/31/2014	494,107	15.34	to	15.11	7,847,701	-	0.00	to	1.50	11.47	to	9.82
	12/31/2013	379,024	13.76	to	13.75	5,456,864	-	0.00	to	1.50	29.76	to	27.84
	12/31/2012	225,815	10.61	to	10.76	2,527,591	-	0.00	to	1.50	13.89	to	12.20
	12/31/2011	244,235	9.31	to	9.59	2,419,318	-	0.00	to	1.50	0.00	to	(1.47)
	12/31/2010	880,494	9.31	to	9.73	8,807,186	0.14	0.00	to	1.50	12.58	to	10.91
ProFund VP Consumer Services
	12/31/2014	170,913	22.89	to	23.18	3,676,431	-	0.00	to	1.50	12.46	to	10.80
	12/31/2013	174,922	20.35	to	20.92	3,394,209	0.23	0.00	to	1.50	39.87	to	37.80
	12/31/2012	117,709	14.55	to	15.18	1,646,930	-	0.00	to	1.50	22.10	to	20.29
	12/31/2011	161,851	11.92	to	12.62	1,868,275	-	0.00	to	1.50	5.50	to	3.94
	12/31/2010	74,047	11.30	to	12.14	816,386	-	0.00	to	1.50	21.39	to	19.60
ProFund VP Emerging Markets
	12/31/2014	473,019	6.98	to	7.10	3,137,159	0.18	0.00	to	1.50	(3.42)	to	(4.85)
	12/31/2013	763,357	7.23	to	7.47	5,251,045	0.62	0.00	to	1.50	(6.42)	to	(7.81)
	12/31/2012	1,236,122	7.73	to	8.10	9,160,476	1.06	0.00	to	1.50	6.57	to	4.99
	12/31/2011	803,984	7.25	to	7.71	5,637,656	-	0.00	to	1.50	(19.70)	to	(20.89)
	12/31/2010	2,157,293	9.03	to	9.75	19,013,392	-	0.00	to	1.50	9.77	to	8.15
ProFund VP Europe 30
	12/31/2014	90,875	9.70	to	9.14	840,921	0.95	0.00	to	1.50	(8.65)	to	(10.00)
	12/31/2013	70,112	10.62	to	10.16	710,051	0.36	0.00	to	1.50	21.64	to	19.84
	12/31/2012	227,698	8.73	to	8.48	1,908,666	2.21	0.00	to	1.50	16.60	to	14.86
	12/31/2011	44,483	7.49	to	7.38	322,844	0.61	0.00	to	1.50	(8.88)	to	(10.23)
	12/31/2010	35,416	8.22	to	8.22	284,103	1.53	0.00	to	1.50	2.63	to	1.12
ProFund VP Falling U.S. Dollar
	12/31/2014	50,926	7.61	to	6.78	369,511	-	0.00	to	1.50	(12.60)	to	(13.89)
	12/31/2013	91,312	8.71	to	7.87	757,593	-	0.00	to	1.50	(2.01)	to	(3.46)
	12/31/2012	68,179	8.89	to	8.16	581,557	-	0.00	to	1.50	(0.77)	to	(2.24)
	12/31/2011	70,638	8.96	to	8.34	612,079	-	0.00	to	1.50	(2.72)	to	(4.16)
	12/31/2010	56,113	9.21	to	8.71	504,230	-	0.00	to	1.50	(2.59)	to	(4.03)
ProFund VP Financials
	12/31/2014	356,539	10.94	to	12.74	3,733,080	0.21	0.00	to	1.50	12.92	to	11.25
	12/31/2013	384,821	9.69	to	11.45	3,559,313	0.33	0.00	to	1.50	32.08	to	30.13
	12/31/2012	291,521	7.33	to	8.80	2,057,578	0.15	0.00	to	1.50	24.73	to	22.88
	12/31/2011	286,101	5.88	to	7.16	1,628,344	-	0.00	to	1.50	(13.83)	to	(15.10)
	12/31/2010	297,817	6.82	to	8.43	1,983,828	0.24	0.00	to	1.50	10.93	to	9.29
ProFund VP International
	12/31/2014	184,987	8.85	to	8.67	1,559,803	-	0.00	to	1.50	(8.11)	to	(9.47)
	12/31/2013	297,995	9.64	to	9.58	2,733,179	-	0.00	to	1.50	19.49	to	17.73
	12/31/2012	273,373	8.06	to	8.14	2,114,787	-	0.00	to	1.50	15.93	to	14.21
	12/31/2011	213,244	6.96	to	7.12	1,434,875	-	0.00	to	1.50	(14.34)	to	(15.60)
	12/31/2010	977,030	8.12	to	8.44	7,742,694	-	0.00	to	1.50	7.80	to	6.21
ProFund VP Japan
	12/31/2014	106,107	10.34	to	9.69	1,054,285	-	0.00	to	1.50	3.23	to	1.70
	12/31/2013	264,230	10.02	to	9.53	2,520,139	-	0.00	to	1.50	48.24	to	46.05
	12/31/2012	35,668	6.76	to	6.53	231,290	-	0.00	to	1.50	22.95	to	21.12
	12/31/2011	229,831	5.50	to	5.39	1,222,963	-	0.00	to	1.50	(18.54)	to	(19.74)
	12/31/2010	48,243	6.75	to	6.71	317,483	-	0.00	to	1.50	(6.53)	to	(7.91)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Mid-Cap
12/31/2014	293,798	$16.72	to	$15.86	$ 4,612,463	-%	0.00%	to	1.50%	7.65%	to	6.06%
12/31/2013	354,544	15.53	to	14.96	5,239,823	-	0.00	to	1.50	30.79	to	28.86
12/31/2012	415,231	11.87	to	11.61	4,734,725	-	0.00	to	1.50	15.54	to	13.82
12/31/2011	242,163	10.28	to	10.20	2,408,185	-	0.00	to	1.50	(4.18)	to	(5.60)
12/31/2010	262,715	10.73	to	10.80	2,750,087	-	0.00	to	1.50	24.05	to	22.22
ProFund VP Money Market
12/31/2014	1,622,711	10.55	to	9.11	16,150,205	0.02	0.00	to	1.50	0.02	to	(1.46)
12/31/2013	1,587,303	10.55	to	9.24	15,951,315	0.02	0.00	to	1.50	0.02	to	(1.46)
12/31/2012	1,666,459	10.54	to	9.38	16,875,141	0.02	0.00	to	1.50	0.02	to	(1.47)
12/31/2011	2,101,918	10.54	to	9.52	21,461,631	0.02	0.00	to	1.50	0.02	to	(1.45)
12/31/2010	1,269,322	10.54	to	9.66	13,069,723	0.02	0.00	to	1.50	0.02	to	(1.46)
ProFund VP NASDAQ-100
12/31/2014	668,036	22.83	to	20.06	15,744,895	-	0.00	to	1.50	17.01	to	15.28
12/31/2013	370,711	19.51	to	17.40	7,650,822	-	0.00	to	1.50	34.27	to	32.29
12/31/2012	394,212	14.53	to	13.15	6,111,813	-	0.00	to	1.50	16.23	to	14.51
12/31/2011	632,681	12.50	to	11.49	8,536,019	-	0.00	to	1.50	1.45	to	(0.04)
12/31/2010	280,798	12.32	to	11.49	3,763,880	-	0.00	to	1.50	18.24	to	16.50
ProFund VP Oil & Gas
12/31/2014	730,537	10.13	to	8.50	6,968,686	0.40	0.00	to	1.50	(10.87)	to	(12.19)
12/31/2013	716,936	11.36	to	9.68	7,726,500	0.42	0.00	to	1.50	24.07	to	22.24
12/31/2012	790,956	9.16	to	7.92	6,935,800	0.11	0.00	to	1.50	2.90	to	1.37
12/31/2011	763,702	8.90	to	7.82	6,560,703	0.14	0.00	to	1.50	2.25	to	0.74
12/31/2010	628,257	8.70	to	7.76	5,332,083	0.43	0.00	to	1.50	17.76	to	16.02
ProFund VP Pharmaceuticals
12/31/2014	421,078	20.82	to	20.16	8,282,932	0.70	0.00	to	1.50	19.36	to	17.60
12/31/2013	272,535	17.45	to	17.14	4,526,613	1.57	0.00	to	1.50	31.63	to	29.68
12/31/2012	203,390	13.25	to	13.22	2,587,654	1.19	0.00	to	1.50	11.85	to	10.19
12/31/2011	261,752	11.85	to	12.00	3,002,517	1.25	0.00	to	1.50	16.13	to	14.42
12/31/2010	62,654	10.20	to	10.48	623,810	4.80	0.00	to	1.50	0.48	to	(1.01)
ProFund VP Precious Metals
12/31/2014	1,054,767	3.51	to	3.42	3,496,463	-	0.00	to	1.50	(23.86)	to	(24.99)
12/31/2013	888,589	4.61	to	4.56	3,896,411	-	0.00	to	1.50	(37.94)	to	(38.86)
12/31/2012	1,046,238	7.42	to	7.46	7,452,780	-	0.00	to	1.50	(14.55)	to	(15.82)
12/31/2011	995,438	8.69	to	8.87	8,366,429	-	0.00	to	1.50	(19.21)	to	(20.41)
12/31/2010	1,062,460	10.75	to	11.14	11,151,546	-	0.00	to	1.50	32.93	to	30.97
ProFund VP Short Emerging Markets
12/31/2014	208,907	5.16	to	4.35	1,039,511	-	0.00	to	1.50	(2.93)	to	(4.36)
12/31/2013	83,885	5.32	to	4.55	421,715	-	0.00	to	1.50	(0.23)	to	(1.70)
12/31/2012	82,268	5.33	to	4.63	419,101	-	0.00	to	1.50	(13.04)	to	(14.34)
12/31/2011	99,480	6.13	to	5.40	588,647	-	0.00	to	1.50	10.66	to	9.03
12/31/2010	65,112	5.54	to	4.96	351,515	-	0.00	to	1.50	(18.42)	to	(19.63)
ProFund VP Short International
12/31/2014	116,136	5.06	to	4.30	555,329	-	0.00	to	1.50	2.80	to	1.28
12/31/2013	91,408	4.92	to	4.24	425,812	-	0.00	to	1.50	(21.01)	to	(22.18)
12/31/2012	91,105	6.23	to	5.45	543,662	-	0.00	to	1.50	(20.15)	to	(21.34)
12/31/2011	88,075	7.80	to	6.93	664,257	-	0.00	to	1.50	1.80	to	0.30
12/31/2010	81,702	7.66	to	6.91	610,615	-	0.00	to	1.50	(14.69)	to	(15.96)
ProFund VP Short NASDAQ-100
12/31/2014	205,788	2.47	to	2.30	487,879	-	0.00	to	1.50	(19.38)	to	(20.57)
12/31/2013	198,467	3.07	to	2.90	578,643	-	0.00	to	1.50	(29.40)	to	(30.45)
12/31/2012	220,406	4.34	to	4.17	918,403	-	0.00	to	1.50	(18.79)	to	(20.00)
12/31/2011	186,573	5.35	to	5.22	964,827	-	0.00	to	1.50	(10.48)	to	(11.80)
12/31/2010	99,793	5.97	to	5.91	581,354	-	0.00	to	1.50	(21.18)	to	(22.35)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Short Small-Cap
12/31/2014	348,509	$2.81	to	$2.22	$ 821,602	-%	0.00%	to	1.50%	(9.23)%	to	(10.57)%
12/31/2013	418,451	3.10	to	2.48	1,095,526	-	0.00	to	1.50	(31.25)	to	(32.27)
12/31/2012	193,702	4.51	to	3.67	742,671	-	0.00	to	1.50	(18.96)	to	(20.17)
12/31/2011	234,389	5.56	to	4.59	1,119,129	-	0.00	to	1.50	(9.09)	to	(10.43)
12/31/2010	253,954	6.12	to	5.13	1,345,858	-	0.00	to	1.50	(28.94)	to	(30.00)
ProFund VP Small-Cap
12/31/2014	178,697	15.49	to	15.99	2,819,996	-	0.00	to	1.50	2.48	to	0.96
12/31/2013	575,020	15.11	to	15.84	8,997,181	-	0.00	to	1.50	37.18	to	35.16
12/31/2012	517,762	11.02	to	11.72	5,953,688	-	0.00	to	1.50	14.75	to	13.04
12/31/2011	171,448	9.60	to	10.37	1,729,449	-	0.00	to	1.50	(5.65)	to	(7.05)
12/31/2010	117,806	10.18	to	11.15	1,271,453	-	0.00	to	1.50	24.79	to	22.95
ProFund VP Small-Cap Value
12/31/2014	93,224	17.36	to	17.18	1,524,315	-	0.00	to	1.50	5.81	to	4.25
12/31/2013	328,402	16.40	to	16.48	5,135,188	0.34	0.00	to	1.50	37.67	to	35.64
12/31/2012	401,611	11.91	to	12.15	4,597,660	-	0.00	to	1.50	16.16	to	14.43
12/31/2011	58,587	10.26	to	10.62	584,329	-	0.00	to	1.50	(4.10)	to	(5.52)
12/31/2010	49,925	10.70	to	11.24	521,884	0.13	0.00	to	1.50	22.10	to	20.30
ProFund VP Telecommunications
12/31/2014	46,805	12.93	to	12.49	573,414	3.47	0.00	to	1.50	0.57	to	(0.92)
12/31/2013	54,824	12.85	to	12.60	672,142	3.00	0.00	to	1.50	12.07	to	10.41
12/31/2012	94,696	11.47	to	11.41	1,043,007	1.62	0.00	to	1.50	16.52	to	14.79
12/31/2011	25,563	9.84	to	9.94	243,416	5.16	0.00	to	1.50	1.87	to	0.36
12/31/2010	39,952	9.66	to	9.91	376,895	3.94	0.00	to	1.50	15.68	to	13.98
ProFund VP U.S. Government Plus
12/31/2014	472,277	17.93	to	16.12	7,978,988	0.15	0.00	to	1.50	36.39	to	34.38
12/31/2013	185,209	13.14	to	12.00	2,316,197	0.19	0.00	to	1.50	(19.11)	to	(20.31)
12/31/2012	514,580	16.25	to	15.06	8,023,704	-	0.00	to	1.50	0.97	to	(0.53)
12/31/2011	376,481	16.09	to	15.14	5,859,541	0.15	0.00	to	1.50	43.51	to	41.40
12/31/2010	301,462	11.21	to	10.70	3,297,051	0.45	0.00	to	1.50	10.11	to	8.49
ProFund VP UltraNASDAQ-100
12/31/2014	752,703	22.71	to	22.01	16,847,427	-	0.30	to	1.50	35.43	to	33.83
12/31/2013	524,419	16.77	to	16.44	8,712,260	-	0.30	to	1.50	78.51	to	76.40
12/31/2012(1)	246,425	9.40	to	9.32	2,306,031	-	0.30	to	1.50	-	to	-
ProFund VP UltraSmall-Cap
12/31/2014	462,449	17.40	to	18.20	7,663,963	-	0.00	to	1.50	5.38	to	3.82
12/31/2013	687,819	16.52	to	17.53	10,830,668	-	0.00	to	1.50	86.66	to	83.90
12/31/2012	491,935	8.85	to	9.53	4,189,182	-	0.00	to	1.50	29.51	to	27.59
12/31/2011	869,109	6.83	to	7.47	5,757,669	-	0.00	to	1.50	(18.83)	to	(20.03)
12/31/2010	829,608	8.42	to	9.34	6,826,647	-	0.00	to	1.50	48.44	to	46.25
ProFund VP Utilities
12/31/2014	308,266	14.84	to	12.94	4,337,857	1.35	0.00	to	1.50	25.88	to	24.02
12/31/2013	187,028	11.79	to	10.44	2,094,772	2.62	0.00	to	1.50	13.31	to	11.64
12/31/2012	225,244	10.41	to	9.35	2,246,366	2.18	0.00	to	1.50	0.14	to	(1.35)
12/31/2011	377,544	10.39	to	9.47	3,795,806	2.13	0.00	to	1.50	17.51	to	15.78
12/31/2010	163,393	8.84	to	8.18	1,410,040	2.82	0.00	to	1.50	5.95	to	4.38
TA Aegon Active Asset Allocation - Conservative Initial Class
12/31/2014	427,956	12.02	to	11.21	4,911,753	1.19	0.00	to	1.50	3.97	to	2.43
12/31/2013	949,238	11.56	to	10.94	10,559,826	1.27	0.00	to	1.50	7.29	to	5.70
12/31/2012	744,689	10.78	to	10.35	7,790,128	0.39	0.00	to	1.50	6.99	to	5.40
12/31/2011(1)	478,480	10.07	to	9.82	4,719,304	-	0.00	to	1.50	0.71	to	(1.77)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Aegon Active Asset Allocation - Moderate Initial Class
12/31/2014	259,625	$12.07	to	$11.56	$ 3,074,223	0.70%	0.30%	to	1.50%	3.57%	to	2.34%
12/31/2013	255,835	11.66	to	11.29	2,939,349	0.61	0.30	to	1.50	10.98	to	9.67
12/31/2012	165,515	10.50	to	10.30	1,722,700	0.16	0.30	to	1.50	8.38	to	7.10
12/31/2011(1)	88,320	9.69	to	9.61	852,713	-	0.30	to	1.50	(3.38)	to	(3.85)
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
12/31/2014	2,733,896	13.31	to	11.84	33,186,715	0.85	0.00	to	1.50	3.42	to	1.89
12/31/2013	2,854,987	12.87	to	11.62	33,768,554	0.94	0.00	to	1.50	16.96	to	15.23
12/31/2012	2,877,613	11.00	to	10.09	29,341,425	0.67	0.00	to	1.50	11.18	to	9.53
12/31/2011(1)	3,083,801	9.89	to	9.21	28,522,037	-	0.00	to	1.50	(1.06)	to	(7.91)
TA Aegon High Yield Bond Initial Class
12/31/2014	768,308	17.69	to	15.64	15,700,265	4.94	0.00	to	1.50	3.98	to	2.44
12/31/2013	958,905	17.02	to	15.27	19,315,590	5.47	0.00	to	1.50	6.60	to	5.02
12/31/2012	1,235,389	15.96	to	14.54	23,598,480	6.51	0.00	to	1.50	17.37	to	15.63
12/31/2011	934,685	13.60	to	12.58	15,387,057	5.02	0.00	to	1.50	4.77	to	3.22
12/31/2010	1,162,625	12.98	to	12.18	18,462,510	14.76	0.00	to	1.50	12.44	to	10.78
TA Aegon Money Market Initial Class
12/31/2014	1,935,426	10.85	to	9.18	33,526,122	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2013	2,061,971	10.85	to	9.32	37,528,464	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2012	2,189,241	10.85	to	9.46	41,402,846	0.01	0.00	to	1.50	0.01	to	(1.48)
12/31/2011	2,588,063	10.85	to	9.60	49,515,480	0.01	0.00	to	1.50	0.01	to	(1.47)
12/31/2010	2,879,808	10.85	to	9.74	55,703,313	0.01	0.00	to	1.50	0.01	to	(1.47)
TA Aegon U.S. Government Securities Initial Class
12/31/2014	545,908	14.46	to	12.09	8,089,421	4.36	0.00	to	1.50	4.66	to	3.11
12/31/2013	548,374	13.82	to	11.72	7,951,648	2.15	0.00	to	1.50	(2.24)	to	(3.68)
12/31/2012	788,175	14.14	to	12.17	11,800,019	1.73	0.00	to	1.50	5.14	to	3.58
12/31/2011	837,085	13.44	to	11.75	12,040,949	2.71	0.00	to	1.50	7.61	to	6.02
12/31/2010	889,073	12.49	to	11.08	11,996,681	3.14	0.00	to	1.50	4.40	to	2.86
TA AllianceBernstein Dynamic Allocation Initial Class
12/31/2014	213,851	13.50	to	11.07	3,623,943	1.01	0.00	to	1.50	5.56	to	4.00
12/31/2013	211,633	12.79	to	10.65	3,473,693	1.15	0.00	to	1.50	7.18	to	5.60
12/31/2012	218,737	11.93	to	10.08	3,397,039	0.86	0.00	to	1.50	6.14	to	4.56
12/31/2011	202,856	11.24	to	9.64	3,015,977	0.75	0.00	to	1.50	1.81	to	0.31
12/31/2010	228,404	11.04	to	9.61	3,385,087	5.37	0.00	to	1.50	9.29	to	7.67
TA Asset Allocation - Conservative Initial Class
12/31/2014	2,056,965	14.40	to	12.65	35,981,682	2.69	0.00	to	1.50	2.19	to	0.68
12/31/2013	2,123,723	14.09	to	12.56	36,960,009	3.07	0.00	to	1.50	9.37	to	7.75
12/31/2012	2,646,980	12.89	to	11.66	42,471,943	3.16	0.00	to	1.50	7.46	to	5.86
12/31/2011	2,664,010	11.99	to	11.01	40,133,908	2.75	0.00	to	1.50	2.65	to	1.14
12/31/2010	3,004,809	11.68	to	10.89	44,599,874	3.33	0.00	to	1.50	8.93	to	7.32
TA Asset Allocation - Growth Initial Class
12/31/2014	15,922,532	14.05	to	13.03	296,118,850	2.34	0.00	to	1.50	2.73	to	1.21
12/31/2013	16,494,167	13.68	to	12.87	308,456,503	1.22	0.00	to	1.50	26.81	to	24.94
12/31/2012	17,200,295	10.79	to	10.30	255,994,070	1.34	0.00	to	1.50	12.60	to	10.92
12/31/2011	17,847,294	9.58	to	9.29	238,137,274	1.20	0.00	to	1.50	(5.42)	to	(6.81)
12/31/2010	18,709,468	10.13	to	9.97	266,427,278	1.10	0.00	to	1.50	14.95	to	13.25
TA Asset Allocation - Moderate Initial Class
12/31/2014	4,527,820	14.75	to	13.00	82,581,771	2.23	0.00	to	1.50	2.77	to	1.25
12/31/2013	4,718,623	14.35	to	12.84	86,176,699	2.44	0.00	to	1.50	13.50	to	11.82
12/31/2012	4,989,483	12.64	to	11.48	81,048,545	2.62	0.00	to	1.50	9.44	to	7.81
12/31/2011	5,511,783	11.55	to	10.65	82,588,491	2.23	0.00	to	1.50	0.59	to	(0.90)
12/31/2010	6,092,945	11.49	to	10.74	91,600,425	2.97	0.00	to	1.50	10.38	to	8.75

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Asset Allocation - Moderate Growth Initial Class
12/31/2014	16,383,697	$14.40	to	$13.07	$ 302,518,621	2.68%	0.00%	to	1.50%	2.57%	to	1.06%
12/31/2013	16,718,753	14.04	to	12.94	312,493,818	2.29	0.00	to	1.50	19.38	to	17.62
12/31/2012	17,748,639	11.76	to	11.00	280,495,309	2.48	0.00	to	1.50	10.65	to	9.00
12/31/2011	18,829,416	10.63	to	10.09	271,487,804	2.04	0.00	to	1.50	(2.01)	to	(3.46)
12/31/2010	20,252,081	10.84	to	10.45	300,804,661	2.21	0.00	to	1.50	12.73	to	11.06
TA Barrow Hanley Dividend Focused Initial Class
12/31/2014	2,458,343	15.11	to	14.42	77,266,260	1.34	0.00	to	1.50	12.17	to	10.51
12/31/2013	2,340,738	13.47	to	13.05	69,350,456	2.35	0.00	to	1.50	30.24	to	28.32
12/31/2012	2,546,573	10.34	to	10.17	60,489,028	1.80	0.00	to	1.50	11.72	to	10.06
12/31/2011	2,689,394	9.26	to	9.24	58,346,888	1.73	0.00	to	1.50	2.74	to	1.22
12/31/2010	2,680,772	9.01	to	9.13	58,169,402	0.80	0.00	to	1.50	10.44	to	8.81
TA BlackRock Global Allocation Initial Class
12/31/2014	542,404	11.90	to	11.39	6,329,555	2.83	0.30	to	1.50	1.78	to	0.58
12/31/2013	475,997	11.69	to	11.33	5,486,130	2.00	0.30	to	1.50	14.27	to	12.92
12/31/2012	365,905	10.23	to	10.03	3,710,765	4.03	0.30	to	1.50	9.94	to	8.64
12/31/2011(1)	197,637	9.30	to	9.24	1,832,732	-	0.30	to	1.50	(7.22)	to	(7.65)
TA BlackRock Tactical Allocation Initial Class
12/31/2014	2,381,838	12.66	to	12.11	29,541,610	2.83	0.00	to	1.50	5.03	to	3.79
12/31/2013	422,236	12.03	to	11.66	5,010,009	2.22	0.30	to	1.50	12.29	to	10.97
12/31/2012	313,647	10.72	to	10.51	3,331,943	2.55	0.30	to	1.50	9.90	to	8.60
12/31/2011(1)	110,603	9.75	to	9.68	1,074,808	-	0.30	to	1.50	(2.77)	to	(3.21)
12/31/2010	164,285	15.82	to	15.43	2,560,486	0.65	0.00	to	1.50	19.17	to	17.41
TA Clarion Global Real Estate Securities Initial Class
12/31/2014	1,624,291	12.48	to	13.05	50,927,199	1.51	0.00	to	1.50	13.56	to	11.89
12/31/2013	1,637,406	10.99	to	11.67	47,559,908	5.50	0.00	to	1.50	3.90	to	2.36
12/31/2012	1,671,646	10.57	to	11.40	48,402,540	3.58	0.00	to	1.50	25.25	to	23.39
12/31/2011	1,688,106	8.44	to	9.24	39,627,251	6.97	0.00	to	1.50	(5.74)	to	(7.13)
12/31/2010	1,792,747	8.96	to	9.94	45,249,664	6.28	0.00	to	1.50	15.67	to	13.96
TA International Moderate Growth Initial Class
12/31/2014	1,029,236	12.25	to	10.81	11,634,211	2.27	0.00	to	1.50	(0.47)	to	(1.94)
12/31/2013	1,035,656	12.31	to	11.02	11,862,703	2.05	0.00	to	1.50	12.72	to	11.05
12/31/2012	1,056,911	10.92	to	9.93	10,833,421	2.98	0.00	to	1.50	12.81	to	11.13
12/31/2011	1,195,357	9.68	to	8.93	10,957,032	2.05	0.00	to	1.50	(7.37)	to	(8.74)
12/31/2010	1,086,132	10.45	to	9.79	10,841,225	2.70	0.00	to	1.50	10.50	to	8.87
TA Janus Balanced Initial Class
12/31/2014	778,586	13.91	to	12.81	10,313,848	0.73	0.00	to	1.50	8.20	to	6.60
12/31/2013	776,819	12.85	to	12.02	9,621,053	0.81	0.00	to	1.50	19.27	to	17.51
12/31/2012	865,336	10.78	to	10.23	9,058,408	-	0.00	to	1.50	12.75	to	11.08
12/31/2011	933,187	9.56	to	9.21	8,735,617	0.23	0.00	to	1.50	(10.60)	to	(11.92)
12/31/2010	911,158	10.69	to	10.45	9,619,762	0.14	0.00	to	1.50	3.39	to	1.87
TA Jennison Growth Initial Class
12/31/2014	1,208,243	18.88	to	17.61	21,823,230	-	0.00	to	1.50	9.96	to	8.33
12/31/2013	997,359	17.17	to	16.26	16,588,876	0.26	0.00	to	1.50	37.70	to	35.67
12/31/2012	1,083,830	12.47	to	11.98	13,204,036	0.08	0.00	to	1.50	15.77	to	14.05
12/31/2011	1,442,409	10.77	to	10.51	15,313,587	0.13	0.00	to	1.50	(0.63)	to	(2.09)
12/31/2010(1)	983,566	10.84	to	10.73	10,598,851	0.05	0.00	to	1.50	8.40	to	7.32
TA JPMorgan Core Bond Initial Class
12/31/2014	1,248,616	15.74	to	13.00	42,109,356	2.03	0.00	to	1.50	5.33	to	3.77
12/31/2013	1,189,246	14.94	to	12.53	42,590,183	2.84	0.00	to	1.50	(1.84)	to	(3.29)
12/31/2012	1,393,184	15.22	to	12.96	54,961,304	2.59	0.00	to	1.50	4.98	to	3.42
12/31/2011	1,483,842	14.50	to	12.53	55,847,749	4.24	0.00	to	1.50	7.53	to	5.94
12/31/2010	1,497,898	13.49	to	11.83	54,990,397	5.90	0.00	to	1.50	8.24	to	6.64

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Enhanced Index Initial Class
12/31/2014	377,272	$17.94	to	$17.52	$ 8,139,538	0.80%	0.00%	to	1.50%	14.18%	to	12.50%
12/31/2013	363,316	15.71	to	15.57	7,002,418	0.66	0.00	to	1.50	32.52	to	30.56
12/31/2012	314,793	11.86	to	11.93	4,615,177	1.04	0.00	to	1.50	16.35	to	14.62
12/31/2011	337,004	10.19	to	10.41	4,287,113	1.98	0.00	to	1.50	0.74	to	(0.75)
12/31/2010	159,313	10.12	to	10.48	2,022,985	1.37	0.00	to	1.50	15.17	to	13.47
TA JPMorgan Mid Cap Value Initial Class
12/31/2014	269,018	17.78	to	32.44	8,553,912	0.71	0.30	to	0.90	14.94	to	14.26
12/31/2013	297,704	15.47	to	28.39	8,409,132	0.48	0.30	to	0.90	31.42	to	30.64
12/31/2012	335,477	11.77	to	21.73	7,283,109	0.74	0.30	to	0.90	20.16	to	19.45
12/31/2011	383,683	9.80	to	18.19	6,976,202	1.11	0.30	to	0.90	1.26	to	1.11
12/31/2010	443,622	15.12	to	17.99	7,977,312	1.82	0.75	to	0.90	22.07	to	21.89
TA JPMorgan Tactical Allocation Initial Class
12/31/2014	2,083,828	12.58	to	10.72	54,021,746	1.13	0.00	to	1.50	6.53	to	4.95
12/31/2013	1,836,341	11.81	to	10.22	50,813,971	1.12	0.00	to	1.50	5.51	to	3.95
12/31/2012	2,035,421	11.19	to	9.83	58,503,544	0.60	0.00	to	1.50	7.72	to	6.12
12/31/2011	2,110,890	10.39	to	9.26	58,567,573	1.77	0.00	to	1.50	3.63	to	2.10
12/31/2010	2,142,565	10.03	to	9.07	59,508,491	3.72	0.00	to	1.50	(0.11)	to	(1.59)
TA MFS International Equity Initial Class
12/31/2014	2,468,627	11.77	to	11.76	39,436,664	0.95	0.00	to	1.50	(5.17)	to	(6.58)
12/31/2013	2,542,705	12.41	to	12.59	44,178,744	1.12	0.00	to	1.50	18.09	to	16.35
12/31/2012	2,725,762	10.51	to	10.82	40,935,229	1.67	0.00	to	1.50	22.16	to	20.34
12/31/2011	2,855,519	8.60	to	8.99	35,715,997	1.23	0.00	to	1.50	(10.06)	to	(11.38)
12/31/2010	3,152,339	9.56	to	10.15	44,273,875	1.38	0.00	to	1.50	10.49	to	8.86
TA Morgan Stanley Capital Growth Initial Class
12/31/2014	1,615,749	18.79	to	18.34	43,499,029	-	0.00	to	1.50	6.00	to	4.44
12/31/2013	1,614,954	17.73	to	17.56	41,972,887	0.68	0.00	to	1.50	48.25	to	46.06
12/31/2012	1,631,610	11.96	to	12.02	29,074,013	-	0.00	to	1.50	15.55	to	13.83
12/31/2011	1,811,729	10.35	to	10.56	28,217,193	-	0.00	to	1.50	(5.81)	to	(7.20)
12/31/2010	1,888,765	10.99	to	11.38	31,571,559	0.88	0.00	to	1.50	27.44	to	25.55
TA Morgan Stanley Mid-Cap Growth Initial Class
12/31/2014	7,353,327	20.86	to	17.09	368,160,169	-	0.00	to	1.50	0.02	to	(1.46)
12/31/2013	6,801,694	20.86	to	17.35	400,725,724	0.82	0.00	to	1.50	39.14	to	37.09
12/31/2012	6,178,505	14.99	to	12.66	308,998,063	-	0.00	to	1.50	9.08	to	7.46
12/31/2011	6,871,553	13.74	to	11.78	320,319,419	0.31	0.00	to	1.50	(6.71)	to	(8.09)
12/31/2010	6,111,664	14.73	to	12.81	315,951,891	0.12	0.00	to	1.50	33.90	to	31.92
TA Multi-Managed Balanced Initial Class
12/31/2014	5,490,844	18.76	to	16.55	126,843,352	1.38	0.00	to	1.50	10.81	to	9.17
12/31/2013	5,788,779	16.93	to	15.16	122,595,908	1.59	0.00	to	1.50	18.09	to	16.35
12/31/2012	6,242,270	14.33	to	13.03	113,097,747	1.63	0.00	to	1.50	12.57	to	10.90
12/31/2011	6,734,147	12.73	to	11.75	109,394,054	2.30	0.00	to	1.50	4.04	to	2.50
12/31/2010	7,285,593	12.24	to	11.47	114,812,439	0.69	0.00	to	1.50	24.12	to	22.29
TA PIMCO Tactical - Balanced Initial Class
12/31/2014	574,965	13.10	to	12.04	7,174,801	1.06	0.00	to	1.50	8.05	to	6.45
12/31/2013	619,030	12.13	to	11.31	7,222,343	0.63	0.00	to	1.50	12.16	to	10.50
12/31/2012	688,515	10.81	to	10.24	7,218,830	1.97	0.00	to	1.50	1.29	to	(0.22)
12/31/2011	946,795	10.67	to	10.26	9,877,534	1.26	0.00	to	1.50	(3.20)	to	(4.62)
12/31/2010	981,490	11.03	to	10.76	10,667,540	0.37	0.00	to	1.50	(3.28)	to	(4.71)
TA PIMCO Tactical - Conservative Initial Class
12/31/2014	874,836	12.51	to	11.50	10,416,283	1.36	0.00	to	1.50	8.93	to	7.32
12/31/2013	892,693	11.49	to	10.72	9,862,430	0.70	0.00	to	1.50	8.44	to	6.83
12/31/2012	955,518	10.59	to	10.03	9,814,626	1.50	0.00	to	1.50	1.70	to	0.19
12/31/2011	917,617	10.42	to	10.01	9,346,564	1.38	0.00	to	1.50	(7.15)	to	(8.52)
12/31/2010	867,427	11.22	to	10.94	9,594,997	0.63	0.00	to	1.50	(1.85)	to	(3.30)

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA PIMCO Tactical - Growth Initial Class
	12/31/2014	1,147,051	$12.81	to	$11.77	$ 13,961,228	1.75%	0.00%	to	1.50%	6.63%	to	5.06%
	12/31/2013	1,186,871	12.01	to	11.21	13,712,474	0.86	0.00	to	1.50	17.03	to	15.30
	12/31/2012	1,248,575	10.27	to	9.72	12,426,995	0.77	0.00	to	1.50	0.98	to	(0.52)
	12/31/2011	1,301,567	10.17	to	9.77	12,936,910	1.51	0.00	to	1.50	(11.37)	to	(12.68)
	12/31/2010	1,260,674	11.47	to	11.19	14,255,487	0.94	0.00	to	1.50	(0.44)	to	(1.91)
TA PIMCO Total Return Initial Class
	12/31/2014	1,565,996	15.43	to	12.90	25,987,720	1.83	0.00	to	1.50	4.67	to	3.13
	12/31/2013	1,680,310	14.74	to	12.51	27,193,749	2.00	0.00	to	1.50	(2.55)	to	(3.99)
	12/31/2012	2,217,501	15.12	to	13.02	37,217,010	4.20	0.00	to	1.50	7.55	to	5.95
	12/31/2011	2,117,073	14.06	to	12.29	33,381,877	2.45	0.00	to	1.50	6.27	to	4.70
	12/31/2010	2,044,774	13.23	to	11.74	30,675,838	3.99	0.00	to	1.50	7.19	to	5.61
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2014	4,290,229	23.33	to	16.59	130,580,302	0.79	0.00	to	1.50	5.23	to	3.67
	12/31/2013	4,447,355	22.17	to	16.00	132,634,531	0.50	0.00	to	1.50	36.32	to	34.30
	12/31/2012	1,867,035	16.26	to	11.91	41,008,806	1.00	0.00	to	1.50	16.39	to	14.66
	12/31/2011	1,854,594	13.97	to	10.39	35,587,598	-	0.00	to	1.50	(2.66)	to	(4.09)
	12/31/2010	1,809,020	14.36	to	10.83	36,122,323	0.82	0.00	to	1.50	30.41	to	28.49
TA T. Rowe Price Small Cap Initial Class
	12/31/2014	1,644,786	23.92	to	21.00	43,586,773	-	0.00	to	1.50	6.55	to	4.97
	12/31/2013	2,153,737	22.45	to	20.00	55,234,542	0.08	0.00	to	1.50	44.07	to	41.94
	12/31/2012	1,599,090	15.58	to	14.09	28,558,454	-	0.00	to	1.50	15.69	to	13.97
	12/31/2011	1,685,938	13.47	to	12.37	26,401,828	-	0.00	to	1.50	1.69	to	0.19
	12/31/2010	1,795,626	13.25	to	12.34	27,953,674	-	0.00	to	1.50	34.42	to	32.44
TA Torray Concentrated Growth Initial Class
	12/31/2014	298,884	26.51	to	24.36	7,377,884	0.93	0.00	to	1.50	10.00	to	8.37
	12/31/2013	300,744	24.10	to	22.48	6,959,450	1.02	0.00	to	1.50	33.10	to	31.13
	12/31/2012	231,152	18.10	to	17.14	4,052,421	0.84	0.00	to	1.50	17.13	to	15.39
	12/31/2011	221,165	15.46	to	14.85	3,339,827	0.84	0.00	to	1.50	(2.27)	to	(3.71)
TA Vanguard ETF - Balanced Initial Class
	12/31/2014	106,808	13.87	to	13.34	1,396,524	1.05	0.00	to	1.50	4.81	to	3.26
	12/31/2013	69,037	13.23	to	12.91	870,501	1.25	0.00	to	1.50	11.76	to	10.11
	12/31/2012	42,347	11.84	to	11.73	482,240	1.31	0.00	to	1.50	8.67	to	7.06
	12/31/2011	37,141	10.89	to	10.95	392,883	1.27	0.00	to	1.50	1.57	to	0.07
	12/31/2010	22,580	10.73	to	10.95	237,099	1.34	0.00	to	1.50	11.07	to	9.43
TA Vanguard ETF - Growth Initial Class
	12/31/2014	428,382	14.06	to	13.82	5,695,732	1.25	0.00	to	1.50	4.17	to	2.63
	12/31/2013	269,355	13.50	to	13.46	3,470,733	1.54	0.00	to	1.50	19.09	to	17.33
	12/31/2012	128,885	11.34	to	11.48	1,405,111	1.47	0.00	to	1.50	11.79	to	10.13
	12/31/2011	202,915	10.14	to	10.42	1,996,047	1.72	0.00	to	1.50	(0.86)	to	(2.32)
	12/31/2010	126,380	10.23	to	10.67	1,263,507	1.27	0.00	to	1.50	13.15	to	11.48
TA WMC US Growth Initial Class
	12/31/2014	40,287,656	15.61	to	14.45	898,965,057	0.89	0.00	to	1.50	11.10	to	9.46
	12/31/2013	42,951,581	14.05	to	13.20	877,032,776	1.05	0.00	to	1.50	32.46	to	30.51
	12/31/2012	46,560,857	10.60	to	10.11	726,823,605	0.31	0.00	to	1.50	13.17	to	11.49
	12/31/2011	50,985,903	9.37	to	9.07	709,945,091	0.37	0.00	to	1.50	(3.73)	to	(5.15)
	12/31/2010	41,871,514	9.73	to	9.56	611,309,502	0.54	0.00	to	1.50	17.81	to	16.07

(1)	See footnote 1

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

4.	Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

5. Administrative and Mortality and Expense Risk Charges

Under some forms of the contracts, a sales charge and premium taxes are deducted by TPLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the contracts, monthly charges against policy cash values are made to compensate TPLIC for costs of insurance provided. A daily charge equal to an annual rate from 0.00% and 1.50% of average daily net assets is assessed to compensate TPLIC for assumption of mortality and expense risks in connection with the issuance and administration of the contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

Transamerica Premier Life Insurance Company
WRL Series Life Account
Notes to Financial Statements
December 31, 2014

7. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Independent Auditor’s Report

To the Board of Directors of
Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2014, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa described in Note 1.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Western Reserve Life Assurance Co. of Ohio into the Company on October 1, 2014 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.  The accompanying Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements.  The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements.  The effects on the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.  As a consequence, the  Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended.  The  Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the of Summary Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 28, 2015

Report of Independent Auditors

The Board of Directors
Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company, which comprise the balance sheet as of December 31, 2013, the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Premier Life Insurance Company at December 31, 2013, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Premier Life Insurance Company at December 31, 2013 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis
 (Dollars in Thousands, Except per Share Amounts)

December 31	
	2014	**2013**
Admitted assets		
Cash and invested assets:		
Cash, cash equivalents and short-term investments	**$ 749,886**	$ 669,470
Bonds:		
Affiliated entities	**–**	57,200
Unaffiliated entities	**14,275,747**	13,772,852
Preferred stocks	**39,691**	9,541
Common stocks:		
Affiliated entities (Cost: 2014- $58,170; 2013- $57,205)	**50,440**	51,947
Unaffiliated entities (Cost: 2014- $42,155; 2013- $44,500)	**42,773**	45,669
Mortgage loans on real estate	**1,903,557**	1,770,665
Real estate, at cost less accumulated depreciation (2014 - $21,942; 2013- $19,541)		
Home office properties	**26,728**	27,382
Investment properties	**359**	385
Properties held for sale	**11,708**	13,159
Policy loans	**922,969**	913,349
Receivables for securities	**2,809**	–
Collateral balance	**–**	8,787
Derivatives	**51,053**	186,389
Securities lending reinvested collateral assets	**296,346**	410,474
Other invested assets	**859,769**	799,587
Total cash and invested assets	**19,233,835**	18,736,856
Premiums deferred and uncollected	**198,937**	180,894
Accrued investment income	**182,681**	183,614
Net deferred income tax asset	**233,500**	249,096
Receivable from parent, subsidiaries and affiliates	**80,051**	50,633
Cash surrender value of life insurance policies	**158,942**	155,614
Reinsurance receivable	**28,696**	20,618
Goodwill	**5,328**	6,582
Contribution receivable from parent	**–**	135,000
Other assets	**53,705**	53,676
Separate account assets	**22,071,958**	21,495,480
Total admitted assets	**$ 42,247,633**	$ 41,268,063

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)
 (Dollars in Thousands, Except per Share Amounts)

December 31 2014	December 31 2013
Liabilities and capital and surplus		
Liabilities:		
Aggregate reserves for policies and contracts:		
Life	**$ 7,571,015**	$ 7,353,536
Annuity	**3,660,269**	3,815,167
Accident and health	**648,625**	717,516
Policy and contract claim reserves:		
Life	**153,338**	152,544
Accident and health	**121,157**	110,669
Liability for deposit-type contracts	**673,282**	697,415
Other policyholders' funds	**8,403**	6,631
Remittances and items not allocated	**20,381**	14,935
Reinsurance in unauthorized companies	**9,804**	1,980
Asset valuation reserve	**247,773**	261,614
Interest maintenance reserve	**310,919**	328,701
Federal income taxes payable	**128,297**	11,664
Funds held under reinsurance agreements	**3,862,985**	4,352,690
Payable for securities	**3**	8,000
Unearned investment income	**14,966**	15,375
Transfers from separate accounts due or accrued	**(151,489)**	(241,999)
Deferred derivative gain	**3,616**	3,616
Derivatives	**24,233**	29,331
Payable for securities lending	**296,346**	410,474
Payable for derivative cash collateral	**351,983**	150,115
Borrowed money	**290,995**	80,171
Other liabilities	**154,069**	115,766
Separate account liabilities	**22,071,958**	21,495,480
Total liabilities	40,472,928	39,891,391
Capital and surplus:		
Common stock:		
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	**7,364**	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	**2,773**	2,773
Surplus notes	**160,000**	160,000
Paid-in surplus	**910,045**	909,326
Aggregate write-ins for special surplus funds	**2,573**	–
Unassigned surplus	**691,950**	297,209
Total capital and surplus	**1,774,705**	1,376,672
Total liabilities and capital and surplus	**$ 42,247,633**	$ 41,268,063

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Thousands)

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Thousands)

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands)

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL).  The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger.  As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company.  As a result of the merger, WRL’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

Summarized audited financial information for the Company and WRL presented separately for periods prior to the merger is as follows:

Nine Months Ended September 30 2014	Year Ended December 31 2013	Year Ended December 31 2012
	Unaudited		
Revenues:			
Company	$ 1,896,267	$ 2,490,781	$ 2,015,383
WRL	733,292	920,394	866,582
Merger reclassifications	–	–	–
	$ 2,629,559	$ 3,411,175	$ 2,881,965
Net income (loss):			
Company	$ (113,066)	$ 166,874	$ 143,546
WRL	71,064	159,809	129,995
Merger reclassifications	–	–	–
	$ (42,002)	$ 326,683	$ 273,541

	September 30 2014	December 31 2013	December 31 2012
	Unaudited		
Assets:			
Company	$ 32,048,493	$ 31,853,240	$ 31,057,182
WRL	9,310,145	9,420,319	8,613,889
Merger reclassifications	–	(5,496)	(30,731)
	$ 41,358,638	$ 41,268,063	$ 39,640,340
Liabilities:			
Company	$ 31,349,277	$ 30,882,016	$ 30,245,862
WRL	8,873,734	9,014,871	8,275,473
Merger reclassifications	–	(5,496)	(30,731)
	$ 40,223,011	$ 39,891,391	$ 38,490,604
Capital and surplus:			
Company	$ 699,216	$ 971,224	$ 811,320
WRL	436,411	405,448	338,416
Merger reclassifications	–	–	–
	$ 1,135,627	$ 1,376,672	$ 1,149,736

Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods.  The majority of the company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of  other  comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.  An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date.  The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors.  VOBA is not recognized under NAIC SAP.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets.  The NAIC SAP does not contain a similar requirement.

 Deferred Income Taxes:  The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.  Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill:  Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill.  Excess goodwill is nonadmitted.  Goodwill is amortized over ten years.  Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes:  Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet.  Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

 The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

 Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value.  Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost.  Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $25,464 and $31,763 at December 31, 2014 and 2013, respectively, is net of the reserve of $10,823 and $12,375, respectively.  Interest income of $1,849 and $1,969 was recognized for the years ended December 31, 2014 and 2013 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credits (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2014 and 2013, the Company excluded investment income due and accrued for bonds in default of $80 and $210, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value).  Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability.  These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.   Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index).  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedge item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These variance swaps are similar to volatility options where the underlying index provides for the market value movements.  Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract.  Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount.  Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument.  For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.  If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices.  The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment.  The caps are similar to options where the underlying interest rate index provides for the market value movements.  The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract.  Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market.  Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing.  Forward-starting interest rate swaps are utilized to lock-in the current forward rate.  The accrual of income begins at the forward date, rather than at the inception date.  These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements.  Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period.  The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in U.S. dollars.  If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps.   As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset.  Typically, the periodic premium or fee is expressed in basis points per notional.  Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par.  Alternatively, settlement may be in cash.  These credit default swaps are carried on the balance sheet at amortized cost.  Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment.  The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade corporate asset or sovereign debt.  The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame.  Generally, a premium is received by the Company on a periodic basis and recognized in investment income.  In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury.  The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date.  Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government GDP as part of an authorized workout from the Argentina Brady Bonds.  The Company was put into these warrants and did not voluntarily transact into these types of instruments.  The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold.  These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $888,892, $852,784 and $771,541 in 2014, 2013 and 2012, respectively.  All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.  The Company received $329,455, $332,299 and $337,561, in 2014, 2013 and 2012, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.  For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death.  For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death.  Where appropriate, the Company holds a nondeduction and/or refund reserve.  The reserve for these benefits is computed using aggregate methods.  The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year.  For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25  to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees.  However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals.  These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index.  The related liabilities are equal to the policyholder deposit and accumulated interest on the contract. The Company did not participate in repurchase agreements during 2014 or 2013.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

The Company’s unpaid claims reserve was decreased by $6,655 and $7,755 for the years ended December 31, 2014 and 2013, respectively, for health claims that occurred prior to those balance sheet dates.  The change in 2014 and 2013 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $2,931 and $2,367, respectively. The Company incurred $4,621 and paid $4,057 of claim adjustment expenses during 2014, of which $2,111 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $3,895 and paid $3,624 of claim adjustment expenses during 2013, of which $1,972 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2014 or 2013.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credit to paid-in surplus. The Company recorded an accrued expense in the amount of $719,  $926 and $482 for the years ended December 31, 2014, 2013 and 2012, respectively.

Consistency of Presentation
Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees.  The adoption of this revision had no impact to the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA).  Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised (SSAP No. 35R), were moved to this SSAP.  The adoption of this standard had no material impact on the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06:  Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106.  The adoption of this standard had no material impact on the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met.  The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB.  The adoption of these revisions did not impact the Company’s financial position or results of operations, as the company has no FHLB agreements.

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only.  See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89.  This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures.  SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89.  In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants.  The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan.  See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by AEGON.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operation of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another.  The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge.  The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk.  The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position and did not require any additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy.  The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures.  See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101.  This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  The adoption of this statement resulted in the transfer of $188,623 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures.  See Note 7 Income Taxes for further details.

Effective January 1, 2015 the Company will adopt guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40.  The adoption of this guidance is expected to be immaterial to the financial position and results of operations of the Company.

Reclassifications

During 2013, the Company changed the presentation of deposit-type contract fund deposit and withdrawal activity within the Statement of Cash Flow. As a result of this change, $613,183 was reclassified from Other cash provided (applied) to Net withdrawals on deposit-type contracts and other insurance liabilities within the 2012 Statement of Cash Flow to conform to the 2013 presentation.

On the 2012 Statements of Operations, $10,786 was reclassified from Premiums and other considerations, net of reinsurance: Annuity to Premiums and other considerations, net of reinsurance: Life as it was determined that this amount represented considerations for supplementary contracts with life contingencies and should be shown accordingly.

2. Prescribed and Permitted Statutory Accounting Practices

The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the State of Iowa is shown below:

The Company previously disclosed a state prescribed practice for secondary guarantee reinsurance.  The prescribed practice entitled the Company to take reserve credit for such reinsurance contracts in the amount equal to the portion of the reserves attributable to the secondary guarantee.  As a result of the NAIC adopting Actuarial Guideline XXXXVIII (AG48) during 2014, the previously disclosed prescribed practice is no longer necessary.

3. Accounting Changes and Correction of Errors

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Operations.

In 2014 after the filing of the Annual Statement, the Company discovered an error in the reporting of an affiliated modified coinsurance transaction resulting in misstatements of the reserve adjustments on reinsurance ceded, commissions and expense allowances on reinsurance ceded, and benefit expenses in the Statement of Operations.  The impact of this error on the aforementioned accounts as of December 31, 2011 was an understatement of net income of $7,549 ($4,907 net of tax).  This was corrected and is reflected as a correction of an error in the capital and surplus accounts of the 2012 Statement of Changes in Capital and Surplus.  The 2012 financial statements have been restated to properly reflect the impact of the error and the 2013 financial statements have been properly stated.

During 2013, the Company determined the mark-to-market adjustment on certain swap unwinds within its synthetic asset mortgage loan program were incorrectly not made for purposes of determining taxable income at December 31, 2011.  Upon reviewing the impact on the prior years, an adjustment of $7,033 was designated as a prior year correction of an error and presented as a change in unassigned surplus for the year ended December 31, 2013.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).  The levels of the fair value hierarchy are as follows:

Level 1 -  Unadjusted quoted prices for identical assets or liabilities in active marketsaccessible at the measurement date.

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.  Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property.  If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.  The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument.  If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.  For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations.  The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value.  For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows.  For those liabilities that are short in duration, carrying amount approximates fair value.  For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2014 and 2013, respectively:

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2014 and 2013:

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Preferred stock in Level 3 is being internally calculated.

Common stock in Level 2 represents money market mutual funds carried at amortized cost and warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as they can only be redeemed by the bank. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 would represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Derivatives classified as Level 3 represent Total Return Forward Bond Purchases and Warrants based on the GDP of the Argentine government.  The Total Return Forward Bond Purchases are determined by using the US Treasury repo curve estimates which is then compared to the strike price to estimate future payoff.  The payoff is then discounted to the present value using the standard USD LIBOR curve.  The Argentine Warrants are determined by a confirmations received from brokers, and then modelled accordingly when compared to the sovereign issuance.

Separate account assets are valued and classified in the same way as general account assets (described above).  For example, separate account assets in Level 3 are those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Separate account liabilities consist of derivative liabilities held on the separate accounts. They are valued in the same way as the general account derivatives (described above).

During 2014 and 2013, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2014 and 2013:

(a) Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributed to securities being carried at amortized cost at December 31, 2013 and 2012, subsequently being carried at fair value during 2014 and 2013. In addition, transfers in for bonds were attributed to securities being valued using third party vendor inputs at December 31, 2012, subsequently changing to being internally modeled during 2013.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2013, subsequently changing to being carried at amortized cost during 2014.

Transfers in for common stock were attributed to securities being valued using third party vendor inputs at December 31, 2012, subsequently changing to being internally modeled during 2013.

Transfers in for separate account bonds were attributable to securities being valued using third party vendor inputs at December 31, 2013, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2014.

Transfers out for separate account bonds were partly attributed to securities being valued using non-binding broker quotes or internal modeling which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell.  As of December 31, 2014, the Company has several properties that it is exploring the sale of.  Therefore, these properties are carried at fair value less cost to sell, which amounts to $11,708. There are no properties that have a carrying amount less than its fair value; and therefore are not carried at fair value as of December 31, 2014.

The Company also had parcels of land that were held for sale as of December 31, 2013.  Fair value less cost to sell of these properties was $13,159. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2013.

Fair value was determined by utilizing an external appraisal following the sales comparison approach.  The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 292 and 239 securities with a carrying amount of $1,895,196 and $1,555,267 and an unrealized loss of $144,174 and $187,920 with an average price of 92.4 and 87.9 (fair value/amortized cost).  Of this portfolio, 83.6% and 76.6% were investment grade with associated unrealized losses of $84,425 and $126,375, respectively.

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 286 and 568 securities with a carrying amount of $1,170,892 and $3,698,219 and an unrealized loss of $26,377 and $166,664 with an average price of 97.8 and 95.5 (fair value/amortized cost). Of this portfolio, 89.4% and 97.4% were investment grade with associated unrealized losses of $23,373 and $162,265, respectively.

At December 31, 2014 and 2013, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 4 and 3 securities with a cost of $14,066 and $14 and an unrealized loss of $2 and $1 with an average price of 100.0 and 96.9 (fair value/cost).

At December 31, 2014 and 2013, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 and 2 securities with a cost of $3 and $14,052 and an unrealized loss of $2 and $1 with an average price of 40.6 and 100.0 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2014 and 2013 is as follows:

The carrying amount and estimated fair value of bonds at December 31, 2014, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The following structured notes were held at December 31, 2014:

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2014 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $470,521 and a carrying value of $551,914, resulting in a gross unrealized loss of $81,393.  Bank regulators are implementing a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an attempt to reduce systemic risk. Many banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines. In addition, regulators and central governments are adopting new bank guidelines, which are designed to reduce systemic risk by tapping loss-absorbing capital, as needed, to recapitalize or resolve a bank without using taxpayer money.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2014.

Subprime Mortgages

At December 31, 2014, there were no subprime mortgage subsectors that exceeded the surplus threshold.

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis.  Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and are reviewed quarterly.  Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2014.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2014 or 2013. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security was written down to fair value during the year ended December 31, 2012.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

The following loan-backed and structured securities were held at December 31, 2014, for which an OTTI was recognized during the current reporting period:

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2014 and 2013 is as follows:

Detail of net investment income is presented below:

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2014, 2013 and 2012 of $25,788, $42,099 and $23,315, respectively, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

At December 31, 2014, and 2013, the Company had recorded investments in restructured securities of $0, and $320, respectively. The capital (losses) taken as a result of restructures in 2014, 2013 and 2012 were $0, $(156) and $(334) respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments were as follows:

The Company’s investments in mortgage loans principally involve commercial real estate.

The credit quality of mortgage loans by type of property for the year ended December 31, 2014 were as follows:
The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan.  The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value.  The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible.  Information supporting the credit risk rating process is updated at least annually.

During 2014, the maximum and minimum lending rates for mortgage loans during were 5.06 % and 3.62%, respectively.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 77%. During 2014, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2014, mortgage loans with a carrying value of $647 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2014.  The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2014.

During 2013, the maximum and minimum lending rates for mortgage loans during were 5.87% and 3.00%, respectively.  The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 77%. During 2013, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2013, mortgage loans with a carrying value of $1,061 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2013.  The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2013.

The following tables provide the age analysis of mortgage loans aggregated by type:

At December 31, 2014 and 2013, respectively, the recorded investment in impaired loans with a related allowance for credit losses was $0 and $8,230. The Company held an allowance for credit losses on mortgage loans in the amount of $0 and $247 at December 31, 2014 and 2013, respectively.  The average recorded investment in impaired loans during 2014 and 2013 was $8,493 and $7,915, respectively. There was no recorded investment in impaired loans without an allowance for credit losses during 2014 or 2013.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $472, $540 and $552 of interest income on impaired loans for the years ended December 31, 2014, 2013 and 2012, respectively.  The Company recognized interest income on a cash basis of $484, $540 and $552 for the years ended December 31, 2014, 2013 and 2012, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $3,927, $2,768 and $3,996 were taken on real estate in 2014, 2013 and 2012, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

During 2014 and 2013, respectively, mortgage loans of $6,632 and $7,754 were foreclosed or acquired by deed and transferred to real estate.  At December 31, 2014 and 2013, the Company held a mortgage loan loss reserve in the AVR of $18,633 and $22, 728, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

At December 31, 2014, 2013 and 2012, the Company held mortgage loans with a total net admitted value of $355, $378 and $137, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2014, 2013 and 2012 related to such restructurings.  There were no commitments to lend additional funds to debtors owing receivables at December 31, 2014, 2013 and 2012.

During 2012, the Company recorded an impairment of $694 for its investment in Green Mountain Partners II, L.P.  The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. The write-down was included in net realized capital gains (losses) within the statements of operations.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities.  This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674, which was included in the carrying amount of these other invested assets. Amortization in the amount of $10,067 was recorded during each of the years ending December 31, 2014 and 2013, which is reflected in the carrying value of these other invested assets with an offset to the change in net unrealized capital gains/losses.  As the carrying amount of the total positive goodwill of  the company did not exceed 10% of the September 30, 2014 capital and surplus, adjusted to exclude positive goodwill  and net deferred tax assets as of September 30, 2014, the entire goodwill balance was admitted at December 31, 2014. As the carrying amount of the total positive goodwill of the Company exceeded 10% of the September 30, 2013 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2013, goodwill in the amount of $10,702 associated with this transaction was nonadmitted at December 31, 2013.

For the year ending December 31, 2014, the Company had ownership interests in thirty-eight LIHTC properties.  The remaining years of unexpired tax credits ranged from one to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2015 to 2025 is $1,337. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2013, the Company had ownership interests in fifty LIHTC properties.  The remaining years of unexpired tax credits ranged from one to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2014 to 2025 is $2,032. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2014 and 2013:

*The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company had no non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2014, 2013 and 2012.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty.  If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $541,725 and $370,542, respectively.

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $72,133 and $52,004, respectively.

For the years ended December 31, 2014, 2013 and 2012, the Company has recorded $(41,421), $83,948 and $(1,554) respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2014, 2013 or 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 18 years for forecasted hedge transactions.

For the years ended December 31, 2014, 2013 and 2012 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2014 and 2013, the company has accumulated deferred gains in the amount of $3,616 and $3,616, respectively, related to the termination of swaps that were hedging forecasted transactions.  It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

At December 31, 2014 and 2013, the Company had replicated assets with a fair value of $638,687 and $562,373, respectively, and credit default and forward starting interest rate swaps with a fair value of $(13,239) and $8,188, respectively.

For the year ended December 31, 2014 and 2013, the Company recognized $(50) and $77 in capital losses related to replication transactions.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

As of December 31, 2014, credit default swaps, used in replicating corporate bonds are as follows:

At December 31, 2014 and 2013, the Company held options with a fair value of $3,285 and $5,432, respectively.

At December 31, 2014 and 2013, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

The Company recognized net realized gain (losses) from swaps in the amount of $(5,916), $(3,558) and $(3,791) for the years ended December 31, 2014, 2013 and 2012, respectively.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts.  The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $31,295, $20,492 and $2,675 for the years ended December 31, 2014, 2013 and 2012, respectively.

Open futures contracts at December 31, 2014 and 2013 were as follows:

The following tables show the pledged or restricted assets as of December 31, 2014 and 2013, respectively:

Restricted Asset Category		Gross Restricted: Total From Prior Year	Gross Restricted: Increase/ (Decrease)	Total Current Year Admitted Restricted	Percentage: Gross Restricted to Total Assets	Percentage: Admitted Restricted to Total Admitted Assets
a.	Subject to contractual obligation for which liability is not shown	$ -	$ -	$ -	0.00 %	0.00 %
b.	Collateral held under security lending agreements	410,353	(114,038)	296,315	0.70	0.70
c.	Subject to repurchase agreements	-	-	-	0.00	0.00
d.	Subject to reverse repurchase agreements	-	-	-	0.00	0.00
e.	Subject to dollar repurchase agreements	79,405	209,419	288,824	0.68	0.68
f.	Subject to dollar reverse repurchase agreements	-	-	-	0.00	0.00
g.	Placed under option contracts	-	-	-	0.00	0.00
h.	Letter stock or securities restricted as to sale	-	-	-	0.00	0.00
i.	FHLB capital stock	26,000		26,000	0.06	0.06
j.	On deposit with state(s)	12,709	53	12,762	0.03	0.03
k.	On deposit with other regulatory bodies	-	-	-	0.00	0.00
l.	Pledged as collateral FHLB (including assets backing funding agreements)	557,317	3,564	560,881	1.33	1.33
m.	Pledged as collateral not captured in other categories	48,658	78,420	127,078	0.30	0.30
n.	Other restricted assets - reinsurance	189,895	4,026	193,921	0.46	0.46
o.	Total Restricted Assets	$ 1,324,337	$ 181,444	$ 1,505,781	3.56 %	3.56 %

Assets pledged as collateral not captured in other categories includes the following:

Invested assets with a carrying value of $112,833 and $33,879 pledged in conjunction with derivative transactions as of December 31, 2014 and 2013, respectively.

Invested assets with a carrying amount of $14,245 and $14,780 pledged in conjunction with funding agreement transactions as of December 31, 2014 and 2013, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks.  The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

The Company received reinsurance recoveries in the amount of $506,173, $531,297 and $588,371 during 2014, 2013 and 2012, respectively. At December 31, 2014, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $40,152, $44,808 and $45,821, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2014, 2013 and 2012 of $5,898,031, $7,101,698 and $8,852,755, respectively, of which $5,729,938, $6,957,086 and $8,683,921, respectively, were ceded to affiliates.

At December 31, 2014 and 2013, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,712 and $2,885, respectively, and reserve credits for reinsurance ceded totaled $6,237 and $10,367, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,112 and $19,539 at December 31, 2014 and 2013, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.  There would be no reduction in surplus at December 31, 2014 if all reinsurance agreements were cancelled.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

On July 1, 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $1,167, life and claim reserves recaptured were $3,296, premiums recaptured were $2,004, and claims recaptured were $956, resulting in a pre-tax loss of $1,081, which was included in the Statements of Operations.

During 2014 and 2013, the Company amortized deferred gains from reinsurance transactions occurring prior to 2013 of $79,944 and $34,549, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective September 30, 2012, the Company agreed to amend and restate the indemnity reinsurance treaty originally effective October 1, 2009 with MLIC Re, Inc., an affiliate. The amended and restated treaty now includes an experience refund mechanism and a revised schedule of coinsurance reserves.  The Company received consideration of $425,000, paid a treaty settlement equal to the change in modified coinsurance reserves of $497,500 and increased ceded coinsurance reserves by $497,500 resulting in a pre-tax gain of $425,000 ($276,250 net of tax) which has been credited directly to unassigned surplus on a net of tax basis.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008.  TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies.  The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,254 and $1,191 of this balance during 2014 and 2013, respectively.

Letters of credit held for all unauthorized reinsurers as of December 31, 2014, 2013 and 2012 were $1,521,194, $196,300 and $179,100, respectively.

7. Income Taxes

The net deferred income tax asset at December 31, 2014 and 2013 and the change from the prior year are comprised of the following components:

The main components of deferred income tax amounts are as follows:

As discussed in Note 1, for the years ended December 31, 2014 and 2013 the Company admits deferred income tax assets pursuant to SSAP No. 101.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

The impact of tax planning strategies at December 31, 2014 and 2013 was as follows:

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2014 or 2013.

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2014.

As of December 31, 2014 and 2013, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2014 and 2013.

The Company incurred income taxes during 2014, 2013 and 2012 of $191,400, $9,991 and $224,870, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2014 and 2013 is $782 and $592, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $782.  The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2014, 2013 and 2012 is $(54), $(508) and $800, respectively.  The total interest payable balance as of December 31, 2014 and 2013 is $78 and $24, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 have been completed and resulted in tax return adjustments that are currently being appealed. An examination is in progress for the years 2009 through 2012.  The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2014 and 2013.

For the years ended December 31, 2014, 2013 and 2012, premiums for participating life insurance policies were $1,142, $1,185 and $1,232, respectively.  The Company accounts for its policyholder dividends based on dividend scales and experience of the policies.  The Company paid dividends in the amount of $1,255, $1,259 and $1,279 to policyholders during 2014, 2013 and 2012, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Included in the liability for deposit-type contracts at December 31, 2014 and 2013 are approximately $51,464 and $53,121, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes.  In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2014 the contractual maturities were as follows:

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from Transamerica Life Insurance Company, an affiliate.  The liabilities assumed are $900,800 and $900,065 at December 31, 2014 and 2013, respectively.

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account.  The assets and the liabilities of these are carried at fair value.   These variable annuities generally provide an additional minimum guaranteed death benefit.  Some variable annuities also provide a minimum guaranteed income benefit.  The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement.  Hedging instruments that return the chosen index are purchased by the Company and held within the separate account.  The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $22,028,872 and $21,493,746, respectively.  The assets legally insulated from general account claims at December 31, 2014 and 2013 are attributed to the following products:

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981.  Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2014 and 2013, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

The Company offers variable and separate account annuities with minimum guaranteed benefits.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $329,659 and $504,086, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $12,979, $11,161, $11,032, $11,550, and $12,273 to the general account in 2014, 2013, 2012, 2011, and 2010, respectively.  During the years ended December 31, 2014, 2013, 2012, 2011 and 2010, the general account of the Company had paid $2,698, $12,453, $12,482, $13,588, and $21,692, respectively, toward separate account guarantees.

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2014 and 2013, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. A t December 31, 2014 and 2013, the Company established a premium deficiency reserve of $0 and $117,300, respectively.

 At December 31, 2014 and 2013, the Company had insurance in force aggregating $6,058,424 and $6,438,180, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $64,109 and $67,894 to cover these deficiencies at December 31, 2014 and 2013, respectively.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums.  The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses.  The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change.  Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.  The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $2,931 and $2,367, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.  The Company has recorded a liability of $165 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $335,069 without the prior approval of insurance regulatory authorities in 2015.

On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company, CGC. On December 23, 2013, the Company paid common stock dividends of $50,000 to its parent company, AEGON. The Company paid an ordinary common stock dividend of $118,422 and $16,578 to its parent companies, CGC and AEGON, respectively, on December 26, 2013.

The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

The Company received dividends of $13,090 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc., respectively, during 2013.

The Company paid a capital contribution of $368 to its subsidiary, AEGON Direct Marketing Services, Inc., on December 31, 2013.  The Company reported a contribution receivable from parent companies of $135,000 at December 31, 2013.  Capital contributions of $118,422 and $16,578 were received from CGC and AEGON, respectively, on February 13, 2014.

The Company paid an ordinary common stock dividend of $394,560 and $82,440 to its parent companies, CGC and AEGON, respectively, on December 21, 2012.

The Company received dividends of $11,550, $2,200 and $175, from its subsidiaries, Transamerica Asset Management, Inc., Transamerica Fund Services, Inc., and Intersecurities Insurance Agency, Inc., respectively, during 2012.

The Company paid a capital contribution of $368 to its subsidiary, AEGON Direct Marketing Services, Inc., on December 31, 2012.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2014, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

The Company’s surplus notes are held by CGC and AEGON.  These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.  The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the surplus notes at December 31, 2014 and 2013 is as follows:

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2014 and 2013, respectively, securities in the amount of $285,183 and $395,306 were on loan under securities lending agreements as part of this program. At December 31, 2014, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes.  The reinvested cash collateral has a fair value of $296,291 and $410,403 at December 31, 2014 and 2013, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent.  The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $296,385 (fair value of $296,291) that are currently tradable securities that could be sold and used to pay for the $296,315 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON.  The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations.  The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $4,602, $4,801 and $4,977, for the years ended December 31, 2014, 2013 and 2012, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,368, $1,479 and $1,556, for the years ended December 31, 2014, 2013 and 2012, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2014, 2013 and 2012 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The  Company expensed $1,337, $1,363 and $1,395 related to these plans for the years ended December 31, 2014, 2013 and 2012, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered.  The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations.  AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  The company provides office space, marketing and administrative services to certain affiliates.  During 2014, 2013 and 2012, the Company paid, net of receipts, $123,312, $57,193 and $56,619, respectively, for these services, which approximates their costs to the affiliates.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement.  The Company incurred expenses under this agreement of $50, $61 and $71 for the years ended December 31, 2014, 2013 and 2012, respectively.

At December 31, 2014 and 2013, the Company reported a net amount of $80,051 and $50,633 receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2014, 2013 and 2012, the Company paid net interest of $2, $34 and $52, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.  The Company received $26,057, $25,437 and $24,250 for these services during 2014, 2013 and 2012, respectively.

The Company had no short-term notes receivable at December 31, 2014 and 2013.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2014 and 2013, the cash surrender value of these policies was $81,285 and $155,614, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees.  As discussed in Note 6 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $165,018 and $161,384 at December 31, 2014 and 2013, respectively.

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation.  Information regarding these entities for the year ended December 31, 2014 is as follows:

C-	Claims Payment
CA-  Claims Adjustment
B-	Binding Authority
P-	Premium Collection
    U-  Underwriting

For years ended December 31, 2014, 2013 and 2012, the Company had $576,577, $522,058, $422,874, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2014, 2013 and 2012, the Company had $76,351, $91,233, $93,480, respectively, of direct premiums written by Gallagher Bollinger, Inc. For years ended December 31, 2014, 2013 and 2012, the Company had $131, $184, $146, respectively, of direct premiums written by all other managing general agents.

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $55,355,009 and $59,317,033 as of December 31, 2014 and 2013, respectively.  A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size.  The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $112 and $127 at December 31, 2014 and 2013, respectively.

At December 31, 2014 and 2013, the Company has mortgage loan commitments of $13,365 and $0, respectively. The Company has contingent commitments of $44,764 and $42,822 at December 31, 2014 and 2013, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1,337 and $2,032, respectively.

At December 31, 2014 and 2013, the Company has private placement commitments outstanding of $21,000 and $32,000 respectively.

At December 31, 2014 and 2013, no securities were acquired (sold) on a “to be announced” (TBA) basis.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2014 and 2013, the Company has pledged invested assets with a carrying value of $15,844 and $15,185, respectively, and fair value of $17,924 and $15,853, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet.  The amount of cash collateral posted as of December 31, 2014 and 2013, respectively, was $222,379 and $149,006. In addition, securities in the amount of $144,019 and $206,338 were posted to the Company as of December 31, 2014 and 2013, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements.  At December 31, 2014 and 2013, the Company has pledged invested assets with a carrying amount of $14,245 and $14,780 respectively, and fair value of $14,601 and $14,564 respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships.  The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships.  Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships.  A significant portion of the remaining term of the guarantees is between 13-18 years.  In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company’s financial results.  The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $120 and $173 at December 31, 2014 and 2013, respectively.  No payments are required as of December 31, 2014.  The current assessment of risk of making payments under these guarantees is remote.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2014 and 2013:

The Company is a member of the FHLB of Des Moines.  Through its membership, the Company has conducted business activity (borrowings) with the FHLB.  It is part of the Company's strategy to utilize these funds to improve spread lending liquidity.  The company has determined the actual/estimated maximum borrowing capacity as $1,127,651.  The company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2014 and 2013, the Company purchased/owned the following FHLB stock as part of the agreement:
At December 31, 2014, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

At December 31, 2014 and 2013, the amount of collateral pledged to the FHLB was as follows:

At December 31, 2014 and 2013, the maximum amount pledged to the FHLB was as follows:

At December 31, 2014 and 2013, the borrowings from the FHLB were as follows:

At December 31, 2014, the Maximum amount of borrowings during reporting period was as follows:

At December 31, 2014 the prepayment penalties information is as follows:

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations.  The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation.  These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2014 for the total payout block is $2,347,188.  As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions.  Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2014 and 2013, the Company’s reserves related to this matter were $23,392 and $45,219, respectively. Also, various major insurers in the U.S. have entered into settlements with insurance regulators recently regarding claims settlement practices. Certain examinations are still ongoing.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2,494 and $2,660 and an offsetting premium tax benefit of $1,027 and $1,069 at December 31, 2014 and 2013, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,066, $1,242 and $(2,814), at December 31, 2014, 2013 and 2012, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of
      Liabilities

Municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. At December 31, 2014 and 2013, the Company had no recorded liabilities for municipal repurchase agreements.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received.  At December 31, 2014 and 2013, the Company had dollar repurchase agreements outstanding in the amount of $288,648 and $79,405, respectively. The Company had an outstanding liability for borrowed money in the amount $290,995 and $80,171 at December 31, 2014 and 2013, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of dollar repurchase agreements are as follows:

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.  They were no securities of NAIC designation 3 or below sold during 2014 and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial  statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2014 through the date the financial statements are issued.

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA).  This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year.  A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015.  As of December 31, 2014, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2015, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2015 to be $2,573.  This assessment is not expected to have a material impact on risk based capital in 2015.

Statutory-Basis
Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2014

(1) Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)   United States government, state, municipal and political, hybrid and corporate bonds of 59,840 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $136 due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

Transamerica Premier Life Insurance Company

Reinsurance
(Dollars in Thousands)

Appendix A - Hypothetical Illustrations

Transamerica Premier Life Insurance Company
Home Office: Columbus, Ohio
Administrative Office: P.O. Box 5068, Clearwater Fl 33758-5068
Distributor: Transamerica Capital, Inc., Member FINRA

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration

Policy Form VL18

Designed for
Valued Client

Registered Representative
AEG_ALL AGENT
1 Home Office Ln
Nokomis, FL 34275-3476
941-555-5555
941-555-5551

This hypothetical illustration shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect death benefit levels, cash and surrender values. Any specific subaccounts reflected in this illustration may have higher or lower expenses than the subaccounts you decide to purchase. Please contact the Company or your local agent for a personalized illustration showing your actual subaccount selections in line with your individual goals, objectives and risk tolerance.

This is an illustration only and not an offer, contract, prediction or projection of future investment results or policy performance. Coverage is subject to the terms and conditions of the policy. This illustration is not valid without all 9 pages.

Upon approval of the application by the Company and payment of the total initial premium, a policy will be delivered. If for any reason the owner is not satisfied with the policy, it may be returned during the Free Look Period for a refund in the amount set forth in the Right to Examine Policy provisions of the policy.

This illustration must be preceded or accompanied by current prospectuses for the policy and the funds. The prospectuses contain complete information about variable universal life insurance including fees, investment objectives, surrender charges, risks, expenses and other important information. Read them carefully.

LD11458-2-05/14 Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM VL18 Page: 1 of 9 State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration
Current Charges Ledger

Valued Client
Male Age 35 Preferred Elite
Riders(c): None

Initial Annual Premium: $776.01
Initial Specified Amount: $100,001
Death Benefit Option Type: A (Level)

				Hypothetical Gross Rate of Return 8.00%(a) (Net Rate 7.14%) End of Year		
Age	End of Year	Planned Prem. (b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
36	1	776	776	417	0	100,001
37	2	776	1,552	857	0	100,001
38	3	776	2,328	1,319	0	100,001
39	4	776	3,104	1,803	303	100,001
40	5	776	3,880	2,312	1,021	100,001
41	6	776	4,656	2,845	1,800	100,001
42	7	776	5,432	3,401	2,642	100,001
43	8	776	6,208	3,991	3,517	100,001
44	9	776	6,984	4,625	4,435	100,001
45	10	776	7,760	5,306	5,306	100,001
46	11	776	8,536	6,211	6,211	100,001
47	12	776	9,312	7,181	7,181	100,001
48	13	776	10,088	8,221	8,221	100,001
49	14	776	10,864	9,317	9,317	100,001
50	15	776	11,640	10,472	10,472	100,001
51	16	776	12,416	11,721	11,721	100,001
52	17	776	13,192	13,042	13,042	100,001
53	18	776	13,968	14,440	14,440	100,001
54	19	776	14,744	15,918	15,918	100,001
55	20	776	15,520	17,481	17,481	100,001
56	21	776	16,296	19,189	19,189	100,001
57	22	776	17,072	21,001	21,001	100,001
58	23	776	17,848	22,924	22,924	100,001
59	24	776	18,624	24,965	24,965	100,001
60	25	776	19,400	27,130	27,130	100,001
61	26	776	20,176	29,427	29,427	100,001
62	27	776	20,952	31,866	31,866	100,001
63	28	776	21,728	34,456	34,456	100,001
64	29	776	22,504	37,209	37,209	100,001
65	30	776	23,280	40,138	40,138	100,001

Registered Representative: AEG_ALL AGENT
Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM
Page: 2 of 9
State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration
Current Charges Ledger

Valued Client
Male Age 35 Preferred Elite
Riders(c): None

Initial Annual Premium: $776.01
Initial Specified Amount: $100,001
Death Benefit Option Type: A (Level)

				Hypothetical Gross Rate of Return 8.00%(a) (Net Rate 7.14%) End of Year		
Age	End of Year	Planned Prem. (b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
66	31	776	24,056	43,257	43,257	100,001
67	32	776	24,832	46,581	46,581	100,001
68	33	776	25,608	50,128	50,128	100,001
69	34	776	26,384	53,917	53,917	100,001
70	35	776	27,160	57,972	57,972	100,001
71	36	776	27,936	62,319	62,319	100,001
72	37	776	28,712	66,989	66,989	100,001
73	38	776	29,488	72,018	72,018	100,001
74	39	776	30,264	77,447	77,447	100,001
75	40	776	31,040	83,324	83,324	100,001
76	41	776	31,816	89,704	89,704	100,001
77	42	776	32,592	96,651	96,651	101,484
78	43	776	33,368	104,123	104,123	109,329
79	44	776	34,144	112,108	112,108	117,713
80	45	776	34,920	120,638	120,638	126,670
81	46	776	35,696	129,750	129,750	136,237
82	47	776	36,472	139,479	139,479	146,453
83	48	776	37,248	149,865	149,865	157,358
84	49	776	38,024	160,949	160,949	168,997
85	50	776	38,800	172,774	172,774	181,413
86	51	776	39,576	185,384	185,384	194,653
87	52	776	40,352	198,825	198,825	208,767
88	53	776	41,128	213,147	213,147	223,804
89	54	776	41,904	228,399	228,399	239,819
90	55	776	42,680	244,637	244,637	256,869
91	56	776	43,456	261,918	261,918	275,014
92	57	776	44,232	280,502	280,502	291,722
93	58	776	45,008	300,525	300,525	309,541
94	59	776	45,784	322,141	322,141	328,584
95	60	776	46,560	345,527	345,527	348,982

Registered Representative: AEG_ALL AGENT
Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM
Page: 3 of 9
State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration Current Charges Ledger

Valued Client
Male Age 35 Preferred Elite
Riders(c): None

Initial Annual Premium: $776.01
Initial Specified Amount: $100,001
Death Benefit Option Type: A (Level)

				Hypothetical Gross Rate of Return 8.00%(a) (Net Rate 7.14%) End of Year		
Age	End of Year	Planned Prem. (b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
96	61	776	47,336	370,884	370,884	370,884
97	62	776	48,112	398,051	398,051	398,051
98	63	776	48,888	427,158	427,158	427,158
99	64	776	49,664	458,343	458,343	458,343
100	65	776	50,440	491,754	491,754	491,754
101	66	776	51,216	526,857	526,857	532,126
102	67	776	51,992	564,382	564,382	570,026
103	68	776	52,768	604,490	604,490	610,535
104	69	776	53,544	647,355	647,355	653,828
105	70	776	54,320	693,159	693,159	700,090
106	71	776	55,096	742,097	742,097	749,518
107	72	776	55,872	794,376	794,376	802,320
108	73	776	56,648	850,214	850,214	858,716
109	74	776	57,424	909,844	909,844	918,943
110	75	776	58,200	973,512	973,512	983,247
111	76	776	58,976	1,041,477	1,041,477	1,051,892
112	77	0	58,976	1,115,839	1,115,839	1,126,997
113	78	0	58,976	1,195,510	1,195,510	1,207,465
114	79	0	58,976	1,280,869	1,280,869	1,293,678
115	80	0	58,976	1,372,323	1,372,323	1,386,047
116	81	0	58,976	1,470,307	1,470,307	1,485,010
117	82	0	58,976	1,575,287	1,575,287	1,591,040
118	83	0	58,976	1,687,763	1,687,763	1,704,640
119	84	0	58,976	1,808,269	1,808,269	1,826,352
120	85	0	58,976	1,937,379	1,937,379	1,956,753

Registered Representative: AEG_ALL AGENT
Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM
Page: 4 of 9
State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration Guaranteed Charges Ledger

Valued Client
Male Age 35 Preferred Elite
Riders(c): None

Initial Annual Premium: $776.01
Initial Specified Amount: $100,001
Death Benefit Option Type: A (Level)

		Hypothetical Gross Rate of Return 0.00%(a) (Net Rate -0.86%) End of Year				Hypothetical Gross Rate of Return 8.00%(a) (Net Rate 7.14%) End of Year			
Age	End of Year	Planned Prem. (b)	Cash Value	Net Surrender Value	Death Benefit Proceeds	Planned Prem. (b)	Cash Value	Net Surrender Value	Death Benefit Proceeds
36	1	776	373	0	100,001	776	416	0	100,001
37	2	776	711	0	100,001	776	830	0	100,001
38	3	776	1,038	0	100,001	776	1,263	0	100,001
39	4	776	1,334	0	100,001	776	1,697	196	100,001
40	5	776	1,616	325	100,001	776	2,150	858	100,001
41	6	776	1,884	839	100,001	776	2,621	1,577	100,001
42	7	776	2,134	1,375	100,001	776	3,109	2,350	100,001
43	8	776	2,366	1,891	100,001	776	3,613	3,138	100,001
44	9	776	2,575	2,385	100,001	776	4,130	3,940	100,001
45	10	776	2,760	2,760	100,001	776	4,660	4,660	100,001
46	11	776	3,079	3,079	100,001	776	5,367	5,367	100,001
47	12	776	3,370	3,370	100,001	776	6,098	6,098	100,001
48	13	776	3,640	3,640	100,001	776	6,858	6,858	100,001
49	14	776	3,891	3,891	100,001	776	7,654	7,654	100,001
50	15	776	4,120	4,120	100,001	776	8,484	8,484	100,001
51	16	776	4,322	4,322	100,001	776	9,345	9,345	100,001
52	17	776	4,491	4,491	100,001	776	10,233	10,233	100,001
53	18	776	4,621	4,621	100,001	776	11,144	11,144	100,001
54	19	776	4,707	4,707	100,001	776	12,075	12,075	100,001
55	20	776	4,738	4,738	100,001	776	13,017	13,017	100,001
56	21	776	4,709	4,709	100,001	776	13,966	13,966	100,001
57	22	776	4,617	4,617	100,001	776	14,922	14,922	100,001
58	23	776	4,466	4,466	100,001	776	15,889	15,889	100,001
59	24	776	4,256	4,256	100,001	776	16,868	16,868	100,001
60	25	776	3,978	3,978	100,001	776	17,852	17,852	100,001
61	26	776	3,615	3,615	100,001	776	18,829	18,829	100,001
62	27	776	3,148	3,148	100,001	776	19,785	19,785	100,001
63	28	776	2,561	2,561	100,001	776	20,705	20,705	100,001
64	29	776	1,841	1,841	100,001	776	21,578	21,578	100,001
65	30	776	981	981	100,001	776	22,401	22,401	100,001

Registered Representative: AEG_ALL AGENT
Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM
Page: 5 of 9
State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration
Guaranteed Charges Ledger

Valued Client
Male Age 35 Preferred Elite
Riders(c): None

Initial Annual Premium: $776.01
Initial Specified Amount: $100,001
Death Benefit Option Type: A (Level)

		Hypothetical Gross Rate of Return 0.00%(a) (Net Rate -0.86%) End of Year				Hypothetical Gross Rate of Return 8.00%(a) (Net Rate 7.14%) End of Year			
Age	End of Year	Planned Prem. (b)	Cash Value	Net Surrender Value	Death Benefit Proceeds	Planned Prem. (b)	Cash Value	Net Surrender Value	Death Benefit Proceeds
66	31	0	0	0	0	776	23,164	23,164	100,001
67	32	0	0	0	0	776	23,866	23,866	100,001
68	33	0	0	0	0	776	24,498	24,498	100,001
69	34	0	0	0	0	776	25,049	25,049	100,001
70	35	0	0	0	0	776	25,498	25,498	100,001
71	36	0	0	0	0	776	25,813	25,813	100,001
72	37	0	0	0	0	776	25,947	25,947	100,001
73	38	0	0	0	0	776	25,847	25,847	100,001
74	39	0	0	0	0	776	25,479	25,479	100,001
75	40	0	0	0	0	776	24,792	24,792	100,001
76	41	0	0	0	0	776	23,724	23,724	100,001
77	42	0	0	0	0	776	22,184	22,184	100,001
78	43	0	0	0	0	776	20,045	20,045	100,001
79	44	0	0	0	0	776	17,142	17,142	100,001
80	45	0	0	0	0	776	13,279	13,279	100,001
81	46	0	0	0	0	776	8,199	8,199	100,001
82	47	0	0	0	0	776	1,585	1,585	100,001
83	48	0	0	0	0	0	0	0	0

Registered Representative: AEG_ALL AGENT
Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM
Page: 6 of 9
State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration Underwriting Guidelines

Valued Client	Initial Annual Premium: $776.01
Male Age 35 Preferred Elite	Initial Specified Amount: $100,001
Riders(c): None	Death Benefit Option Type: A (Level)

(a)The hypothetical gross rates of return are reduced by the weighted average of the annual management fees and expenses of all the subaccounts selected. The current mortality and expense risk charge is 0.75% in years 1-10. We may reduce this charge to 0.60% for Policy years 11-15, 0.30% for Policy years 16-20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so. The guaranteed mortality and expense risk charge is 0.90% in all years. The mortality and expense risk charge and the investment advisory fees are daily charges that are taken from the unit values of the subaccounts. They are reflected as constant annualized rates in both the current and guaranteed charges ledgers.

The selected subaccount average annual management fees and expenses to determine the weighted average as of December 31, 2013 are:

Subaccount	Subaccount Allocation Percentage	Total Subaccount Expenses
Transamerica Aegon Active Asset Allocation - Conservative VP	0.35%	0.71%
Transamerica Aegon Active Asset Allocation – Moderate Growth VP	1.11%	0.70%
Transamerica Aegon Active Asset Allocation – Moderate VP	0.10%	0.69%
Transamerica Aegon High Yield Bond VP	0.63%	0.63%
Transamerica Aegon Money Market VP	1.23%	0.42%
Transamerica Aegon U.S. Government Securities VP	0.27%	0.62%
Transamerica AllianceBernstein Dynamic Allocation VP	0.12%	0.87%
Transamerica Asset Allocation - Conservative VP	1.21%	0.85%
Transamerica Asset Allocation - Growth VP	10.09%	1.07%
Transamerica Asset Allocation - Moderate Growth VP	10.23%	0.95%
Transamerica Asset Allocation - Moderate VP	2.83%	0.89%
Transamerica Barrow Hanley Dividend Focused VP	2.27%	0.73%
Transamerica BlackRock Global Allocation VP	0.18%	0.78%
Transamerica BlackRock Tactical Allocation VP	1.00%	0.90%
Transamerica Clarion Global Real Estate Securities VP	1.56%	0.90%
Transamerica International Moderate Growth VP	0.39%	1.05%
Transamerica Janus Balanced VP	0.31%	0.84%
Transamerica Jennison Growth VP	0.54%	0.80%
Transamerica JPMorgan Core Bond VP	1.60%	0.57%
Transamerica JPMorgan Enhanced Index VP	0.23%	0.83%
Transamerica JPMorgan Tactical Allocation VP	1.66%	0.88%
Transamerica MFS International Equity VP	1.45%	1.03%
Transamerica Morgan Stanley Capital Growth VP	1.38%	0.90%
Transamerica Morgan Stanley Mid-Cap Growth VP	13.13%	0.88%
Transamerica Multi-Managed Balanced VP	4.06%	0.77%
Transamerica PIMCO Tactical – Balanced VP	0.24%	0.91%
Transamerica PIMCO Tactical – Conservative VP	0.32%	0.92%
Transamerica PIMCO Tactical – Growth VP	0.45%	0.95%
Transamerica PIMCO Total Return VP	0.89%	0.70%
Transamerica Systematic Small/Mid Cap Value VP	4.35%	0.86%
Transamerica T. Rowe Price Small Cap VP	1.81%	0.82%
Transamerica Torray Concentrated Growth VP	0.23%	0.72%
Transamerica Vanguard ETF Portfolio - Balanced VP	0.03%	0.44%
Transamerica Vanguard ETF Portfolio - Growth VP	0.11%	0.44%
Transamerica WMC US Growth VP	28.70%	0.70%
ProFund VP Asia 30	0.17%	1.68%
ProFund VP Basic Materials	0.13%	1.68%
ProFund VP Bull	0.18%	1.68%
ProFund VP Consumer Services	0.11%	1.68%
ProFund VP Emerging Markets	0.17%	1.68%
ProFund VP Europe 30	0.02%	1.68%
ProFund VP Falling US Dollar	0.02%	1.68%
ProFund VP Financials	0.12%	1.68%

Registered Representative: AEG_ALL AGENT Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM Page: 7 of 9 State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration Underwriting Guidelines

Valued Client	Initial Annual Premium: $776.01
Male Age 35 Preferred Elite	Initial Specified Amount: $100,001
Riders(c): None	Death Benefit Option Type: A (Level)

ProFund VP International	0.09%	1.68%
ProFund VP Japan	0.08%	1.68%
ProFund VP Mid-Cap	0.17%	1.68%
ProFund VP Money Market	0.52%	1.35%
ProFund VP NASDAQ-100	0.25%	1.68%
ProFund VP Oil & Gas	0.25%	1.68%
ProFund VP Pharmaceuticals	0.15%	1.68%
ProFund VP Precious Metals	0.13%	1.68%
ProFund VP Short Emerging Markets	0.01%	1.68%
ProFund VP Short International	0.01%	1.68%
ProFund VP Short NASDAQ-100	0.02%	1.68%
ProFund VP Short Small-Cap	0.04%	1.68%
ProFund VP Small-Cap	0.30%	1.70%
ProFund VP Small-Cap Value	0.17%	1.72%
ProFund VP Telecommunications	0.02%	1.68%
ProFund VP U.S. Government Plus	0.08%	1.38%
Profund VP UltraNASDAQ-100	0.33%	1.68%
ProFund VP UltraSmall-Cap	0.36%	1.71%
ProFund VP Utilities	0.07%	1.68%
Fidelity VIP Index 500 Portfolio	0.65%	0.35%
Access VP High Yield Fund	0.19%	1.68%
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	0.05%	0.90%
Franklin Founding Funds Allocation VIP Fund	0.07%	1.11%

(b) The Planned Premium column includes any unscheduled lump sum premium amounts, and is net of any loans or withdrawals illustrated. Modal premiums are included as paid and all annual premiums are paid at the beginning of each Policy Year. All illustrated values and benefits are shown as of the end of each Policy year. Values and premiums are rounded to the nearest dollar.

This Illustration assumes all net premiums (premiums, less any premium expense charges) are allocated to variable subaccounts of the Separate Account. Cash values are illustrated after Monthly Deductions, as noted below. The Net Surrender Value illustrated is the Cash Value, less any applicable surrender charges and loans.

The current charges illustration reflects current charges, and the guaranteed charges illustration reflects the guaranteed charges. These charges are:

- A mortality and expense risk charge assessed against each subaccount. The current charge is 0.75% in Policy years 1-10, 0.60% in Policy years 11-15, 0.30% in Policy years 16-20 and 0.00% thereafter. The guaranteed maximum charge is 0.90% for all Policy years.
- The premium expense charge:
  - Policies with a specified amount of less than $250,000 – 6.00% years 1-10, 2.50% thereafter.
  - Policies with a specified amount of $250,000 - $499,999 – 3.00% years 1-10, 2.5% thereafter.
  - There is no premium expense charge for policies with a specified amount of $500,000+.
- Monthly Deductions for the cost of insurance, the monthly Policy charge (currently $10 per month through age 110 and $0 thereafter, guaranteed $12 per month through age 110 and $0 thereafter) and the monthly per unit charge (a charge per $1000 specified amount for the first 10 years and the first 10 years of specified amount increases) and any riders illustrated.
- A surrender charge per $1,000 of the initial specified amount and each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 policy years and 10 years from the date of any specified amount increase.

(c) **Rider(s) Illustrated:** None

At a 0.00% gross rate of return and guaranteed charges, the policy lapses in year 31.

Registered Representative: AEG_ALL AGENT | Ver: 4.36.43.0 (1.0.29.0)

February 18, 2015 10:55 AM | Page: 8 of 9 | State: CO

Transamerica Premier Life Insurance Company

Transamerica® Freedom Elite Builder II Variable Universal Life Insurance Ledger Illustration Underwriting Guidelines

Valued Client	Initial Annual Premium: $776.01
Male Age 35 Preferred Elite	Initial Specified Amount: $100,001
Riders(c): None	Death Benefit Option Type: A (Level)

Actual rates of return may be more or less than those shown, and will depend upon a number of factors, including the actual premiums paid by the Policy Owner and the actual investment returns of the subaccounts selected. This illustration uses a single constant hypothetical rate of return over all years for the Separate Account. It is the Agent/Representative's responsibility to use a reasonable hypothetical rate of return given current and historical market conditions. No representations are made by Transamerica Premier Life Insurance Company or the Funds, that the hypothetical rate of return can be achieved during any one year or sustained over any period of time.

Information regarding a Modified Endowment Contract:
Amounts withdrawn or borrowed from a Modified Endowment Contract ("MEC"), or the pledge of a MEC, prior to the death of the Insured will be taxable to the extent of any gain in the contract. In addition, if the owner is not yet 59 1/2 or if the owner is not an individual (such as a trust, for example), the taxable amounts may be subject to a 10% penalty tax. Under the Federal Income Tax Law, a life insurance contract becomes a MEC when actual premiums paid exceed a specified 7-Pay premium limit applicable initially for the first seven policy years and may also become a MEC when there are certain reductions in policy benefits. New 7-Pay premium limits for succeeding seven-year periods may be established for the policy as a result of certain changes in policy terms or benefits. All MECs issued by Transamerica Premier Life Insurance Company and its affiliates to the same owner during any calendar year will be treated as one MEC. If there is an IRC Section 1035 Exchange of a life insurance contract that is not a MEC for another life insurance contract, the cash value in the existing contract will be reflected in the 7-pay premium limit calculation for the new contract following the exchange. If the original policy was a MEC, the new policy received in exchange will also be a MEC. You should consult with and rely on your qualified tax advisor as to the implications of any withdrawal, loan, surrender, pledge, exchange or collateral assignment of a life insurance policy.

Based on the premium payments and activities illustrated, this policy will not become a Modified Endowment Contract ("MEC").

Target: Used for internal monitoring of new business, determining future business levels and other administrative purposes.

Guideline Premium Test: The tax code defines a life insurance contract for federal income tax purposes. The illustrated policy satisfies the definition of life insurance for federal income tax purposes using the Guideline Premium Test (GPT). The GPT requires that the premiums paid on a life insurance policy must not exceed the maximum guideline premium limitation, calculated as set forth in IRC Section 7702. The limitation is equal to the greater of (a) the Guideline Single Premium or (b) the cumulative sum of the Guideline Annual Premiums. Additionally the GPT requires that a certain minimum margin be maintained between the death benefit and the Policy Value.

To ensure compliance with federal income tax law, Transamerica Premier Life Insurance Company will monitor the level of death benefit and premiums, and reserves the right to adjust the death benefit and limit or refund any amount of premium, to preserve the qualification of the policy as a life insurance contract. As provided in the policy, Transamerica Premier Life Insurance Company will automatically adjust the death benefit to maintain the required minimum margin between the Policy Value and the death benefit in order to preserve the qualification of the policy as a life insurance contract. Please note that the death benefit may increase and then decrease to maintain the minimum margin. Increasing the death benefit may increase the cost of insurance charges for the policy. Changes or transactions that reduce benefits may require a distribution of cash from the policy to you in order to maintain the status of the policy as a life insurance contract. If your policy is not a Modified Endowment Contract (MEC), some or all of a distribution that is required due to a benefit reduction in the first fifteen policy years may be taxable as ordinary income, while such distributions in later years will be non-taxable to the extent of your basis in the policy. If your policy is a MEC, a distribution in any year will be taxable as ordinary income to the extent of gain in the contract.

Under the GPT, distributions required as a result of a requested change or transaction may be required in the year of the change and in future years thereafter.

Transamerica Premier Life Insurance Company and its agents cannot give tax, legal, or accounting advice. Please consult your personal tax advisor, attorney or accountant.

To ensure compliance with federal income tax law, Transamerica Premier Life Insurance Company will monitor the level of death benefit and premiums, and reserves the right to adjust the death benefit and limit or refund any amount of premium, to preserve the qualification of the policy as a life insurance contract for federal income tax purposes.

Transamerica Premier Life Insurance Company and its agents cannot give tax, legal or accounting advice. Please consult your attorney, accountant or personal tax advisor. For information about the taxation of life insurance policies, please refer to the prospectus.

Initial Target: $776.01	**Initial GL Single:** $14,425.77	**Initial 7-Pay:** $3,321.57
Initial Minimum: $705.96	**Initial GL Annual:** $1,213.74	

Registered Representative: AEG_ALL AGENT Ver: 4.36.43.0 (1.0.29.0)
February 18, 2015 10:55 AM Page: 9 of 9 State: CO

WE ARE STANDING TALLER
We are pleased to announce that Western Reserve Life Assurance Co. of Ohio, a Transamerica company, is in the process of merging with Transamerica Premier Life Insurance Company. The merger will not affect the insurance coverage described in the marketing materials. We anticipate the merger to occur around October 1, 2014 and take several months to obtain all the necessary approvals, so your policy and premium billing may come from Transamerica Premier Life Insurance Company or Western Reserve Life, depending upon the timing of your State's approval.
TRANSAMERICA

PART C - OTHER INFORMATION

Item 26.		Exhibits
(a)		Board of Directors Resolution
	(i)	Resolution of the Board of Directors of Western Reserve establishing the separate account (1)
	(ii)	Resolution of TPLIC Board authorizing Plan of Merger and attached Plan of Merger (20)
	(iii)	Resolution of WRL Board of Directors authorizing Plan of Merger and attached Plan of Merger (20)
	(iv)	Resolution Authorizing Re-domestication of Separate Account (20)
(b)		Not Applicable
(c)		Underwriting Contracts
	(i)	Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Monumental Life dated March 1, 2013 (19)
(ii)
Amendment No. 1 to the Amended and Restated Principal Underwriting Agreement between Transamerica Capital, Inc. and Transamerica Premier Life Insurance Company (formerly, Monumental Life) dated July 31, 2014 (20)

(d)		Contracts
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (10)
	(ii)	Inflation Fighter Rider Level Premium (5)
	(iii)	Primary Insured Rider Plus (5)
	(iv)	Disability Waiver of Premium Rider (5)
	(v)	Disability Waiver of Monthly Deductions Rider (5)
	(vi)	Other Insured Rider (5)
	(vii)	Accidental Death Benefit Rider (5)
	(viii)	Living Benefit Rider (an Accelerated Death Benefit) (3)
	(ix)	Children’s Insurance Rider (4)
(e)		Applications
	(i)	Application for Flexible Premium Variable Life Insurance Policy (10)
(f)		Depositor’s Certificate of Incorporation and By-Laws
	(i)	Restated Articles of Incorporation and Articles of Re-domestication of TPLIC (formerly, Monumental Life Insurance Company) (20)
	(ii)	Amended By-Laws of TPLIC (formerly, Monumental Life Insurance Company) (20)
(g)		Reinsurance Contracts
	(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (2)
	(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (2)
(h)		Participation Agreements
(i)
Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (15)

(ii)
Amendment No. 1 dated May 1, 2013 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (15)

(iii)
Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (15)

(iv)
Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (15)

(v)
Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (15)

(vi)
Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (21)

(vii)
Revision to Schedule A dated July 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (21)

(viii)
Amendment No. 2 dated  November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  and Transamerica Premier Life Insurance Company dated May 1, 2013 (21)

(ix)	Participation Agreement Among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000 (21)
( x )	Amendment No. 1 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 3-8-2004 (21)
( xi )	Amendment No. 2 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 5-1-2005 (21)
(xii)	Amendment No. 3 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 6-27-2007 (21)
(xiii)	Amendment No. 4 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 10-1-2007 (21)
(xiv)
Amendment No. 5 (Privacy) to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 3-1-2012 (21)

(xv)
Amendment No. 6 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 5-1-2013 (21)

(xvi)
Amendment No. 7 to Participation Agreement Among Variable Products’ Funds, Fidelity Distributors Corporation and Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) dated 10-1-2014 (21)

( xvii )	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (8)
(x viii )	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (7)
( xix )	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2008 (7)
(x x )	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008 (9)
(x xi )	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (13)
(x xii )	Amendment No. 6 to Participation Agreement among Westerner Reserve Life Assurance Co. of Ohio and ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013 (15)
(x xiii )	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (13)
(x xiv )	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and T ransamerica Premier Life Insurance Company (formerly, Monumental Life) dated August 2, 2000 (16)
(x xv )	Amendment to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated May 9, 2008 (16)
(x xvi )	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated March 1, 2012 (17)

	( xxvii )	Amendment No. 3 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated April 30, 2014 (18)
	( xxviii )	Amendment No. 4 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and TPLIC dated October 1, 2014 (20)
( xxix )
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008  (11)

(xx x )
Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009  (11)

(xx xi )
Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010  (14)

(xx xii )
Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011  (13)

( xxxiii )
Amendment to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated January 15, 2013 (15)

(xx xiv )
Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011 (12)

( xxxv)
Amendment No.6 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2014 (21)

(xxxvi)
Amendment No.7 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated September 30, 2014 (21)

( xxxvii)
Amendment No.8 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc. dated October 24, 2014 (21)

Not Applicable
Not Applicable
(k)		Legal Opinion
	(i)	Opinion and Consent of Arthur D. Woods, Esq. (2 1 )
(l)	Actuarial Opinion
	(i)	Actuarial Opinion and Consent of Randall C. Wright (21)
(m)		Sample Hypothetical Illustration (6)
(n)		Other Opinions:
	(i)	Written Consent of PricewaterhouseCoopers LLP (21)
	(ii)	Written Consent of Ernst & Young LLP (2 1 )
(o)		Not Applicable
(p)		Not Applicable
(q)		Redeemability Exemption
	(i)	Memorandum describing issuance, transfer and redemption procedures, as amended (20)
(r)		Powers of Attorney (2 1 )
	(i)	Mark W. Mullin
	(ii)	Arthur C. Schneider
	(iii)	Brenda K. Clancy
	(iv)	Jason Orlandi
	(v)	Robert J. Kontz
	(vi)	C. Michiel van Katwijk
	(vii)	Eric J. Martin
	(vii)	Scott W. Ham

_____________________________________
(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(3)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File No. 333-144117) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated June 14, 2006 (File No. 333-135005) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 14, 2008 (File No. 333-110315) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated June 27, 2008 (File No. 333-110315) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 18, 2011 (File No. 333-110315) and is incorporated herein by reference.
(13)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 22, 2013 (File No. 333-110315) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective amendment No. 5 to Form N-4 Registration Statement dated April 29, 2009 (File No. 333-146323) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective amendment No. 10 to Form N-4 Registration Statement dated April 30, 2014 (File No. 333-146323) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective amendment No. 9 to Form N-4 Registration Statement dated April 25, 2013 (File No. 333-146323) and is incorporated herein by reference.
(20)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 dated October 1, 2014 (File No. 333-199047) and is incorporated herein by reference.
(21)	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(2)	Director
Brenda K. Clancy	(1)	Director, Chairman of the Board, Chief Executive Officer and President
Scott W. Ham	(1)	Director and Division President – Life & Protection
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
Robert J. Kontz	(1)	Director and Vice President
Eric J. Martin	(1)	Senior Vice President and Corporate Controller
C. Michiel van Katwijk	(1)	Director, Chief Financial Officer, Senior Vice President and Treasurer
Jason Orlandi	(1)	Director, Secretary, Senior Vice President and General Counsel
______________________________________
(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	Two East Chase St., Baltimore, MD 21202

Item 28. Persons Controlled or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON   Canada   Holding B.V.   owns   174,588,712
shares   of   Common Stock;   1,500   shares   of   Series   II
Preferred   stock;   2 shares   of   Series   III   Preferred   stock.   TIHI   Canada   Holding,   LLC   owns   1,441,941.26   shares
of   Class   B   - Series   I   Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company ( 90.6057% ) ; Transamerica Premier Life Insurance Company (9.3943%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker/Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non- AEGON affiliates: Bank of America, N.A . ( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non- AEGON affiliates: Bank of America, N.A. ( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
Members:   Garnet   Community   Investments,   LLC   (0.01%);   ING USA   Annuity and   Life   Insurance   company,   a   non-affiliate   of   AEGON     (12.999%),   and   ReliaStar   Life
Insurance   Company,   a non-affiliate   of   AEGON   (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:     Garnet   Community   Investments   XXIV,   LLC   (0.01%   as   Managing   Member);   Transamerica   Life   Insurance   Company (21.26%);   non-   affiliates   of   AEGON:     New   York   Life   Insurance   Company (25.51%),   New   York   Life   Insurance   and   Annuity   Corporation   (21.73%)   and   Principal   Life   Insurance   Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:     Garnet   Community
Investments   XXVII,   LLC   (0.01%);   Transamerica   Life   Insurance   Company   (16.7045%);   non-affiliates   of   AEGON:   Aetna   Life   Insurance   Company   (30.2856%);   New   York   Life   Insurance   Company (22.7142%);   ProAssurance
Casualty   Company (3.6343%);   ProAssurance   Indemnity Company   (8.4800%);   State   Street   Bank   and   Trust   Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:     Garnet   Community   Investments   XXVIII   LLC   (0.01%);   non-   affiliates   of   AEGON:     USAA   Casualty   Insurance   Company (17.998%);   USAA   General   Indemnity Company   (19.998%);   USAA   Life   Insurance   Company (3.999%);   United   Services   Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware	Sole Member - Garnet Community Investment XLI, LLC	Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV - A, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:     Garnet   LIHTC   Fund   XIV,   LL   (99.99%   investor limited partner);   Transamerica   Affordable   housing,   Inc.   (non-owner   manager);   non-affiliates   of   AEGON:     ABS   Imani   Fe,   LLC   (.0034%
class   A   limited partner);   Central   Valley   Coalition   for   Affordable   housing   (.0033%   co-managing   general   partner);   Grant   Housing   and Economic   Development   Corporation   (.0033%   managing   partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% AEGON USA, LLC	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Transamerica Premier Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware
Members:     Transamerica   Life   Insurance   Company (90.96%);   Transamerica   Premier   Life   Insurance   Company   (6.30%);   Transamerica
Financial   Life   Insurance   Company (2.74%).   Manager:   AEGON   USA   Realty   Advisors,   Inc.
Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Transamerica Premier Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Stonebridge Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% AEGON USA, LLC; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190   shares   Common Stock   owned   by   Transamerica   International   Holdings,   Inc.;
86,590   shares   of   Preferred Stock   owned   by Transamerica   Corporation;   30,564   shares   of   Preferred Stock
owned   by AEGON   USA,   LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding Company	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding Company	Investments
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members   are:     Transamerica   Life   Insurance   Company (65.951%);   Transamerica   Premier   Life   Insurance   Company (32.969%);   Transamerica   Financial   Life   Insurance   Company   (1.080%)
Manager:     AEGON   USA
Investment   Management   LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)         Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Michael W. Brandsma	(1)	Director, President and Chief Financial Officer
David W. Hopewell	(2)	Director
David R. Paulsen	(1)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer
Rick B. Resnik	(3)	Chief Compliance Officer
Elizabeth Belanger	(3)	Vice President and Assistant Secretary
Alison Ryan	(4)	Vice President and Assistant Secretary
Ayla Nazli	(4)	Assistant Secretary
Amy Angle	(5)	Assistant Vice President
Brenda L. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(2)	Assistant Vice President
Arthur D. Woods	(6)	Assistant Vice President
Marc Cahn	(3)	Secretary
Jeffrey T. McGlaun	(5)	Assistant Treasurer
C. Michiel Van Katwijk	(5)	Treasurer

(1)   4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(2)   4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)   440 Mamaroneck Avenue, Harrison, NY  10528
(6)   1150 S. Olive St., Los Angeles, CA  90015
(5)   100 Light Street, Floor B1, Baltimore, MD  21202
(6)   570 Carillon Parkway, St. Petersburg, FL  33716

(c)         Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions (1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	0	0	0	0

(1)	TCI passes any commissions paid to the selling firms and does not retain any portion of the payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Premier Life Insurance Company at 570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762, 12855 Starkey Road, Largo, Florida 33773 or 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499-0001.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation

Transamerica Premier Life Insurance Company (“Transamerica Premier”) hereby represents that the fees and charges deducted under the Transamerica® Freedom Elite Builder II, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 28th day of April 2015.

WRL SERIES LIFE ACCOUNT
(Registrant)

Transamerica Premier Life Insurance Company
(depositor)

By: Brenda K. Clancy*
Chairman of the Board, Chief Executive Officer & President
of Transamerica Premier Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2015:

Mark W. Mullin* Mark W. Mullin	Director

Brenda K. Clancy* Brenda K. Clancy	Director, Chairman of the Board, Chief Executive Officer and President

Scott W. Ham*	Director, Division President – Life & Protection
Scott W. Ham

Arthur C. Schneider* Arthur C. Schneider	Director, Senior Vice President and Chief Tax Officer

Jason Orlandi* Jason Orlandi	Director, Secretary, Senior Vice President and General Counsel

Robert J. Kontz* Robert J. Kontz	Director and Vice President

C. Michiel van Katwijk* C. Michiel van Katwijk	Director, Chief Financial Officer, Senior Vice President and Treasurer

Eric J. Martin* Eric J. Martin	Senior Vice President and Corporate Controller

s/ Arthur D. Woods *By: Arthur D. Woods	Vice President and Senior Counsel

*By: Arthur D. Woods – Attorney-in-Fact pursuant to Powers of Attorney filed herewith

Exhibit Index
Exhibit No.	Description of Exhibit
26(h)(vi)
Revision to Schedule A dated May 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013

26(h)(vii)
Revision to Schedule A dated July 1, 2014 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013

26(h)(viii)
Amendment No. 2 dated November 10, 2014 to Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Premier Life Insurance Company dated May 1, 2013

26(h)(ix)	Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000
26(h)(x)	Amendment No. 1dated 3-8-2004 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000
26(h)(xi)	Amendment No. 2 dated 5-1-2005 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000
26(h)(xii)	Amendment No. 3 dated 6-27-2007 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000
26(h)(xiii)	Amendment No. 4 dated 10-1-2007 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Peoples Benefit Life Insurance Company dated 12-1-2000
26(h)(xiv)
Amendment No. 5 dated 3-1-2012 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 12-1-2000

26(h)(xv)
Amendment No. 6 dated 5-1-2013 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Monumental Life Insurance Company (formerly, Peoples Benefit Life Insurance Company) dated 12-1-2000

26(h)(xvi)
Amendment No.7 dated 10-1-2014 to Participation Agreement among Variable Insurance Products’ Funds, Fidelity Distributors Corporation and Transamerica Premier Life Insurance Company (formerly, Monumental Life Insurance Company) dated 12-1-2000

26(h)(xxxv)
Amendment No. 6 dated May 1, 2014 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc.

26(h)(xxxvi)
Amendment No. 7 dated September 30, 2014 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Transamerica Premier Life Insurance Company ( formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc.

26(h)(xxxvii)
Amendment No. 8 dated October 24, 2014 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) and Transamerica Capital, Inc.

26(k)(i)	Opinion & Consent of Arthur D. Woods, Esq.
26(l)(i)	Actuarial Opinion & Consent of Randall C. Wright
26(n)(i)	Written Consent of PricewaterhouseCoopers LLP
26(n)(ii)	Written Consent of Ernst & Young LLP
26(r)	Powers of Attorney